                                                    FILED PURSUANT TO RULE 433
                                        REGISTRATION STATEMENT NO.: 333-130755

STRUCTURAL AND COLLATERAL INFORMATION

$2,834,215,000 (APPROXIMATE OFFERED CERTIFICATES)

$3,180,045,686 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
OFFERED CLASSES A-1, A-2, A-3, A-AB, A-4, A-1A, XP, A-MFX, A-JFX AND B
CERTIFICATES

BANC OF AMERICA COMMERCIAL MORTGAGE TRUST 2007-1
ISSUING ENTITY

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR AND MORTGAGE LOAN SELLER

EUROHYPO AG, NEW YORK BRANCH
SPONSOR AND MORTGAGE LOAN SELLER

BANK OF AMERICA, NATIONAL ASSOCIATION
MASTER SERVICER

LNR PARTNERS, INC.
SPECIAL SERVICER

FEBRUARY 2007

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF
YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU E-MAIL A REQUEST TO
DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM. THE SECURITIES MAY NOT BE
SUITABLE FOR ALL INVESTORS. BANC OF AMERICA SECURITIES LLC AND THE OTHER
UNDERWRITERS AND THEIR AFFILIATES MAY ACQUIRE, HOLD OR SELL POSITIONS IN THESE
SECURITIES, OR IN RELATED DERIVATIVES, AND MAY HAVE AN INVESTMENT OR COMMERCIAL
BANKING RELATIONSHIP WITH THE ISSUER. SEE "IMPORTANT NOTICE REGARDING THE
OFFERED CERTIFICATES" IN THIS FREE WRITING PROSPECTUS.

                         BANC OF AMERICA SECURITIES LLC

                                   ----------

CITIGROUP         COMMERZBANK CORPORATES & MARKETS         MERRILL LYNCH & CO.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------

IMPORTANT NOTICE REGARDING THE OFFERED CERTIFICATES
--------------------------------------------------------------------------------

THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET POOLS
BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE POSSIBILITY
THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR ELIMINATED AT
ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS) AND ARE
OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN YOU ARE
CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL COME INTO
BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN PRICED AND WE
HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY "INDICATIONS
OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY US, WILL NOT
CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND IF
ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

                                   ----------

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC, Citigroup Global Markets Inc., Commerzbank Capital
Markets Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (each an
"Underwriter" and, collectively, the "Underwriters") make no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriters and their respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information in these materials is current as of the date appearing on the material only. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and subject to change. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their respective affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                   ----------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------

                                   ----------

                            IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT
BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES.
THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN
CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS
ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR
CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

                                   ----------

The file number of the registration statement to which this free writing prospectus relates is 333-130755.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-off Date

Ten Largest Mortgage Loans or Crossed Portfolios
   Ten Largest Mortgage Loans or Crossed Portfolios by Cut-off Date

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                                             APPROX.
             EXPECTED         CERTIFICATE    % OF                                                                    ASSUMED
              RATINGS          BALANCE OR    INITIAL   APPROX.                         WEIGHTED     PRINCIPAL         FINAL
        ------------------     NOTIONAL       POOL      CREDIT         RATE            AVERAGE        WINDOW      DISTRIBUTION
CLASS   FITCH / MOODY'S(1)     AMOUNT(2)     BALANCE   SUPPORT         TYPE         LIFE (YRS)(3)    (MOS)(3)        DATE(3)
------  ------------------   ------------    -------   -------   ----------------   -------------   ---------   -----------------

A-1(4)      AAA / Aaa        $ 57,000,000     1.792%   30.000%       Fixed(5)            3.43         1 - 58    December 15, 2011
A-2(4)      AAA / Aaa        $293,000,000     9.214%   30.000%       Fixed(5)            4.85        58 - 59     January 15, 2012
A-3(4)      AAA / Aaa        $444,000,000    13.962%   30.000%       Fixed(5)            6.74        80 - 82    December 15, 2013
A-AB(4)     AAA / Aaa        $ 59,554,000     1.873%   30.000%       Fixed(5)            6.90        59 - 106   December 15, 2015
A-4(4)      AAA / Aaa        $732,000,000    23.019%   30.000%       Fixed(5)            9.76       106 - 119    January 15, 2017
A-1A(4)     AAA / Aaa        $640,477,000    20.140%   30.000%       Fixed(5)            7.78         1 - 119    January 15, 2017
XP          AAA / Aaa                 TBD(6)    N/A       N/A    Variable Rate(6)            (6)       N/A             N/A
A-MFX       AAA / Aaa        $318,004,000    10.000%   20.000%       Fixed(5)            9.88       119 - 119    January 15, 2017
A-JFX       AAA / Aaa        $262,355,000     8.250%   11.750%       Fixed(5)            9.95       119 - 120   February 15, 2017
B           AA+ / Aa1        $ 27,825,000     0.875%   10.875%       Fixed(5)            9.97       120 - 120   February 15, 2017

NON-OFFERED CERTIFICATES(7)

                                               APPROX.
           EXPECTED           CERTIFICATE       % OF                                                              ASSUMED
            RATINGS           BALANCE OR       INITIAL   APPROX.                      WEIGHTED    PRINCIPAL        FINAL
      ------------------       NOTIONAL          POOL     CREDIT         RATE         AVERAGE       WINDOW      DISTRIBUTION
CLASS FITCH / MOODY'S(1)      AMOUNT(2)        BALANCE   SUPPORT         TYPE      LIFE (YRS)(3)   (MOS)(3)        DATE(3)
----- ------------------   ----------------    -------   -------  ---------------  -------------  ---------  ------------------

XC         AAA / Aaa       $3,180,045,686(8)     N/A       N/A    Variable Rate(8)          (8)      N/A            N/A
A-MFL    AAA / Aaa(9)                 TBD(10)    TBD       TBD      Floating(11)         TBD         TBD            TBD
A-JFL    AAA / Aaa(9)                 TBD(10)    TBD       TBD      Floating(11)         TBD         TBD            TBD
C          AA / Aa2        $   35,776,000       1.125%    9.750%      Fixed(5)          9.97      120 - 120   February 15, 2017
D          AA- / Aa3       $   27,825,000       0.875%    8.875%      Fixed(5)          9.97      120 - 120   February 15, 2017
E           A / A2         $   39,751,000       1.250%    7.625%      Fixed(5)          9.97      120 - 120   February 15, 2017
F           A- / A3        $   39,750,000       1.250%    6.375%      Fixed(5)          9.97      120 - 120   February 15, 2017
G         BBB+ / Baa1      $   35,776,000       1.125%    5.250%      Fixed(5)          9.97      120 - 120   February 15, 2017
H         BBB / Baa2       $   35,775,000       1.125%    4.125%      Fixed(5)          9.97      120 - 120   February 15, 2017
J         BBB- / Baa3      $   39,751,000       1.250%    2.875%      Fixed(5)          9.97      120 - 120   February 15, 2017
K          BB+ / Ba1       $    7,950,000       0.250%    2.625%      Fixed(5)          9.97      120 - 120   February 15, 2017
L          BB / Ba2        $   11,925,000       0.375%    2.250%      Fixed(5)          9.99      120 - 121      March 15, 2017
M          BB- / Ba3       $    7,950,000       0.250%    2.000%      Fixed(5)         10.14      121 - 133      March 15, 2018
N           B+ / B1        $    3,975,000       0.125%    1.875%      Fixed(5)         11.71      133 - 142   December 15, 2018
O           B / B2         $    7,950,000       0.250%    1.625%      Fixed(5)         11.80      142 - 142   December 15, 2018
P           B- / B3        $   11,926,000       0.375%    1.250%      Fixed(5)         11.82      142 - 151  September 15, 2019
Q           NR / NR        $   39,750,686       1.250%    0.000%      Fixed(5)         14.14      151 - 177   November 15, 2021

(1)  Ratings shown are those of Fitch, Inc. and Moody's Investors Service Inc., respectively.

(2)  As of the delivery date. Subject to a variance of plus or minus 5.0%.

(3)  Based on the maturity assumptions (as defined under "YIELD AND MATURITY
     CONSIDERATIONS" in the prospectus supplement). As of the delivery date, calculations for the certificates assumed no prepayments will be made on the mortgage loans prior to their related maturity dates (or, in the case of the mortgage loans with anticipated repayment dates, the related anticipated repayment date).

(4)  For purposes of making distributions to the Class A-1, A-2, A-3, A-AB, A-4 and A-1A Certificates, the pool of Mortgage Loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 130 Mortgage Loans, representing approximately 79.9% of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off
     Date. Loan Group 2 will consist of 29 Mortgage Loans, representing approximately 20.1% of the aggregate principal balance of the pool of
     Mortgage Loans as of the Cut-off Date. Loan Group 2 will include approximately 96.4% of the aggregate principal balance of all the Mortgage
     Loans secured by multifamily properties and 82.4% of the aggregate principal balance of all the Mortgage Loans secured by manufactured housing properties.

     So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class A-1,
     A-2, A-3, A-AB, A-4, A-1A, XC and XP Certificates, interest distributions on Class A-1, A-2, A-3, A-AB, A-4, XC and XP Certificates will be based on amounts available relating to Mortgage Loans in Loan Group 1 and interest distribution on the Class A-1A Certificates will be based on amounts available relating to Mortgage Loans in Loan Group 2. In addition, generally, the Class A-1, A-2, A-3, A-AB and A-4 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the certificate balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A
     Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the certificate balance of the Class A-1, A-2, A-3, A-AB and A-4
     Certificates have been reduced to zero. However, on and after any distribution date on which the certificate balances of the Class A-MFX through Class Q Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of Mortgage Loans will be distributed to the Class A-1, A-2, A-3, A-AB, A-4 and A-1A
     Certificates pro rata without regard to loan group.

(5)  The Class A-1, A-2, A-3, A-AB, A-4, A-1A, A-MFX, A-JFX, B, C, D, E, F, G,
     H, J, K, L, M, N, O, P and Q Certificates will each accrue interest at either: (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, (iii) the weighted average net mortgage rate or (iv) the weighted average net mortgage rate less a specified percentage.

(6)  The Class XP Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XP Certificates, as the case may be, as described in the prospectus supplement. The interest rates applicable to the Class XP Certificates for each distribution date will be as described in the prospectus supplement. See "DESCRIPTION OF THE
     CERTIFICATES--Pass-Through Rates" in the prospectus supplement.

(7)  Not offered by the prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(8)  The Class XC Certificates are not offered by the prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.
     The Class XC Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XC Certificates, as the case may be, as described in the prospectus supplement. The interest rates applicable to the Class XC Certificates for each distribution date will be as described in the prospectus supplement. See "DESCRIPTION OF THE
     CERTIFICATES--Pass-Through Rates" in the prospectus supplement.

(9)  Ratings shown for the Class A-MFL Certificates and the Class A-JFL
     Certificates only reflect the receipt of a fixed per annum rate of interest equal to [ ]% and [ ]%, respectively. See "RATINGS" in the prospectus supplement.

(10) The certificate balance of the Class A-MFL Certificates will be equal to the balance of the Class A-MFL Regular Interest and the certificate balance of the Class A-JFL Certificates will be equal to the balance of the Class
     A-JFL Regular Interest.

(11) The Class A-MFL Regular Interest and the Class A-JFL Regular Interest will each accrue interest at either: (i) a fixed rate or (ii) a fixed rate subject to a cap at the weighted average net mortgage rate. The pass-through rate applicable to the Class A-MFL Certificates and the Class
     A-MFL Certificates on each distribution date will be a per annum rate equal to one-month LIBOR plus [ ]% and one-month LIBOR plus [ ]%, respectively.
     In addition, under certain circumstances described in the prospectus supplement, the pass-through rates applicable to each of the Class A-MFL
     Certificates and/or the Class A-MFL Certificates may convert so as to accrue interest at either: (i) a fixed rate or (ii) a fixed rate subject to a cap at the weighted average net mortgage rate. The initial LIBOR will be determined on February [ ], 2006, and subsequent LIBOR rates will determined two LIBOR business days before the start of the related interest accrual period.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED FEBRUARY ___
     2007.

ISSUE TYPE                REMIC. Class A-1, A-2, A-3, A-AB, A-4, A-1A, XP, Class
                          A-MFX, Class A-JFX and B Certificates (collectively,
                          the "Offered Certificates") are offered publicly.

CUT-OFF DATE              All Mortgage Loan characteristics are based on
                          balances as of the Cut-off Date, which is February 1,
                          2007 (or (a) with respect to Loan Nos. 1, 2, 4, 5, 6
                          and 7, February 11, 2007; (b) with respect to Loan No.
                          3, February 6, 2007; and (c) with respect to Loan No.
                          3404044, the related origination date). All
                          percentages presented herein are approximate.

MORTGAGE POOL             The Mortgage Pool consists of 159 Mortgage Loans (the
                          "Mortgage Loans") with an aggregate balance as of the
                          Cut-off Date of $3,180,045,686 (the "Initial Pool
                          Balance"). For purposes of making distributions to the
                          Class A-1, A-2, A-3, A-AB, A-4 and A-1A Certificates,
                          the Mortgage Pool will be deemed to consist of two
                          distinct loan groups, Loan Group 1 and Loan Group 2.
                          Loan Group 1 will consist of 130 Mortgage Loans,
                          representing approximately 79.9% of the Initial Pool
                          Balance as of the Cut-off Date. Loan Group 2 will
                          consist of 29 Mortgage Loans, representing
                          approximately 20.1% of the Initial Pool Balance as of
                          the Cut-off Date. The Mortgage Loans are secured by
                          221 properties (the "Mortgaged Properties") located
                          throughout 32 states and the District of Columbia.

DEPOSITOR                 Banc of America Commercial Mortgage Inc.

ISSUING ENTITY            Banc of America Commercial Mortgage Trust 2007-1.

SPONSORS                  Bank of America, National Association ("Bank of
                          America" or "BofA") and Eurohypo AG, New York Branch
                          ("Eurohypo").

MORTGAGE LOAN SELLERS     Bank of America and Eurohypo.

UNDERWRITERS              Banc of America Securities LLC is acting as lead
                          manager and sole bookrunner with respect to all
                          classes of Offered Certificates. Citigroup Global
                          Markets Inc., Commerzbank Capital Markets Corp. and
                          Merrill Lynch, Pierce, Fenner & Smith Incorporated are
                          acting as co-managers.

TRUSTEE                   LaSalle Bank National Association.

MASTER SERVICER           Bank of America, National Association. See "THE
                          SERVICERS--The Master Servicer" in the prospectus
                          supplement.

SPECIAL SERVICER          LNR Partners, Inc. See "THE SERVICERS--The Special
                          Servicer" in the prospectus supplement.

RATING AGENCIES           Fitch, Inc. ("Fitch") and Moody's Investors Service,
                          Inc. ("Moody's").

DENOMINATIONS             $10,000 minimum for the Class A-1, A-2, A-3, A-AB,
                          A-4, A-MFX, Class A-JFX and A-1A Certificates;
                          $100,000 minimum for the Class B Certificates; and
                          $1,000,000 (notional) minimum for the Class XP
                          Certificates.

SETTLEMENT DATE           On or about February ___, 2007.

SETTLEMENT TERMS          Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE         The 15th day of each month, or if such 15th day is not
                          a Business Day, the next succeeding Business Day. The
                          first Distribution Date with respect to the Offered
                          Certificates will occur in March 2007.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------

DETERMINATION DATE        For any Distribution Date, the earlier of (i) the 11th
                          day of the month in which the related Distribution
                          Date occurs, or if such 11th day is not a Business
                          Day, then the immediately preceding Business Day, and
                          (ii) the fourth Business Day prior to the related
                          Distribution Date.

INTEREST DISTRIBUTIONS    Each Class of Offered Certificates will be entitled on
                          each Distribution Date to interest accrued at its
                          Pass-Through Rate for such Distribution Date on the
                          outstanding certificate balance of such Class during
                          the prior calendar month. Interest will be distributed
                          on each Distribution Date in sequential order of class
                          designations with the Class A-1, A-2, A-3, A-AB, A-4,
                          A-1A, XC and XP Certificates ranking pari passu in
                          entitlement to interest.

PRINCIPAL DISTRIBUTIONS   Principal will be distributed on each Distribution
                          Date to the Class of Sequential Pay Certificates
                          outstanding with the earliest sequential Class
                          designation until its Certificate Balance is reduced
                          to zero (except that the Class A-AB Certificates are
                          entitled to certain priority on each Distribution Date
                          with respect to being paid down to their planned
                          principal balance as described in the prospectus
                          supplement). Generally, the Class A-1, A-2, A-3, A-AB
                          and A-4 Certificates will only be entitled to receive
                          distributions of principal collected or advanced in
                          respect of Mortgage Loans in Loan Group 1 until the
                          Certificate Balance of the Class A-1A Certificates has
                          been reduced to zero, and the Class A-1A Certificates
                          will only be entitled to receive distributions of
                          principal collected or advanced in respect of Mortgage
                          Loans in Loan Group 2 until the Certificate Balances
                          of the Class A-1, A-2, A-3, A-AB and A-4 Certificates
                          have been reduced to zero. If, due to losses, the
                          Certificate Balances of the Class A-MFX through Class
                          Q Certificates are reduced to zero but any two or more
                          classes of Class A-1, A-2, A-3, A-AB, A-4 or A-1A
                          Certificates remain outstanding, payments of principal
                          to the outstanding Class A-1, A-2, A-3, A-AB, A-4 and
                          A-1A Certificates will be made on a pro rata basis
                          without regard to loan groups.

LOSSES                    To be applied first to the Class Q Certificates, then
                          to the next most subordinate Class of sequential pay
                          certificates until the certificate balance of each
                          such succeeding Class of sequential pay certificates
                          is reduced to zero, and following the reduction of the
                          Certificate Balance of the Class A-MFX Certificates to
                          zero, pro rata to the Class A-1, A-2, A-3, A-AB, A-4
                          and A-1A Certificates. However, with respect to each
                          of the FBI Las Vegas A/B Mortgage Loan (Loan No.
                          3801896), the Forest Hills Corporate Center A/B
                          Mortgage Loan (Loan No. 3403987) and the Richmond
                          Ridge A/B Mortgage Loan (Loan No. 3404094) and as to
                          which only the related Note A is included in the Trust
                          Fund, losses will be applied first to the related Note
                          B, and then to the related Note A. Losses allocable to
                          the pro rata portion of the losses allocable to each
                          such respective Note A and to each of the Skyline
                          Portfolio Pari Passu Mortgage Loan (Loan No. 3405106),
                          the Solana Pari Passu Mortgage Loan (Loan No. 1), the
                          575 Lexington Avenue Pari Passu Mortgage Loan (Loan
                          No. 3403716) and the Pacific Shores Pari Passu
                          Mortgage Loan (Loan No. 3404790) as to which only the
                          related Note A-1 is included in the Trust Fund, will
                          be applied to the classes of Sequential Pay
                          Certificates as described above.

PREPAYMENT PREMIUMS       The manner in which any prepayment premiums received
                          during a particular Collection Period will be
                          allocated to one or more of the classes of Offered
                          Certificates is described in the "DESCRIPTION OF THE
                          CERTIFICATES--Distributions--Distributions of
                          Prepayment Premiums" in the prospectus supplement.

ADVANCES                  Subject to certain limitations, including, but not
                          limited to, a recoverability determination, the Master
                          Servicer will be required to advance certain principal
                          and interest payments and other expenses. In the event
                          that the Master Servicer fails to make such advances,
                          the Trustee may be required to do so.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------

OPTIONAL TERMINATION      The Master Servicer, the Special Servicer and certain
                          Certificateholders will have the option to terminate
                          the Trust, in whole but not in part, and purchase the
                          remaining assets of the Trust on or after the
                          Distribution Date on which the Stated Principal
                          Balance of the Mortgage Loans then outstanding is less
                          than 1% of the Initial Pool Balance. Such purchase
                          price will generally be at a price equal to the unpaid
                          aggregate principal balance of the Mortgage Loans (or
                          fair market value in the case of REO properties), plus
                          accrued and unpaid interest and certain other
                          additional trust fund expenses.

CONTROLLING CLASS         The most subordinate class of sequential pay
                          certificates with an outstanding certificate balance
                          at least equal to 25% of its initial certificate
                          balance or, if no such Class satisfies such criteria,
                          the class of sequential pay certificates with the then
                          largest outstanding class balance.

ERISA                     The Offered Certificates are expected to be ERISA
                          eligible.

SMMEA                     The Offered Certificates are not expected to be
                          "mortgage-related securities" for the purposes of
                          SMMEA.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------

CONTACT INFORMATION
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC

Geordie Walker
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)
geordie.r.walker@bankofamerica.com

Chris Springer
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)
chris.springer@bankofamerica.com

CITIGROUP GLOBAL MARKETS INC.

Paul Vanderslice
(212) 723-6156 (Phone)
(212) 723-8599 (Fax)
paul.t.vanderslice@citigroup.com

Angela Vleck
(212) 816-8087 (Phone)
(212) 816-8307 (Fax)
angela.j.vleck@citigroup.com

COMMERZBANK CAPITAL MARKETS CORP.

Brian Kwiatkowski
(212) 703-4302 (Phone)
(212) 703-4102 (Fax)
brian.kwiatkowski@cbcm.com

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Max Baker
(212) 449-3860 (Phone)
(212) 738-1491 (Fax)
max_baker@ml.com

Aaron M. Wessner
(212) 449-8571 (Phone)
(212) 449-7684 (Fax)
aaron_wessner@ml.com

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS

                                                                                     MORTGAGE POOL        LOAN GROUP 1
                                                                                   -----------------   -----------------

Number of Mortgage Loans .......................................................                 159                 130
Number of Mortgaged Properties .................................................                 221                 189
Aggregate Balance of all Mortgage Loans(1) .....................................   $   3,180,045,686   $   2,539,568,048
Number of Balloon Loans(2)(3)(4) ...............................................                 127                 106
Aggregate Balance of Balloon Loans(2)(3)(4) ....................................   $   1,223,274,072   $   1,017,254,434
Number of Anticipated Repayment Date Loans(2)(5) ...............................                   5                   5
Aggregate Balance of Anticipated Repayment Date Loans(2)(5) ....................   $      62,164,992   $      62,164,992
Number of Interest Only Mortgage Loans(5) ......................................                  32                  24
Aggregate Balance of Interest Only Mortgage Loans(5) ...........................   $   1,956,771,614   $   1,522,313,614
Maximum Cut-off Date Balance ...................................................   $     271,200,000   $     271,200,000
Minimum Cut-off Date Balance ...................................................   $         350,762   $         350,762
Average Cut-off Date Balance ...................................................   $      20,000,287   $      19,535,139
Number of Cross-Collateralized and Cross-Defaulted Loan Pools. .................                   2                   2
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted ........   $     184,806,114   $     184,806,114
Weighted Average Cut-off Date LTV Ratio ........................................               71.0%               70.1%
Maximum Cut-off Date LTV Ratio .................................................               80.0%               80.0%
Minimum Cut-off Date LTV Ratio. ................................................               17.4%               47.1%
Weighted Average U/W DSCR ......................................................               1.34x               1.36x
Maximum U/W DSCR ...............................................................               3.09x               2.35x
Minimum U/W DSCR ...............................................................               1.07x               1.08x
Weighted Average LTV at Maturity or Anticipated Repayment Date .................               67.9%               66.9%
Range of Mortgage Loan Interest Rates(6) .......................................    5.370% to 6.550%    5.370% to 6.550%
Weighted Average Mortgage Loan Interest Rate(6) ................................              5.785%              5.818%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months)(7)...           56 to 177           56 to 177
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date(7)....                 104                 106

                                                                                      LOAN GROUP 2
                                                                                   -----------------

Number of Mortgage Loans .......................................................                  29
Number of Mortgaged Properties .................................................                  32
Aggregate Balance of all Mortgage Loans(1) .....................................   $     640,477,639
Number of Balloon Loans(2)(3)(4) ...............................................                  21
Aggregate Balance of Balloon Loans(2)(3)(4) ....................................   $     206,019,639
Number of Anticipated Repayment Date Loans(2)(5) ...............................                   0
Aggregate Balance of Anticipated Repayment Date Loans(2)(5) ....................   $               0
Number of Interest Only Mortgage Loans(5) ......................................                   8
Aggregate Balance of Interest Only Mortgage Loans(5) ...........................   $     434,458,000
Maximum Cut-off Date Balance ...................................................   $     167,000,000
Minimum Cut-off Date Balance ...................................................   $       1,493,933
Average Cut-off Date Balance ...................................................   $      22,085,436
Number of Cross-Collateralized and Cross-Defaulted Loan Pools. .................                   0
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted ........   $               0
Weighted Average Cut-off Date LTV Ratio ........................................               75.0%
Maximum Cut-off Date LTV Ratio .................................................               80.0%
Minimum Cut-off Date LTV Ratio. ................................................               17.4%
Weighted Average U/W DSCR ......................................................               1.24x
Maximum U/W DSCR ...............................................................               3.09x
Minimum U/W DSCR ...............................................................               1.07x
Weighted Average LTV at Maturity or Anticipated Repayment Date .................               72.2%
Range of Mortgage Loan Interest Rates(6) .......................................    5.470% to 6.150%
Weighted Average Mortgage Loan Interest Rate(6) ................................              5.653%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months)(7)...           58 to 142
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date(7)....                  96

----------
(1)  Subject to a permitted variance of plus or minus 5.0%.

(2)  Two Mortgage Loans, Loan Nos. 20421 and 3402937, collectively representing
     0.5 % the Initial Pool Balance ( 0.6% of the Group 1 Balance) are both ARD
     Loans and Balloon Loans, which results in such Mortgage Loans appearing in each category.

(3)  Excludes Mortgage Loans (including ARD Loans) that are interest only until maturity or until the Anticipated Repayment Date.

(4)  The partial interest only Balloon Loans are also included in the Balloon
     Loans category.

(5)  Three Mortgage Loans, Loan Nos. 3401896, 3404173 and 3404402, collectively representing 1.4% of the Initial Pool Balance (1.8% of the Group 1
     Balance), are both ARD Loans and Interest Only Mortgage Loans, which results in such Mortgage Loans appearing in each category.

(6)  One Mortgage Loan, Loan No. 3401471, representing 3.3% of the Initial Pool
     Balance (4.1% of the Group 1 Balance), has five separate interest rate
     "steps" over the course of the loan term. The initial interest rate has been used for this calculation (and all other calculations relating to this
     Mortgage Loan).

(7)  In the case of mortgage loans that have an Anticipated Repayment Date, the maturity date is based upon the related Anticipated Repayment Date.

*    With respect to four Mortgage Loans, (i) the Skyline Portfolio Pari Passu
     Mortgage Loan (Loan No. 3405106, representing 8.5% of the Initial Pool
     Balance (10.7% of the Group 1 Balance)), (ii) the Solana Pari Passu
     Mortgage Loan (Loan No. 1, representing 6.9% of the Initial Pool Balance
     (8.7% of the Group 1 Balance)), (iii) Pacific Shores Pari Passu Mortgage
     Loan (Loan No. 3404790, representing 5.2% of the Initial Pool Balance (6.5%
     of the Group 1 Balance)) and (iv) 575 Lexington Avenue Pari Passu Mortgage
     Loan (Loan No. 3403716, representing 5.1% of the Initial Pool Balance (6.4%
     of the Group 1 Balance)), each such Mortgage Loan is part of a split loan structure evidenced by two pari passu promissory notes (or , in the case of the Skyline Portfolio Pari Passu Mortgage Loan, three pari passu promissory notes) referred to as the Note A-1 and Note A-2 (or , in the case of the
     Skyline Portfolio Pari Passu Mortgage Loan, Note A-1, Note A-2 and Note
     A-3). In each instance, only the Note A-1 is included in the Trust Fund.
     The Cut-off Date balance per unit, loan-to-value ratio and debt service coverage ratio calculated with respect to the calculated in this Structural and Collateral Information with respect to such loans, except as may be otherwise noted, was calculated based on the two pari passu notes (or, in the case of the Skyline Portfolio Pari Passu Mortgage Loan, three pari passu notes). For purposes of weighting such loan-to-value ratios and debt service coverage ratios, such weighting is based solely upon the outstanding principal balance of the Note A-1 included in the Trust Fund.

     With respect to three Mortgage Loans, (i) the FBI Las Vegas A/B Mortgage
     Loan (Loan No. 3401896, representing 1.0% of the Initial Pool Balance (1.2%
     of the Group 1 Balance)), (ii) the Forest Hills Corporate Center A/B
     Mortgage Loan (Loan No. 3403987, representing 0.3% of the Initial Pool
     Balance (0.3% of the Group 1 Balance)) and (iii) Richmond Ridge Apartments
     Mortgage Loan (Loan No. 3404094, representing 0.1% of the Initial Pool
     Balance (0.5% of the Group 2 Balance)), each such Mortgage Loan is part of a split loan structure comprised of a senior Note A (included in the Trust
     Fund) and a subordinate Note B (excluded from the Trust Fund). Unless otherwise stated, all references to the principal balance and related information (including Cut-off Date balances) are references only to the related Note A (and exclude the related Note B).

     Loan Numbers are set forth in ANNEX A to the prospectus supplement.

     See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this free writing prospectus.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Self Storage           2.1%
Other                  0.9%
Manufactured Housing   0.8%
Office                32.5%
Multifamily           20.2%
Retail                16.8%
Industrial            14.7%
Mixed Use              7.4%
Hotel                  4.7%

PROPERTY TYPE

                                                                   WEIGHTED                    WEIGHTED                   WEIGHTED
                       NUMBER OF     AGGREGATE       % OF          AVERAGE       MIN/MAX        AVERAGE        MIN/MAX     AVERAGE
                       MORTGAGED   CUT-OFF DATE   INITIAL POOL  UNDERWRITTEN  UNDERWRITTEN   CUT-OFF DATE   CUT-OFF DATE  MORTGAGE
PROPERTY TYPE         PROPERTIES      BALANCE       BALANCE         DSCR          DSCR         LTV RATIO      LTV RATIO     RATE
--------------------  ----------  --------------  ------------  ------------  ------------   ------------  -------------  --------

Office                     40     $1,034,118,034      32.5%         1.33x     1.08x / 2.10x       69.1%    50.0% / 79.1%   5.747%
Multifamily                31        642,857,639      20.2          1.24x     1.07x / 3.09x       74.3%    17.4% / 80.0%   5.648%
Retail                     59        533,081,909      16.8          1.29x     1.10x / 2.10x       73.2%    54.4% / 80.0%   5.864%
   Anchored                34        429,888,641      13.5          1.28x     1.10x / 2.10x       74.1%    54.4% / 80.0%   5.855%
   Unanchored              17         63,283,485       2.0          1.28x     1.11x / 2.10x       69.5%    54.4% / 79.9%   5.961%
   Shadow Anchored          8         39,909,782       1.3          1.40x     1.21x / 2.10x       70.4%    54.4% / 79.4%   5.812%
Industrial                 57        466,024,256      14.7          1.53x     1.13x / 2.10x       69.3%    54.4% / 79.9%   5.820%
Mixed Use                   4        236,000,000       7.4          1.33x     1.17x / 1.34x       70.4%    47.1% / 71.3%   6.089%
Hotel                       9        148,954,600       4.7          1.53x     1.21x / 2.35x       67.5%    52.2% / 79.7%   5.719%
Self Storage               14         66,489,248       2.1          1.23x     1.17x / 1.33x       73.4%    53.5% / 80.0%   5.964%
Other                       4         27,500,000       0.9          1.30x     1.10x / 1.62x       67.2%    62.5% / 77.4%   5.730%
Manufactured Housing        3         25,020,000       0.8          1.19x     1.15x / 1.20x       79.2%    76.0% / 80.0%   5.637%
                          ---     --------------     -----          ----      ------------        ----     ------------    -----
TOTAL/WTD AVG:            221     $3,180,045,686     100.0%         1.34x     1.07X / 3.09x       71.0%    17.4% / 80.0%   5.785%
                          ---     --------------     -----          ----      ------------        ----     ------------    -----

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------

AMORTIZATION TYPES

                                                                % OF
                                                 AGGREGATE     INITIAL      % OF            % OF
                                NUMBER            CUT-OFF        POOL    LOAN GROUP 1   LOAN GROUP 2
                          OF MORTGAGE LOANS       BALANCE      BALANCE      BALANCE       BALANCE
                          -----------------   --------------   -------   ------------   ------------

Interest Only                    29           $1,911,071,614     60.1%       58.1%          67.8%
IO, Balloon                      67              823,794,050     25.9        24.9           29.8
 11 month IO loans                1               21,000,000      0.7         0.8            0.0
 12 month IO loans                4                9,540,000      0.3         0.3            0.3
 24 month IO loans               27              271,374,000      8.5         5.3           21.2
 32 month IO loans                1                2,000,000      0.1         0.1            0.0
 36 month IO loans               13              114,057,250      3.6         3.0            5.8
 48 month IO loans                1               15,555,000      0.5         0.6            0.0
 60 month IO loans               18              330,107,800     10.4        12.4            2.5
 72 month IO loans                1               31,200,000      1.0         1.2            0.0
 120 month IO loans               1               28,960,000      0.9         1.1            0.0
Balloon(1)                       58              383,015,030     12.0        14.5            2.4
Interest Only, Hyper Am           3               45,700,000      1.4         1.8            0.0
Hyper Am                          2               16,464,992      0.5         0.6            0.0
                                ---           --------------    -----       -----          -----
TOTAL:                          159           $3,180,045,686    100.0%      100.0%         100.0%
                                ---           --------------    -----       -----          -----

(1)  Includes one Mortgage Loan, Loan No. 3404044, representing 0.4% of the
     Initial Pool Balance (0.5% of the Group 1 Balance), with respect to which there will be an initial interest deposit.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

MISSOURI         MASSACHUSETTS          ALABAMA
1 property       4 properties           4 properties
$4,320,000       $31,300,000            $11,539,697
0.1% of total    1.0% of total          0.4% of total

IOWA             CONNECTICUT            TENNESSEE
1 property       4 properties           5 properties
$3,171,555       $60,770,886            $77,590,122
0.1% of total    1.9% of total          2.4% of total

MINNESOTA        NEW JERSEY             LOUISIANA
1 property       2 properties           1 property
$3,867,500       $28,852,500            $30,000,000
0.1% of total    0.9% of total          0.9% of total

WISCONSIN        DISTRICT OF COLUMBIA   ARKANSAS
8 properties     1 property             4 properties
$62,693,159      $14,113,239            $39,311,170
2.0% of total    0.4% of total          1.2% of total

ILLINOIS         MARYLAND               TEXAS
12 properties    7 properties           19 properties
$44,462,924      $266,574,427           $318,750,787
1.4% of total    8.4% of total          10.0% of total

INDIANA          VIRGINIA               OKLAHOMA
14 properties    14 properties          3 properties
$114,088,135     $403,335,864           $22,322,804
3.6% of total    12.7% of total         0.7% of total

MICHIGAN         NORTH CAROLINA         ARIZONA
7 properties     6 properties           7 properties
$38,378,027      $31,684,175            $38,648,746
1.2% of total    1.0% of total          1.2% of total

OHIO             SOUTH CAROLINA         CALIFORNIA
22 properties    1 property             21 properties
$258,451,286     $2,791,171             $577,715,642
8.1% of total    0.1% of total          18.2% of total

PENNSYLVANIA     GEORGIA                NEVADA
2 properties     6 properties           3 properties
$11,022,568      $35,155,996            $58,500,000
0.3% of total    1.1% of total          1.8% of total

NEW YORK         FLORIDA                OREGON
18 properties    8 properties           2 properties
$413,345,049     $67,049,299            $14,869,370
13.0% of total   2.1% of total          0.5% of total

MAINE            KENTUCKY               WASHINGTON
2 properties     3 properties           8 properties
$27,000,000      $30,342,850            $38,026,738
0.8% of total    1.0% of total          1.2% of total

< 1.0% of Initial Pool Balance

1.0% - 5.0% of Initial Pool Balance

5.1% - 10.0% of Initial Pool Balance

> 10.0% of Initial Pool Balance

Percentage rounded to one decimal places.

GEOGRAPHIC DISTRIBUTION

                                                                    WEIGHTED       WEIGHTED    WEIGHTED
                     NUMBER OF      AGGREGATE                       AVERAGE        AVERAGE     AVERAGE
                     MORTGAGED    CUT-OFF DATE    % OF INITIAL   UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
PROPERTY LOCATION   PROPERTIES       BALANCE      POOL BALANCE       DSCR         LTV RATIO      RATE
-----------------   ----------   --------------   ------------   ------------   ------------   --------

California               21      $  577,715,642        18.2%         1.38x          66.9%        5.724%
New York                 18         413,345,049        13.0          1.18x          69.9%        5.761%
Virginia                 14         403,335,864        12.7          1.24x          74.5%        5.675%
Texas                    19         318,750,787        10.0          1.36x          71.5%        6.047%
Maryland                  7         266,574,427         8.4          1.29x          76.9%        5.671%
Ohio                     22         258,451,286         8.1          1.29x          76.6%        5.694%
Indiana                  14         114,088,135         3.6          1.59x          65.5%        5.851%
Tennessee                 5          77,590,122         2.4          1.32x          76.5%        5.614%
Florida                   8          67,049,299         2.1          1.35x          74.3%        5.886%
Wisconsin                 8          62,693,159         2.0          1.56x          63.2%        5.802%
Other                    85         620,451,916        19.5          1.43x          69.2%        5.879%
                        ---      --------------       -----          ----           ----         -----
TOTAL/WTD AVG:          221      $3,180,045,686       100.0%         1.34x          71.0%        5.785%
                        ===      ==============       =====          ====           ====         =====

o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 32 STATES AND THE DISTRICT
     OF COLUMBIA.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       12

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE

                                 NO.OF        AGGREGATE
                                MORTGAGE    CUT-OFF DATE     % OF
                                 LOANS         BALANCE        POOL
                                --------   ---------------   -----
$350,762 -- $999,999                1       $      350,762     0.0%
$1,000,000 -- $1,999,999            7           12,118,726     0.4
$2,000,000 -- $2,999,999           17           40,630,448     1.3
$3,000,000 -- $3,999,999           23           79,482,068     2.5
$4,000,000 -- $4,999,999           12           54,822,998     1.7
$5,000,000 -- $7,499,999           28          168,709,107     5.3
$7,500,000 -- $9,999,999           10           87,484,627     2.8
$10,000,000 -- $14,999,999         22          267,381,399     8.4
$15,000,000 -- $19,999,999         12          197,683,011     6.2
$20,000,000 -- $29,999,999          7          162,368,426     5.1
$30,000,000 -- $49,999,999          7          257,400,000     8.1
$50,000,000 -- $99,999,999          3          221,685,417     7.0
$100,000,000 -- $271,200,000       10        1,629,928,697    51.3
                                  ---       --------------   -----
TOTAL:                            159       $3,180,045,686   100.0%
                                  ===       ==============   =====

Min: $350,762       Max: $271,200,000        Average: $20,000,287

LOCATION

                                  NO.OF        AGGREGATE
                                MORTGAGED    CUT-OFF DATE     % OF
                                PROPERTIES      BALANCE       POOL
                                ----------   --------------   -----
California                          21       $  577,715,642    18.2%
New York                            18          413,345,049    13.0
Virginia                            14          403,335,864    12.7
Texas                               19          318,750,787    10.0
Maryland                             7          266,574,427     8.4
Ohio                                22          258,451,286     8.1
Indiana                             14          114,088,135     3.6
Tennessee                            5           77,590,122     2.4
Florida                              8           67,049,299     2.1
Wisconsin                            8           62,693,159     2.0
Other                               85          620,451,916    19.5
                                   ---       --------------   -----
TOTAL:                             221       $3,180,045,686   100.0%
                                   ===       ==============   =====

PROPERTY TYPE

                                  NO.OF        AGGREGATE
                                MORTGAGED    CUT-OFF DATE     % OF
                                PROPERTIES      BALANCE       POOL
                                ----------   --------------   -----
Office                              40       $1,034,118,034    32.5%
Multifamily                         31          642,857,639    20.2
Retail                              59          533,081,909    16.8
   Anchored                         34          429,888,641    13.5
   Unanchored                       17           63,283,485     2.0
   Shadow Anchored                   8           39,909,782     1.3
Industrial                          57          466,024,256    14.7
Mixed Use                            4          236,000,000     7.4
Hotel                                9          148,954,600     4.7
Self Storage                        14           66,489,248     2.1
Other                                4           27,500,000     0.9
Manufactured Housing                 3           25,020,000     0.8
                                   ---       --------------   -----
TOTAL:                             221       $3,180,045,686   100.0%
                                   ===       ==============   =====

MORTGAGE RATE

                                 NO.OF        AGGREGATE
                                MORTGAGE    CUT-OFF DATE     % OF
                                 LOANS         BALANCE        POOL
                                --------   ---------------   -----
5.370 -- 5.499%                     8       $  406,728,000    12.8%
5.500% -- 5.749%                   53        1,403,946,864    44.1
5.750% -- 5.999%                   63          773,070,517    24.3
6.000% -- 6.249%                   22          497,958,311    15.7
6.250% -- 6.499%                   12           93,761,765     2.9
6.500% -- 6.550%                    1            4,580,229     0.1
                                  ---       --------------   -----
TOTAL:                            159       $3,180,045,686   100.0%
                                  ===       ==============   =====

Min: 5.370%             Max: 6.550%                Wtd Avg: 5.785%

ORIGINAL TERM TO STATED MATURITY OR ARD

                                  NO.OF      AGGREGATE
                                MORTGAGE    CUT-OFF DATE    % OF
                                 LOANS        BALANCE       POOL
                                --------   --------------   -----
60 -- 83                           11      $  591,308,657    18.6%
84 -- 99                            6         462,475,000    14.5
100 -- 120                        137       2,043,442,805    64.3
121 -- 179                          5          82,819,224     2.6
                                  ---      --------------   -----
TOTAL:                            159      $3,180,045,686   100.0%
                                  ===      ==============   =====

Min: 60 months          Max: 179 months       Wtd Avg: 105 months

REMAINING TERM TO STATED MATURITY OR ARD

                                 NO.OF        AGGREGATE
                                MORTGAGE    CUT-OFF DATE    % OF
                                 LOANS         BALANCE      POOL
                                --------   --------------   -----
56 -- 59                            10     $  424,308,657    13.3%
60 -- 79                             1        167,000,000     5.3
80 -- 99                             6        462,475,000    14.5
100 -- 109                           1         31,300,000     1.0
110 -- 119                         119      1,501,438,557    47.2
120 -- 139                          18        522,204,248    16.4
140 -- 159                           2         25,500,000     0.8
160 -- 177                           2         45,819,224     1.4
                                   ---     --------------   -----
TOTAL:                             159     $3,180,045,686   100.0%
                                   ===     ==============   =====

Min: 56 months         Max: 177 months        Wtd Avg: 104 months

PREPAYMENT PROVISION SUMMARY

                                 NO.OF       AGGREGATE
                                MORTGAGE    CUT-OFF DATE    % OF
                                 LOANS         BALANCE      POOL
                                --------   --------------   -----
Lockout/Defeasance/Open           133      $2,493,153,877    78.4%
Lockout/Yield
   Maintenance/Open                17         306,168,203     9.6
Lockout/Yield
   Maintenance/Yield
   Maintenance or
   Defeasance/Open                  5         260,206,114     8.2%
Lockout/Defeasance/2%
   or Defeasance/ 1% or
   Defeasance/Open                  1         102,583,000     3.2%
Lockout/Defeasance/Yield
   Maintenance or
   Defeasance/Open                  3          17,934,492     0.6%
                                  ---      --------------   -----
TOTAL:                            159      $3,180,045,686   100.0%
                                  ===      ==============   =====

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                 NO.OF        AGGREGATE
                                MORTGAGE    CUT-OFF DATE    % OF
                                 LOANS         BALANCE      POOL
                                --------   --------------   -----
17.4% -- 29.9%                      1      $    1,493,933     0.0%
30.0% -- 49.9%                      1           2,000,000     0.1
50.0% -- 54.9%                      8         384,363,325    12.1
55.0% -- 59.9%                      8         150,737,408     4.7
60.0% -- 64.9%                     24         187,424,939     5.9
65.0% -- 69.9%                     23         316,462,658    10.0
70.0% -- 74.9%                     38         680,591,687    21.4
75.0% -- 79.9%                     52       1,441,771,737    45.3
80.0% -- 80.0%                      4          15,200,000     0.5
                                  ---      --------------   -----
TOTAL:                            159      $3,180,045,686   100.0%
                                  ===      ==============   =====

Min: 17.4%            Max: 80.0%                   Wtd Avg: 71.0%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                                 NO.OF       AGGREGATE
                                MORTGAGE    CUT-OFF DATE    % OF
                                 LOANS         BALANCE      POOL
                                --------   --------------   -----
11.5% -- 24.9%                      1      $    1,493,933     0.0%
25.0% -- 49.9%                     11          68,978,843     2.2
50.0% -- 59.9%                     40         702,075,363    22.1
60.0% -- 64.9%                     32         265,718,342     8.4
65.0% -- 69.9%                     36         475,283,280    14.9
70.0% -- 74.9%                     27         754,660,925    23.7
75.0% -- 79.6%                     12         911,835,000    28.7
                                  ---      --------------   -----
TOTAL:                            159      $3,180,045,686   100.0%
                                  ===      ==============   =====

Min: 11.5%            Max: 79.6%                   Wtd Avg: 67.9%

DEBT SERVICE COVERAGE RATIOS

                                 NO.OF       AGGREGATE
                                MORTGAGE    CUT-OFF DATE    % OF
                                 LOANS         BALANCE      POOL
                                --------   --------------   -----

1.06x -- 1.19x                     25      $  581,289,737    18.3%
1.20x -- 1.24x                     52         979,666,271    30.8
1.25x -- 1.29x                     23         356,385,890    11.2
1.30x -- 1.34x                     23         555,093,496    17.5
1.35x -- 1.39x                      8          59,055,502     1.9
1.40x -- 1.49x                     10         113,455,533     3.6
1.50x -- 1.59x                      6         122,665,000     3.9
1.60x -- 1.69x                      4         196,375,000     6.2
1.70x -- 1.79x                      3          13,359,210     0.4
1.80x -- 1.89x                      1           2,400,000     0.1
2.00x -- 2.99x                      3         198,806,114     6.3
3.00x -- 3.09x                      1           1,493,933     0.0
                                  ---      --------------   -----
TOTAL:                            159      $3,180,045,686   100.0%
                                  ===      ==============   =====

Min: 1.07x            Max: 3.09x                   Wtd Avg: 1.34x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE

                                  NO. OF       AGGREGATE      % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   -------
$350,762 -- $999,999                  1     $      350,762      0.0%
$1,000,000 -- $1,999,999              5          8,884,793      0.3
$2,000,000 -- $2,999,999             14         33,106,361      1.3
$3,000,000 -- $3,999,999             20         69,839,876      2.8
$4,000,000 -- $4,999,999             10         45,630,998      1.8
$5,000,000 -- $7,499,999             23        138,734,680      5.5
$7,500,000 -- $9,999,999              9         77,756,627      3.1
$10,000,000 -- $14,999,999           19        230,206,399      9.1
$15,000,000 -- $19,999,999            8        127,508,011      5.0
$20,000,000 -- $29,999,999            6        142,368,426      5.6
$30,000,000 -- $49,999,999            5        163,900,000      6.5
$50,000,000 -- $99,999,999            2        140,935,417      5.5
$100,000,000 -- $271,200,000          8      1,360,345,697     53.6
                                    ---     --------------    -----
TOTAL:                              130     $2,539,568,048    100.0%
                                    ===     ==============    =====

Min: $350,762   Max: $271,200,000   Average: $19,535,139

LOCATION

                                   NO. OF        AGGREGATE      % OF
                                  MORTGAGED    CUT-OFF DATE      LOAN
                                 PROPERTIES       BALANCE      GROUP 1
                                 ----------   --------------   -------
California                            20      $  557,715,642     22.0%
New York                              17         366,345,049     14.4
Texas                                 18         315,550,787     12.4
Virginia                              13         300,752,864     11.8
Ohio                                  16         171,771,286      6.8
Indiana                               13         108,639,135      4.3
Tennessee                              5          77,590,122      3.1
Connecticut                            4          60,770,886      2.4
Florida                                7          56,049,299      2.2
Illinois                              12          44,462,924      1.8
Other                                 64         479,920,053     18.9
                                     ---      --------------    -----
TOTAL:                               189      $2,539,568,048    100.0%
                                     ===      ==============    =====

PROPERTY TYPE

                                   NO. OF        AGGREGATE      % OF
                                  MORTGAGED    CUT-OFF DATE      LOAN
                                 PROPERTIES       BALANCE      GROUP 1
                                 ----------   --------------   -------
Office                                40      $1,034,118,034     40.7%
Retail                                59         533,081,909     21.0
   Anchored                           34         429,888,641     16.9
   Unanchored                         17          63,283,485      2.5
   Shadow Anchored                     8          39,909,782      1.6
Industrial                            57         466,024,256     18.4
Mixed Use                              4         236,000,000      9.3
Hotel                                  9         148,954,600      5.9
Self Storage                          14          66,489,248      2.6
Other                                  4          27,500,000      1.1
Multifamily                            1          23,000,000      0.9
Manufactured Housing                   1           4,400,000      0.2
                                     ---      --------------    -----
TOTAL:                               189      $2,539,568,048    100.0%
                                     ===      ==============    =====

MORTGAGE RATE

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   -------
5.370% -- 5.499%                      5     $  279,825,000     11.0%
5.500% -- 5.749%                     40        980,910,245     38.6
5.750% -- 5.999%                     53        705,847,497     27.8
6.000% -- 6.249%                     19        474,643,311     18.7
6.250% -- 6.499%                     12         93,761,765      3.7
6.500% -- 6.550%                      1          4,580,229      0.2
                                    ---     --------------    -----
TOTAL:                              130     $2,539,568,048    100.0%
                                    ===     ==============    =====

Min: 5.370%   Max: 6.550%   Wtd Avg: 5.818%

ORIGINAL TERM TO STATED MATURITY OR ARD

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   -------
60 -- 83                              8     $  315,875,657     12.4%
84 -- 99                              5        447,800,000     17.6
100 -- 120                          113      1,704,073,166     67.1
121 -- 179                            4         71,819,224      2.8
                                    ---     --------------    -----
TOTAL:                              130     $2,539,568,048    100.0%
                                    ===     ==============    =====

Min: 60 months  Max: 179 months   Wtd Avg: 107 months

REMAINING TERM TO STATED MATURITY OR ARD

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   -------
56 -- 59                              8     $  315,875,657     12.4%
80 -- 99                              5        447,800,000     17.6
100 -- 109                            1         31,300,000      1.2
110 -- 119                           95      1,162,068,918     45.8
120 -- 139                           18        522,204,248     20.6
140 -- 159                            1         14,500,000      0.6
160 -- 177                            2         45,819,224      1.8
                                    ---     --------------    -----
TOTAL:                              130     $2,539,568,048    100.0%
                                    ===     ==============    =====

Min: 56 months   Max: 177 months   Wtd Avg: 106 months

PREPAYMENT PROVISION SUMMARY

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   ---------
Lockout/Defeasance/Open             108     $1,992,609,239     78.5%
Lockout/Yield
   Maintenance/Open                  15        288,818,203     11.4
Lockout/Yield
    Maintenance/Yield
    Maintenance or
    Defeasance/Open                   4        240,206,114      9.5%
Lockout/Defeasance/
    Yield Maintenance or
    Defeasance/Open                   3         17,934,492      0.7%
                                    ---     --------------    -----
TOTAL:                              130     $2,539,568,048    100.0%
                                    ===     ==============    =====

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   -------
47.1% -- 49.9%                        1     $    2,000,000      0.1%
50.0% -- 54.9%                        8        384,363,325     15.1
55.0% -- 59.9%                        7        144,961,981      5.7
60.0% -- 64.9%                       18        140,562,939      5.5
65.0% -- 69.9%                       20        204,833,420      8.1
70.0% -- 74.9%                       37        669,591,687     26.4
75.0% -- 79.9%                       38        988,854,695     38.9
80.0% -- 80.0%                        1          4,400,000      0.2
                                    ---     --------------    -----
TOTAL:                              130     $2,539,568,048    100.0%
                                    ===     ==============    =====

Min: 47.1%   Max: 80.0%   Wtd Avg: 70.1%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   -------
25.6% -- 49.9%                       10     $   63,203,416      2.5%
50.0% -- 59.9%                       35        666,417,126     26.2
60.0% -- 64.9%                       28        234,468,342      9.2
65.0% -- 69.9%                       29        286,383,239     11.3
70.0% -- 74.9%                       20        688,885,925     27.1
75.0% -- 79.6%                        8        600,210,000     23.6
                                    ---     --------------    -----
TOTAL:                              130     $2,539,568,048    100.0%
                                    ===     ==============    =====

Min: 25.6%   Max: 79.6%   Wtd Avg: 66.9%

DEBT SERVICE COVERAGE RATIOS

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   -------
1.08x -- 1.19x                       19     $  484,507,545     19.1%
1.20x -- 1.24x                       39        660,087,606     26.0
1.25x -- 1.29x                       21        178,385,890      7.0
1.30x -- 1.34x                       21        549,335,647     21.6
1.35x -- 1.39x                        6         51,465,502      2.0
1.40x -- 1.49x                        8         93,680,533      3.7
1.50x -- 1.59x                        5        111,165,000      4.4
1.60x -- 1.69x                        4        196,375,000      7.7
1.70x -- 1.79x                        3         13,359,210      0.5
1.80x -- 1.89x                        1          2,400,000      0.1
2.00x -- 2.35x                        3        198,806,114      7.8
                                    ---     --------------    -----
TOTAL:                              130     $2,539,568,048    100.0%
                                    ===     ==============    =====

Min: 1.08x   Max: 2.35x   Wtd Avg: 1.36x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE

                                              AGGREGATE
                                  NO. OF       CUT-OFF      % OF
                                 MORTGAGE       DATE        LOAN
                                   LOANS       BALANCE     GROUP 2
                                 --------   ------------   -------
$1,493,933 -- $1,999,999             2      $  3,233,933     0.5%
$2,000,000 -- $2,999,999             3         7,524,087     1.2
$3,000,000 -- $3,999,999             3         9,642,192     1.5
$4,000,000 -- $4,499,999             2         9,192,000     1.4
$5,000,000 -- $7,499,999             5        29,974,427     4.7
$7,500,000 -- $9,999,999             1         9,728,000     1.5
$10,000,000 -- $14,999,999           3        37,175,000     5.8
$15,000,000 -- $19,999,999           4        70,175,000    11.0
$20,000,000 -- $29,999,999           1        20,000,000     3.1
$30,000,000 -- $49,999,999           2        93,500,000    14.6
$50,000,000 -- $99,999,999           1        80,750,000    12.6
$100,000,000 -- $167,000,000         2       269,583,000    42.1
                                   ---      ------------   -----
TOTAL:                              29      $640,477,639   100.0%
                                   ===      ============   =====

Min: $1,493,933       Max: $167,000,000       Average: $22,085,436

LOCATION

                                               AGGREGATE
                                   NO. OF       CUT-OFF       % OF
                                  MORTGAGED       DATE        LOAN
                                 PROPERTIES     BALANCE      GROUP 2
                                 ----------   ------------   -------
Maryland                              5       $247,750,000     38.7%
Virginia                              1        102,583,000     16.0
Ohio                                  6         86,680,000     13.5
New York                              1         47,000,000      7.3
Wisconsin                             2         25,900,000      4.0
California                            1         20,000,000      3.1
Kentucky                              2         19,352,850      3.0
Georgia                               3         19,331,124      3.0
Nevada                                1         18,000,000      2.8
Massachusetts                         1         11,500,000      1.8
Other                                 9         42,380,664      6.6
                                    ---       ------------    -----
TOTAL:                               32       $640,477,639    100.0%
                                    ===       ============    =====

PROPERTY TYPE

                                               AGGREGATE
                                   NO. OF       CUT-OFF       % OF
                                 MORTGAGED        DATE        LOAN
                                 PROPERTIES     BALANCE      GROUP 2
                                 ----------   ------------   -------
Multifamily                          30       $619,857,639     96.8%
Manufactured Housing                  2         20,620,000      3.2
                                    ---       ------------    -----
TOTAL:                               32       $640,477,639    100.0%
                                    ===       ============    =====

MORTGAGE RATE

                                              AGGREGATE
                                  NO. OF       CUT-OFF      % OF
                                 MORTGAGE       DATE        LOAN
                                   LOANS       BALANCE     GROUP 2
                                 --------   ------------   -------
5.470% -- 5.499%                      3     $126,903,000     19.8%
5.500% -- 5.749%                     13      423,036,619     66.1
5.750% -- 5.999%                     10       67,223,020     10.5
6.000% -- 6.150%                      3       23,315,000      3.6
                                    ---     ------------    -----
TOTAL:                               29     $640,477,639    100.0%
                                    ===     ============    =====

Min: 5.470%           Max: 6.150%             Wtd Avg: 5.653%

ORIGINAL TERM TO STATED MATURITY OR ARD

                                             AGGREGATE
                                  NO. OF      CUT-OFF       % OF
                                 MORTGAGE       DATE        LOAN
                                   LOANS      BALANCE      GROUP 2
                                 --------   ------------   -------
60 -- 83                              3     $275,433,000     43.0%
84 -- 99                              1       14,675,000      2.3
100 -- 120                           24      339,369,639     53.0
121 -- 144                            1       11,000,000      1.7
                                    ---     ------------    -----
TOTAL:                               29     $640,477,639    100.0%
                                    ===     ============    =====

Min: 60 months        Max: 144 months         Wtd Avg: 97 months

REMAINING TERM TO STATED MATURITY OR ARD

                                              AGGREGATE
                                  NO. OF       CUT-OFF      % OF
                                 MORTGAGE       DATE        LOAN
                                  LOANS        BALANCE     GROUP 2
                                 --------   ------------   -------
58 -- 59                             2      $108,433,000     16.9%
60 -- 79                             1       167,000,000     26.1
80 -- 99                             1        14,675,000      2.3
110-- 119                           24       339,369,639     53.0
140 -- 142                           1        11,000,000      1.7
                                   ---      ------------    -----
TOTAL:                              29      $640,477,639    100.0%
                                   ===      ============    =====
Min: 58 months        Max: 142 months         Wtd Avg: 96 months

PREPAYMENT PROVISION SUMMARY

                                              AGGREGATE
                                  NO. OF       CUT-OFF      % OF
                                 MORTGAGE       DATE        LOAN
                                  LOANS        BALANCE     GROUP 2
                                 --------   ------------   -------
Lockout/Defeasance/Open              25     $500,544,639     78.2%
Lockout/Defeasance/
   2% or Defeasance/
   1% or Defeasance/
   Open                               1      102,583,000     16.0%
Lockout/ Yield
   Maintenance/Yield
   Maintenance or
   Defeasance/Open                    1       20,000,000      3.1%
Lockout/Yield
   Maintenance/Open                   2       17,350,000      2.7
                                    ---     ------------    -----
TOTAL:                               29     $640,477,639    100.0%
                                    ===     ============    =====

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                              AGGREGATE
                                  NO. OF       CUT-OFF      % OF
                                 MORTGAGE       DATE        LOAN
                                  LOANS        BALANCE     GROUP 2
                                 --------   ------------   -------
17.4% -- 29.9%                       1      $  1,493,933      0.2%
55.0% -- 59.9%                       1         5,775,427      0.9
60.0% -- 64.9%                       6        46,862,000      7.3
65.0% -- 69.9%                       3       111,629,237     17.4
70.0% -- 74.9%                       1        11,000,000      1.7
75.0% -- 79.9%                      14       452,917,042     70.7
80.0%                                3        10,800,000      1.7
                                   ---      ------------    -----
TOTAL:                              29      $640,477,639    100.0%
                                   ===      ============    =====

Min: 17.4%            Max: 80.0%              Wtd Avg: 75.0%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                                              AGGREGATE
                                  NO. OF       CUT-OFF      % OF
                                 MORTGAGE       DATE        LOAN
                                   LOANS       BALANCE     GROUP 2
                                 --------   ------------   -------
11.5% -- 24.9%                       1      $  1,493,933      0.2%
25.0% -- 49.9%                       1         5,775,427      0.9
50.0% -- 59.9%                       5        35,658,237      5.6
60.0% -- 64.9%                       4        31,250,000      4.9
65.0% -- 69.9%                       7       188,900,042     29.5
70.0% -- 74.9%                       7        65,775,000     10.3
75.0% -- 79.2%                       4       311,625,000     48.7
                                   ---      ------------    -----
TOTAL:                              29      $640,477,639    100.0%
                                   ===      ============    =====

Min: 11.5%            Max: 79.2%              Wtd Avg: 72.2%

DEBT SERVICE COVERAGE RATIOS

                                             AGGREGATE
                                  NO. OF       CUT-OFF      % OF
                                 MORTGAGE       DATE        LOAN
                                   LOANS       BALANCE     GROUP 2
                                 --------   ------------   -------
1.06x -- 1.19x                       6      $ 96,782,192     15.1%
1.20x -- 1.24x                      13       319,578,664     49.9
1.25x -- 1.29x                       2       178,000,000     27.8
1.30x -- 1.34x                       2         5,757,850      0.9
1.35x -- 1.39x                       2         7,590,000      1.2
1.40x -- 1.49x                       2        19,775,000      3.1
1.50x -- 1.59x                       1        11,500,000      1.8
3.00x -- 3.09x                       1         1,493,933      0.2
                                   ---      ------------    -----
TOTAL:                              29      $640,477,639    100.0%
                                   ===      ============    =====

Min: 1.07x            Max: 3.09x                   Wtd Avg: 1.24x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE

PREPAYMENT PROVISIONS(1)                 FEB-07     FEB-08      FEB-09      FEB-10    FEB-11     FEB-12     FEB-13     FEB-14
-------------------------------------  ---------  ---------  ----------  ---------  ---------  ---------  ---------  ---------

Lockout/Defeasance(2)(3)(4)               100.00%    100.00%      85.11%     79.10%     78.30%     85.23%     84.23%     80.77%
Yield Maintenance(4)(5)                     0.00%      0.00%      14.89%     17.65%     18.44%     14.77%     15.77%     19.23%
Penalty 2.0(6)                              0.00%      0.00%       0.00%      3.25%      0.00%      0.00%      0.00%      0.00%
Penalty 1.0(6)                              0.00%      0.00%       0.00%      0.00%      3.26%      0.00%      0.00%      0.00%
Open                                        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
                                       ---------  ---------  ----------  ---------  ---------  ---------  ---------   --------
Total                                     100.00%    100.00%     100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
                                       ---------  ---------  ----------  ---------  ---------  ---------  ---------   --------
Total Beginning Balance (in millions)  $3,180.05  $3,174.61  $ 3,168.30  $3,158.35  $3,146.55  $2,711.69  $2,528.10  $2,050.32
Percent of Aggregate Cut-off Date
 Balance                                  100.00%     99.83%      99.63%     99.32%     98.95%     85.27%     79.50%     64.47%

PREPAYMENT PROVISIONS(1)                 FEB-15     FEB-16    FEB-17   FEB-18   FEB-19   FEB-20   FEB-21
-------------------------------------  ---------  ---------  -------  -------  -------  -------  -------

Lockout/Defeasance(2)(3)(4)                80.70%     80.32%   87.05%  100.00%  100.00%  100.00%  100.00%
Yield Maintenance(4)(5)                    19.30%     19.68%    0.00%    0.00%    0.00%    0.00%    0.00%
Penalty 2.0(6)                              0.00%      0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
Penalty 1.0(6)                              0.00%      0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
Open                                        0.00%      0.00%   12.95%    0.00%    0.00%    0.00%    0.00%
                                       ---------  ---------  -------  -------  -------  -------  -------
Total                                     100.00%    100.00%  100.00%  100.00%  100.00%  100.00%  100.00%
                                       ---------  ---------  -------  -------  -------  -------  -------
Total Beginning Balance (in millions)  $2,032.19  $1,981.65  $ 74.69  $ 63.70  $ 40.30  $ 39.33  $ 10.84
Percent of Aggregate Cut-off Date
 Balance                                   63.90%     62.32%    2.35%    2.00%    1.27%    1.24%    0.34%

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (except that it has been assumed that an Anticipated Repayment Date
     Loan will be repaid on its Anticipated Repayment Date).

(2)  One hundred thirty three Mortgage Loans representing 78.4% of the Initial
     Pool Balance (108 Mortgage Loans representing 78.5% of the Group 1 Balance and 25 Mortgage Loans representing 78.2% of the Group 2 Balance) are subject to an initial lockout period after which defeasance is permitted.

(3)  Five Mortgage Loans, representing 8.2% of the Initial Pool Balance (four
     Mortgage Loans representing 9.5% of the Group 1 Balance and one Mortgage
     Loan representing 3.1% of the Group 2 Balance): (a) have an initial lockout period; (b) are then subject, after expiration of the initial lockout period to a period where the related borrower has an option to prepay the
     Mortgage Loan subject to the greater of a yield maintenance charge or a 1%
     prepayment premium; (c) are then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to either prepayment (subject to the greater of a yield maintenance charge or a 1%
     prepayment premium) or defeasance and (d) become thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

(4)  Three Mortgage Loans, representing 0.6% of the Initial Pool Balance (three
     Mortgage Loans representing 0.7% of the Group 1 Balance): (a) have an initial lockout period; (b) are then subject after expiration of the initial lockout period, to a period where defeasance is permitted; (c) are then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to either prepayment (subject to the greater of a yield maintenance charge or a 1% prepayment premium) or defeasance and (d)
     become thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

(5)  Seventeen Mortgage Loans, representing 9.6% of the Initial Pool Balance (15
     Mortgage Loans representing 11.4% of the Group 1 Balance and two Mortgage
     Loans representing 2.7% of the Group 2 Balance): (a) have an initial lockout period; (b) are then subject after expiration of the initial lockout period to a period where the related borrower has an option to prepay the Mortgage Loan subject to the greater of a yield maintenance charge or a 1% prepayment premium; and (c) become thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

(6)  One Mortgage Loan, representing 3.2% of the Initial Pool Balance (16.0% of the Group 2 Balance): (a) has an initial lockout period; (b) is then subject, after expiration of the initial lockout period, to a period where the related borrower has an option to defease the Mortgage Loan; (c) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a 2% prepayment premium or defeasance; (d) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a 1% prepayment premium or defeasance and (e)
     becomes thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GROUP 1 FIVE YEAR LOANS

                                                                       % OF                                            CUT-OFF
                              MORTGAGE                   CUT-OFF     INITIAL                    LOAN                     DATE
                                LOAN       PROPERTY        DATE        POOL    AMORTIZATION    BALANCE  UNDERWRITTEN     LTV
PROPERTY NAME                  SELLER        TYPE        BALANCE     BALANCE       TYPE       PER UNIT      DSCR        RATIO
----------------------------  --------  -------------  ------------  -------  -------------   --------  -------------  -------

Pacific Shores .............    BofA        Office      165,875,000      5.2% Interest Only    $   271        1.65x      55.0%
1412 Broadway ..............    BofA        Office      102,000,000      3.2  Interest Only    $   256        1.21x      56.8%
Quality Suites Maingate
East .......................    BofA         Hotel       21,844,042      0.7     Balloon       $97,085        1.39x      79.7%
Inn at Great Neck ..........    BofA         Hotel        7,500,000      0.2  Interest Only    $88,235        1.75x      54.7%
Spring Creek Medical
Center .....................    BofA        Office        6,494,399      0.2     Balloon       $   291        1.25x      72.2%
Rocky Knoll Estates MHC.....    BofA     Manufactured     4,400,000      0.1   IO, Balloon     $30,556        1.15x      76.0%
                                            Housing                                            $26,457        1.42x      69.6%
Suburban Lodge Atlanta .....    BofA         Hotel        3,968,566      0.1     Balloon       $   103        1.33x      79.5%
Identity Center ............    BofA        Retail        3,793,650      0.1     Balloon                      ----       -----
                                                       ------------      ---                                  1.47X      58.4%
TOTAL/WTD. AVG. ............                           $315,875,657      9.9%
                                                       ============      ===

                                        REMAINING
                              MATURITY  INTEREST   REMAINING
                                DATE      ONLY      TERM TO
                                 LTV     PERIOD    MATURITY
PROPERTY NAME                   RATIO   (MONTHS)   (MONTHS)
----------------------------  --------  ---------  ---------

Pacific Shores .............     55.0%     59         59
1412 Broadway ..............     56.8%     58         58
Quality Suites Maingate
East .......................     74.9%      0         56
Inn at Great Neck ..........     54.7%     59         59
Spring Creek Medical
Center .....................     67.5%      0         59
Rocky Knoll Estates MHC.....     74.2%     35         59
Suburban Lodge Atlanta .....     65.4%      0         58
Identity Center ............     74.6%      0         58
                                 ----
TOTAL/WTD. AVG. ............     57.8%

GROUP 1 SEVEN YEAR LOANS

                                                                % OF                                            CUT-OFF
                            MORTGAGE                CUT-OFF    INITIAL                    LOAN                    DATE
                              LOAN     PROPERTY       DATE       POOL    AMORTIZATION    BALANCE  UNDERWRITTEN    LTV
PROPERTY NAME                SELLER      TYPE       BALANCE    BALANCE       TYPE       PER UNIT      DSCR       RATIO
--------------------------  --------  ---------  ------------  -------  --------------  --------- -----------   -------

Solana ...................  Eurohypo  Mixed Use  $220,000,000     6.9%   Interest Only  $    192       1.34x      71.3%
575 Lexington Avenue .....    BofA      Office    162,500,000     5.1    Interest Only  $    510       1.08x      74.9%
Hotel Solamar ............    BofA      Hotel      60,900,000     1.9     IO, Balloon   $259,149       1.51x      67.5%
Eckerd ...................    BofA      Retail      2,400,000     0.1   Interest Only,  $    220       1.85x      62.3%
                                                                           Hyper Am     $    130       1.18x      47.1%
Goodyear-Spires ..........    BofA    Mixed Use     2,000,000     0.1       Balloon                    ----       ----
                                                 ------------    ----                                  1.27X      71.9%
TOTAL/WTD. AVG. ..........                       $447,800,000    14.1%
                                                 ============    ====

                                     REMAINING
                           MATURITY   INTEREST   REMAINING
                             DATE       ONLY      TERM TO
                              LTV      PERIOD    MATURITY
PROPERTY NAME                RATIO    (MONTHS)   (MONTHS)
-------------------------- --------  ----------  ---------

Solana ...................    71.3%      82          82
575 Lexington Avenue .....    74.9%      80          80
Hotel Solamar ............    65.8%      58          82
Eckerd ...................    62.3%      83          83
Goodyear-Spires ..........    42.5%       0          84
                              ----
TOTAL/WTD. AVG. ..........    71.7%

*    Footnote (*) to the "GENERAL CHARACTERISTICS" able in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS OR CROSSED PORTFOLIOS*
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans or
Crossed Portfolios in the Mortgage Pool by Cut-off Date Balance:

    TEN LARGEST MORTGAGE LOANS OR CROSSED PORTFOLIOS BY CUT-OFF DATE BALANCE*

                                                                   % OF       % OF
                                            CUT-OFF              INITIAL   APPLICABLE                  CUT-OFF         LTV
                                              DATE        LOAN     POOL       LOAN        PROPERTY    DATE LTV       RATIO AT
LOAN NAME                                   BALANCE      GROUP   BALANCE      GROUP         TYPE        RATIO    MATURITY OR ARD
-------------------------------------   --------------   -----   -------   ----------   -----------   --------   ---------------

Skyline Portfolio(1) ................   $  271,200,000     1       8.5%       10.7%        Office       77.8%          77.8%
Solana ..............................      220,000,000     1       6.9         8.7%      Mixed Use      71.3%          71.3%
StratREAL Industrial Portfolio I ....      190,000,000     1       6.0         7.5%      Industrial     76.9%          76.9%
Inland-Bradley Crossed Portfolio ....      184,806,114     1       5.8         7.3%       Various       54.4%          54.4%
Hirschfeld Portfolio ................      167,000,000     2       5.3        26.1%     Multifamily     78.4%          78.4%
Pacific Shores ......................      165,875,000     1       5.2         6.5%        Office       55.0%          55.0%
575 Lexington Avenue ................      162,500,000     1       5.1         6.4%        Office       74.9%          74.9%
Tanforan Shopping Center ............      144,000,000     1       4.5         5.7%        Retail       77.2%          72.4%
Sussex Commons I & II ...............      102,583,000     2       3.2        16.0%     Multifamily     66.6%          66.6%
1412 Broadway .......................      102,000,000     1       3.2         4.0%        Office       56.8%          56.8%
                                        --------------            ----                                  ----           ----
TOTAL/WTD AVG: ......................   $1,709,964,114            53.8%                                 69.9%          69.5%
                                        ==============            ====

                                        UNDERWRITTEN     MORTGAGE
LOAN NAME                                   DSCR           RATE
-------------------------------------   ------------   -------------

Skyline Portfolio(1) ................       1.24x       5.743%
Solana ..............................       1.34x       6.103%
StratREAL Industrial Portfolio I ....       1.32x       5.596%
Inland-Bradley Crossed Portfolio ....       2.10x       5.929%(2)(3)
Hirschfeld Portfolio ................       1.25x       5.699%
Pacific Shores ......................       1.65x       5.477%
575 Lexington Avenue ................       1.08x       5.728%(2)
Tanforan Shopping Center ............       1.18x       6.101%
Sussex Commons I & II ...............       1.20x       5.498%
1412 Broadway .......................       1.21x       5.823%(2)
                                            ----        --------
TOTAL/WTD AVG: ......................       1.37X       5.782%

(1)  Co-originated by Bank of America, National Association and Eurohypo AG, New
     York Branch.

(2)  Mortgage rate rounded to three decimal places.

(3)  One Mortgage Loan forming a portion of the Inland-Bradley Crossed
     Portfolio, (Loan No. 3401471, representing 3.3% of the Initial Pool Balance
     (4.1% of the Group 1 Balance)) has five separate interest rate "steps" over the course of the loan term. The initial mortgage rate has been used for this calculation (and all other calculations relating to this Mortgage
     Loan).

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       18

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                SKYLINE PORTFOLIO
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       19

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                SKYLINE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                       Bank of America/Eurohypo(1)
LOAN PURPOSE:                      Refinance
ORIGINAL NOTE A-1 PRINCIPAL
   BALANCE(2):                     $271,200,000
FIRST PAYMENT DATE:                March 1, 2007
TERM/AMORTIZATION:                 120/0 months
INTEREST ONLY PERIOD:              120 months
MATURITY DATE:                     February 1, 2017
EXPECTED NOTE A-1 MATURITY
   BALANCE(2):                     $271,200,000
BORROWING ENTITY:                  CESC Skyline LLC
INTEREST CALCULATION:              Actual/360
CALL PROTECTION:                   Lockout/Defeasance:
                                   115 payments
                                   Open: 5 payments
PARI PASSU DEBT:                   Note A-2 - $203,400,000
                                   Note A-3 - $203,400,000
LOCKBOX:                           Hard

----------
(1)  The Skyline Portfolio Mortgage Loan was originated 50% by Bank of America,
     National Association and 50% by Eurohypo AG, New York Branch.

(2)  The $678,000,000 Skyline Portfolio Whole Loan has been split into three pari passu notes: the $271,200,000 Note A-1 (included in the Trust Fund), the $203,400,000 Note A-2 (not included in the Trust Fund) and the
     $203,400,000 Note A-3 (not included in the Trust Fund).

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:   $678,000,000
NOTE A-1 CUT-OFF DATE BALANCE:     $271,200,000
NOTE A-2 CUT-OFF DATE BALANCE:     $203,400,000
NOTE A-3 CUT-OFF DATE BALANCE:     $203,400,000
CUT-OFF DATE LTV(1):               77.8%
MATURITY DATE LTV(1):              77.8%
UNDERWRITTEN DSCR(1):              1.24x
MORTGAGE RATE:                     5.743%

-----------
(1)  Calculated based on the aggregate Cut-off Date principal balance of the
     Note A-1 (included in the Trust Fund), the Note A-2 (not included in the
     Trust Fund) and the Note A-3 (not included in the Trust Fund).

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                     Office
PROPERTY SUB-TYPE:                 Suburban
LOCATION:                          Falls Church, Virginia
YEAR BUILT/RENOVATED:              Various/NAP
NET RENTABLE SQUARE FEET:          2,566,783
CUT-OFF BALANCE PER SF(1):         $264
OCCUPANCY AS OF 01/16/2007:        97.1%
OWNERSHIP INTEREST:                Fee
PROPERTY MANAGEMENT:               Charles E. Smith Real
                                   Estate Services L.P.
UNDERWRITTEN NET CASH FLOW:        $49,114,387
APPRAISED VALUE:                   $872,000,000

----------
(1)  Calculated based on the aggregate Cut-off Date principal balance of the
     Note A-1 (included in the Trust Fund), the Note A-2 (not included in the
     Trust Fund) and the Note A-3 (not included in the Trust Fund).

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                SKYLINE PORTFOLIO
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

                                            YEAR BUILT/YEAR
PROPERTY NAME                 LOCATION          RENOVATED    OCCUPANCY %   OCCUPANCY DATE   NET RENTABLE AREA  APPRAISED VALUE
------------------------  ----------------  ---------------  -----------  ----------------  -----------------  ---------------

One Skyline Tower ......  Falls Church, VA     1987/NAP          95.8%    January 16, 2007        473,350        $170,000,000
Seven Skyline Place ....  Falls Church, VA     2001/NAP         100.0%    January 16, 2007        402,824         129,000,000
Six Skyline Place ......  Falls Church, VA     1985/NAP          97.4%    January 16, 2007        308,533         105,000,000
Five Skyline Place .....  Falls Church, VA     1983/NAP          96.4%    January 16, 2007        298,468         103,000,000
One Skyline Place ......  Falls Church, VA     1972/NAP          90.0%    January 16, 2007        275,492          94,300,000
Four Skyline Place .....  Falls Church, VA     1982/NAP          98.8%    January 16, 2007        267,651          91,300,000
Two Skyline Place ......  Falls Church, VA     1979/NAP          97.9%    January 16, 2007        270,679          90,700,000
Three Skyline Place ....  Falls Church, VA     1980/NAP         100.0%    January 16, 2007        269,786          88,700,000
                                                                -----                            ---------        ------------
TOTAL/WTD. AVG. ........                                         97.1%                           2,566,783        $872,000,000

                              FINANCIAL INFORMATION

                                                                 TRAILING
                                   FULL YEAR      FULL YEAR      12 MONTHS
                                 (12/31/2004)   (12/31/2005)   (06/30/2006)   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

Effective Gross Income .......    $64,252,318   $68,707,965    $71,452,098    $75,552,345
Total Expenses ...............    $21,256,237   $22,544,462    $22,961,908    $22,554,864
Net Operating Income (NOI) ...    $42,996,081   $46,163,503    $48,490,190    $52,997,481
Cash Flow (CF) ...............    $42,996,081   $46,163,503    $48,490,190    $49,114,387
DSCR on NOI ..................           1.09x         1.17x          1.23x          1.34x
DSCR on CF ...................           1.09x         1.17x          1.23x          1.24x

                              TENANT INFORMATION(1)

                                                                     TOTAL     % OF
                                                     RATINGS         TENANT   TOTAL    RENT    POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                                     FITCH/MOODY'S/S&P      SF       SF      PSF       RENT          RENT      EXPIRATION
----------------------------------------------  -----------------  ---------  -----  -------  -----------   -----------   ----------

GSA(2) .......................................    AAA/Aaa/AAA      1,415,872   55.4%  $25.92  $36,702,652      54.2%      09/16/2011
Science Applications International Corp.(3)...      NR/A3/NR         156,329    6.1   $26.41    4,128,235       6.1       12/25/2011
Northrop Grumman Defense(4) ..................   BBB+/Baa2/BBB+       73,740    2.9   $26.56    1,958,186       2.9       06/30/2007
Axiom Resource Management, Inc.(5) ...........     Not Rated          61,520    2.4   $26.93    1,656,733       2.4       03/31/2007
                                                                   ---------   ----           -----------      ----
TOTAL ........................................                     1,707,461   66.8%          $44,445,805      65.6%

----------
(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  GSA has 28 different leases that expire between February 28, 2007 and
     September 15, 2015. 242,823 square feet will expire in 2007, 53,539 square feet in 2008, 318,777 square feet in 2009, 46,053 square feet in 2010,
     402,824 square feet in 2011, 24,575 square feet in 2012, 175,403 square feet in 2014 and 151,878 square feet in 2015.

(3)  Science Applications International Corp. has seven different leases that expire between February 28, 2007 and December 25, 2011. 9,219 square feet will expire in 2007, 33,958 square feet in 2008, 42,204 square feet in 2010 and 70,948 square feet in 2011.

(4)  Northrop Grumman Defense has four different leases. 17,555 square feet expires May 31, 2007, 28,078 square feet expires June 30, 2007, 14,810 square feet expires March 31, 2009 and 13,297 square feet expires February
     28, 2010.

(5)  Axiom Resource Management has nine different leases that expire in 2007 and
     2008. 56,787 square feet will expire in 2007 with the remaining 4,733 square feet expiring in 2008.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                SKYLINE PORTFOLIO
--------------------------------------------------------------------------------

                           LEASE ROLLOVER SCHEDULE(1)

                      # OF LEASES    EXPIRING     % OF     CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION      EXPIRING        SF      TOTAL SF    TOTAL SF     OF TOTAL SF     EXPIRING
-------------------   -----------   ---------   --------   ----------   ------------   -------------

2007 ..............       65          522,284     20.4%       522,284       20.4%      $13,747,432
2008 ..............       47          277,592     10.9        799,876       31.3%      $ 7,538,204
2009 ..............       34          536,849     21.0      1,336,725       52.3%      $13,810,974
2010 ..............       19          183,633      7.2      1,520,358       59.5%      $ 5,081,230
2011 ..............        9          554,670     21.7      2,075,028       81.1%      $14,452,890
2012 ..............        5           44,114      1.7      2,119,142       82.9%      $ 1,184,885
2013 ..............        2            3,113      0.1      2,122,255       83.0%      $    87,516
2014 ..............        2          175,403      6.9      2,297,658       89.9%      $ 4,498,142
2015 ..............        3          192,592      7.5      2,490,250       97.4%      $ 5,436,721
2016 ..............        1            1,535      0.1      2,491,785       97.4%      $    46,050
Vacant ............       --           65,303      2.6      2,557,088      100.0%      $         0
                         ---        ---------    -----
TOTAL .............      187        2,557,088    100.0%

----------
(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       22

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                               SKYLINE PORTFOLIO
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 66.8% of the total net rentable square feet, are:

o    GSA (rated "AAA" by Fitch, "Aaa" by Moody's and "AAA" by S&P) occupies
     1,415,872 square feet (55.4% of space, 54.2% of income) under several leases for a number of United States governmental agencies including the
     Department of Defense, Department of Justice, Army Surgeon General,
     Internal Revenue Service and Department of Homeland Security. The leases provide for renewal options ranging in terms of zero to five years with 90 to 180 days written notice. The leases range in term from one to twenty years and provide for base rents ranging from $22.84 per square foot to
     $33.17 per square foot. The largest presence is the Department of Defense due to the properties, proximity to the Pentagon with the Defense
     Information Systems Agency leasing 400,000 square feet at Skyline Seven until 2011. Additionally, the SS/OHA has leased approximately 283,000 square feet at Skyline Tower until 2009, the Department of Justice has leased 195,537 square feet at Skyline Tower until 2015 and the Army Surgeon
     General has leased approximately 175,000 square feet at Skyline 6 until
     2014.

o    SCIENCE APPLICATIONS INTERNATIONAL CORP. (NYSE: "SAI") (not rated by Fitch, rated "A3" by Moody's and not rated by S&P) occupies 156,329 square feet
     (6.1% of square feet, 6.1% of income) under numerous leases expiring between 2007 and 2011. The leases provide for one renewal option of three or five years, at tenant's option, at fair market rates with 12 months written notice. The leases also provide for a base rent ranging from $24.50 per square foot to $28.54 per square foot with annual rate increases of
     2.5% to 3.0% and the tenant has the option to cancel the lease at the end of each lease year with six months written notice and payment of the cancellation charge. Science Applications International Corp. provides scientific, engineering, systems integration and technical services and solutions to the United States military, agencies of the United States
     Department of Defense, the intelligence community, the United States
     Department of Homeland Security, and other United States government civil agencies. Science Applications International Corp. operates in two segments, Government and Commercial. Science Applications International
     Corp also designs and develops automatic equipment identification technology, sensors and nondestructive imaging and security instruments.
     Science Applications International Corp. has a strategic business relationship with Environmental Systems Research Institute, Inc. Science
     Applications International Corp. was founded in 1969 and is headquartered in San Diego, California. As of the fiscal year ended January 31, 2006,
     Science Applications International Corp. reported revenue of approximately
     $7.8 billion, net income of $927.0 million and stockholder equity of $2.81 billion.

o    NORTHROP GRUMMAN DEFENSE (NYSE: "NOC") (rated "BBB+" by Fitch, "Baa2" by
     Moody's and "BBB+" by S&P) occupies three spaces containing 73,740 square feet (2.9% of square feet and 2.9% of income) under four one-to four-year leases expiring May 31, 2007 to February 28, 2010. The leases provide for an early termination option if the United States Government cancels or does not renew its contract with the tenant, the tenant may terminate its lease by giving six months written notice and paying a cancellation fee equal to two-month's rent. The leases provide for base rental rates ranging from
     $25.60 per square foot to $28.50 per square foot with annual rate increases of 3%. Northrop Grumman is the world's third largest defense contractor and the world's largest naval ship builder, including aircraft carriers.
     Northrop Grumman is located in Los Angeles and is also the builder of the stealth bomber and other aerospace vehicles. Northrop Grumman Corporation is a global defense and technology company providing products, services, and solutions in information and services, aerospace, electronics, and shipbuilding to the military, government, and commercial customers in the
     United States and internationally. Northrop Grumman Defense provides airborne radar, navigation systems, electronic countermeasures, precision weapons, airspace management systems, space systems, marine and naval systems communications systems, government systems, and logistics services.
     Northrop Grumman Defense also designs nuclear-powered aircraft carriers and nuclear-powered submarines, as well as provides services for various naval and commercial vessels. Northrop Grumman Defense was founded in 1939 and is headquartered in Los Angeles, California. As of the fiscal year ended
     December 31, 2005, Northrop Grumman Defense reported revenue of $30.7 billion, net income of $1.4 billion and stockholder equity of $16.8 billion.

o    AXIOM RESOURCE MANAGEMENT, INC. (not rated) occupies nine spaces containing
     61,520 square feet (2.4% of square feet, 2.4% of income) under several one-
     to three year leases expiring in 2007. The largest space representing
     21,531 square feet expires March 31, 2007. The leases provide for one to two renewal options of one year each. The lease provides for base rents ranging from $26.13 per square foot to $28.00 (excluding one storage unit of 95 square feet) per square foot with annual rate increases of 3%, including the renewal periods. Axiom Resource Management, Inc. is a professional consulting firm providing program management, operational support, accessibility, management training and IT solutions. Axiom
     Resource Management, Inc., established in 1996, provides consulting services to business clients and more than 20 state and federal government agencies. Axiom Resource Management, Inc. augmented its program management expertise in 2000 by acquiring Conwal, an award-winning firm with a long history of successful partnering with the United States Department of
     Health and Human Services, the Centers for Medicare and Medicaid Services,
     and the Department of Veterans Affairs, among other clients.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                               SKYLINE PORTFOLIO
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Skyline Portfolio Pari Passu Whole Loan is a $678.0 million, ten-year fixed rate loan secured by a first mortgage on eight multi-story office buildings containing 2,566,783 square feet located in Falls Church,
     Virginia. The Skyline Portfolio Pari Passu Whole Loan is part of a split loan structure evidenced by three pari passu promissory notes referred to as the Skyline Portfolio Pari Passu Note A-1 (which is included in the trust fund), the Skyline Portfolio Pari Passu Note A-2 (which is excluded from the trust fund) and the Skyline Portfolio Pari Passu Note A-3 (which is excluded from the trust fund). The Skyline Portfolio Pari Passu Whole
     Loan is interest-only for the entire loan term and matures on February 1,
     2017. The Skyline Portfolio Pari Passu Mortgage Loan accrues interest at an annual rate of 5.743%.

THE BORROWER:

o    The Skyline Portfolio Borrower, CESC Skyline LLC, a Delaware limited liability company, is a single purpose, bankruptcy remote entity with a least two independent managers in which a non-consolidation opinion has been issued by the Borrower's legal counsel.

o    Equity ownership in the Skyline Portfolio Borrower is held by Vornado
     Shenandoah Holdings, LLC (99.0%) and Two Penn Plaza REIT, Inc. (1.0%).
     Equity ownership of Vornado Shenandoah is held by Vornado Realty, L.P.
     (99.0%) (NYSE: "VNO") (rated "BBB" by Fitch, "Baa2" by Moody's and "BBB+"
     by S&P). Equity ownership of Vornado Realty L.P., the Sponsor, is held by
     Vornado Realty Trust (rated "BBB" by Fitch, "Baa2" by Moody's and "BBB+" by
     S&P) as General Partner.

o    The Sponsor is Vornado Realty, L.P., a fully integrated real estate investment trust and a member of the S&P 500. Its common shares are traded on the NYSE under the symbol "VNO". Vornado Realty, L.P. owns all or portions of 111 office properties containing approximately 30.7 million square feet in the New York City metropolitan area and in Washington, D.C.
     and the northern Virginia area; 111 retail properties in nine states and
     Puerto Rico containing approximately 16.2 million square feet; 9.5 million square feet of showroom and office space owned by its Merchandise Mart division; a 47.6% interest in Americold Realty Trust, the largest owner and operator of cold storage warehouses in North America; a 33% interest in
     Alexander's (NYSE: "ALX"); a 33% interest in Toys "R" Us, which has 1,204 stores worldwide; a 15.8% interest in Newkirk Realty Trust (NYSE: "NKT")
     through operating partnership units; an 11.3% interest in GMH Communities,
     LP, the operating partnership of GMH Communities Trust (NYSE: "GCT"); and
     other investments including real estate loans and marketable securities.

THE PROPERTIES:

o    The Skyline Portfolio Mortgaged Properties consist of fee simple interests in eight Class "A" suburban office buildings containing a total of
     2,566,783 net rentable square feet and situated on 24.83 acres. The Skyline
     Portfolio is 97.1% occupied by 187 tenants. Four tenants, GSA, Science
     Applications International Corp., Northrop Grumman Defense and Axiom
     Resource Management, Inc., represent 66.8% of the net rentable square feet.

o    The Skyline Portfolio Mortgaged Properties are located in the Suburban
     Virginia office market and the I-395/Landmarket submarket, which has 2.6 million square feet. Located on Leesburg Pike and just off I-395, the
     Skyline Portfolio Mortgaged Properties are ten minutes away from the
     Pentagon, Reagan National Airport and downtown Washington, D.C. and offers over 300 shops, restaurants, services and the Sport and Health Club within easy walking distance and a free shuttle service to Pentagon City, Crystal
     City, The Navy Yard and Metro. The estimated 2005 population within the market area is 1.04 million and is projected to increase to 1.05 million by
     2010. The Skyline Portfolio Mortgaged Properties are located in the
     Washington D.C. metropolitan statistical area, which has an average household income of $91,700.

o    The Skyline Portfolio Borrower is generally required at its sole cost and expense to keep the Skyline Portfolio Mortgaged Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The Skyline Portfolio Mortgaged Properties are managed by Vornado Realty,
     L.P. through its Charles E. Smith Commercial Realty division. Charles E.
     Smith Commercial Realty is a manager of office properties in the
     Washington, D.C. and Northern Virginia area. Charles E. Smith Commercial
     Realty is the largest commercial landlord in the area, owning approximately
     15.9 million square feet of office space. In addition, Charles E. Smith
     Commercial Realty manages an additional 8 million square feet of office space on behalf of third parties.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       24

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                               SKYLINE PORTFOLIO
--------------------------------------------------------------------------------

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

COLLATERAL RELEASE:

o    At any time 24 months after the closing date of the securitization and in connection with a partial defeasance of the Skyline Portfolio Loan, the
     Skyline Portfolio Borrower may obtain the release of some or all of the portions of the Skyline Portfolio Mortgaged Property (each, an "Individual
     Property"), subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default exists; (ii) payment of (a)
     100% of the "Allocated Loan Amount" (as defined in the related loan agreement) related to such Individual Property or Individual Properties to be released which, when taken together with any Individual Property previously released, is less than or equal to $135,600,000; (b) 110% of the
     "Allocated Loan Amount" (as defined in the related loan agreement) related to such Individual Property or Individual Properties to be released which, when taken together with any Individual Property previously released, is greater than $135,600,000 and less than or equal to $271,200,000; (c) 115%
     of the "Allocated Loan Amount" (as defined in the related loan agreement)
     related to such Individual Property or Individual Properties to be released which, when taken together with any Individual Property previously released, is greater than $271,200,000 and less than or equal to
     $406,800,000; or (d) 125% of the "Allocated Loan Amount" (as defined in the related loan agreement) related to such Individual Property or Individual
     Properties to be released which, when taken together with any Individual
     Property previously released, is greater than $406,800,000; (iii) delivery of a pledge and security agreement in form and substance satisfactory to a prudent lender and defeasance collateral meeting the requirements of the related loan agreement; (iv) confirmation from the rating agencies that such a release will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Skyline Portfolio Mortgage Loan; and (v) after giving effect to such release the debt service coverage ratio must be not less than the greater of (a) (1) 80% of the debt service coverage ratio for the trailing
     12 months immediately preceding the release or (2) a debt service coverage ratio in an amount sufficient to obtain a rating agency confirmation or (b)
     the debt service coverage ratio as of the closing date of the Skyline
     Portfolio Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                SKYLINE PORTFOLIO
--------------------------------------------------------------------------------

                               [SITE PLAN OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       26

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                SKYLINE PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       27

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                     SOLANA
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                     SOLANA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                  Eurohypo
LOAN PURPOSE(1):              Acquisition
ORIGINAL NOTE A-1 PRINCIPAL   $220,000,000
   BALANCE(2):
FIRST PAYMENT DATE:           January 11, 2007
TERM/AMORTIZATION:            84/0 months
INTEREST ONLY PERIOD:         84 months
MATURITY DATE:                December 11, 2013
EXPECTED A-1 NOTE MATURITY    $220,000,000
   BALANCE:
BORROWING ENTITY:             Maguire Partners-Solana
                              Limited Partnership
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/Defeasance: 81 payments
                              Open: 3 payments
PARI PASSU DEBT:              $140,000,000 A-2 Note
EXISTING MEZZANINE DEBT:      $35,000,000
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:     Yes
   TI/LC RESERVE:             $39,638,796
   CAPEX:                     $400,000
   HOTEL RESERVE(3):          $21,000,000
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:     Yes
   TI/LC RESERVE:             $132,809
   CAPEX:                     $31,250
   SPRINGING RESERVE(4):      $312,548, capped at $3,750,576
   FF&E(5):                   Springing
   LOCKBOX:                   Hard

----------
(1)  The Solana Mortgage Loan facilitated the refinancing of previous existing mortgage debt and the acquisition of additional collateral.

(2)  The $360 million mortgage loan has been split into two pari passu A-Notes:
     a $220 million A-1 note (included in the trust) and a $140 million A-2 note
     (not included in the trust).

(3)  A total of $21,000,000 of loan proceeds are held in escrow in connection with the renovation of the existing 198 rooms at the Solana Marriott Hotel and the expansion of an additional 96 rooms.

(4)  In addition to the TI/LC reserve, the borrower will be required to establish a separate reserve for the 375,057 square foot Sabre building if at least 12 months prior to the Sabre lease expiration (November 30, 2011),
     Sabre has not renewed its lease and the replacement lease is not on equal or better economic terms with a tenant acceptable to the mortgagee. Monthly reserve payments will be $312,548 until the reserve totals $3,750,576 at the time the Sabre lease expires.

(5)  Monthly FF&E collections equivalent to 4% of the gross income from hotel operations will commence by the mortgagee in the event the hotel manager ceases to continue monthly deposits to a separate reserve account and other stipulations described more specifically in the loan documents.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:   $360,000,000
NOTE A-1 CUT-OFF DATE BALANCE:     $220,000,000
NOTE A-2 CUT-OFF BALANCE:          $140,000,000
CUT-OFF DATE LTV(1)(2):            71.3%
MATURITY DATE LTV(1)(2):           71.3%
UNDERWRITTEN DSCR(1)(2):           1.34x
MORTGAGE RATE:                     6.103%

----------
(1)  Calculated based on the aggregate cut-off principal balance of the A-1 note
     (included in the trust) and the A-2 note (not included in the trust).

(2)  The whole loan has a 71.3% loan-to-value ratio and including the $35 million mezzanine loan, the loan-to-value ratio is 78.3%. The all-in debt service coverage ratio for the entire $395 million loan facility is 1.20x on an interest-only basis. The whole loan is interest-only, however, the entire loan facility will have a 40-year amortization schedule following a
     48-month interest only period. All amortization is diverted to the mezzanine component (approximately $7 million of amortization).

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Mixed-Use
PROPERTY SUB-TYPE:               Office/Retail/Hotel
LOCATION:                        Westlake, Texas
YEAR BUILT/RENOVATED:            1988/2007
NET RENTABLE SQUARE FEET(1):     1,874,975
CUT-OFF BALANCE PER SF(2):       $192
OCCUPANCY AS OF 2/01/2007(3):    94.6%
OWNERSHIP INTEREST:              Fee
PROPERTY MANAGEMENT:             Maguire Properties-
                                 Solana Services, L.P.
UNDERWRITTEN NET CASH FLOW(4):   $29,956,209
APPRAISED VALUE(5):              $504,600,000

----------
(1)  Net rentable square feet of 1,874,975 represents the office (1,793,290 square feet), retail (43,685 square feet), and health club (38,000 square feet) components of the Solana Mortgaged Property. Collateral also includes the 198-room Marriott Solana Hotel.

(2)  Calculated based on the aggregate cut-off principal balance of the A-1 note
     (included in the trust) and the A-2 note (not included in the trust).

(3)  Excluding the hotel component, the Solana Mortgaged Property is 94.6%
     leased and 89.7% physically occupied. The primary difference between physical occupancy and leased occupancy is that tenant First American Real
     Estate has not yet taken physical occupancy of all its space.

(4)  Includes $3,300,000 of income per year from a ten-year master lease with the sponsor.

(5)  Based on an "as-is" appraised value of $504.6 million. Appraised value encompasses the fee simple office-retail components and the hotel, which is subject to a ten year master lease that provides $3.3 million of annual net cash flow in addition to the net cash flow generated by the hotel itself
     ($1.38 million for trailing 12 month period through November 2006).

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       29

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                     SOLANA
--------------------------------------------------------------------------------

                            FINANCIAL INFORMATION(1)

                                         FULL YEAR      FULL YEAR    TRAILING 12 MONTHS
                                       (12/31/2004)   (12/31/2005)       (9/1/2006)       UNDERWRITTEN
                                       ------------   ------------   ------------------   ------------

Effective Gross Income .............    $24,672,900    $23,887,380       $26,392,070       $54,487,675
Total Expenses .....................    $15,031,329    $15,373,442       $16,645,158       $22,853,984
Net Operating Income (NOI) .........    $ 9,641,571    $ 8,513,938       $ 9,746,912       $31,633,691
Cash Flow (CF) .....................    $ 9,641,571    $ 8,513,938       $ 9,746,912       $29,956,209
DSCR on NOI ........................                                                              1.42x
DSCR on CF .........................                                                              1.34x

----------
(1)  The Underwritten NOI is higher than historical figures due to (i) the acquisition of the Sabre Building (375,057 square feet) which increased NOI by approximately $6.2 million, (ii) a $3.3 million master lease from Robert
     Maguire that supplements the performance of the Marriott hotel during renovation and expansion (which is further supported by a $21 million reserve), and (iii) a new ten-year lease with First American Real Estate that increased occupancy by approximately 450,000 square feet and base rent by $9.9 million. The master lease shall terminate if the net cash flow is equal to or exceeds $4.5 million after the initial 52 weeks of the term, as more specifically set forth in the master lease.

                              TENANT INFORMATION(1)

                                      RATINGS          TOTAL       % OF                   POTENTIAL    % POTENTIAL     LEASE
         TOP TENANTS             FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF    RENT PSF        RENT          RENT      EXPIRATION
------------------------------   -----------------   ---------   --------   ----------   -----------   -----------   ----------

First American Real Estate ...     BBB+/Baa2/BBB+      728,783     39.7%     $13.57(2)   $ 9,890,133       32.8%     03/31/2017
Sabre Group (Headquarters) ...       NR/Baa3/BB        375,057     20.4      $16.53(2)     6,200,000       20.5      12/30/2011
Sabre Group ..................       NR/Baa3/BB        145,089      7.9      $24.50(3)     3,554,681       11.8      10/31/2008
Citigroup ....................      AA+/Aa1/AA-         89,974      4.9      $24.92(2)     2,241,970        7.4      10/31/2008
Wells Fargo & Company ........       AA/Aa1/AA          80,370      4.4      $23.25(3)     1,868,602        6.2      08/31/2010
                                                     ---------     ----                  -----------       ----
TOTAL ........................                       1,419,273     77.3%                 $23,755,386       78.7%

----------
(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Triple net lease. First American executed its lease in 2005 and Sabre executed its lease in 2006.

(3)  Modified gross lease.

                           LEASE ROLLOVER SCHEDULE(1)

                               # OF LEASES    EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
     YEAR OF EXPIRATION          EXPIRING        SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
----------------------------   -----------   ---------   --------   ----------   -------------   -----------

2007 .......................         3           3,915       0.2%        3,915         0.2%      $    91,964
2008 .......................         9         293,772      16.0       297,687        16.2%        6,728,589
2009 .......................         5           7,053       0.4       304,740        16.6%          127,642
2010 .......................        11         166,725       9.1       471,465        25.7%        3,933,310
2011 .......................        10         435,802      23.7       907,267        49.4%        7,355,939
2012 .......................         1           3,923       0.2       911,190        49.6%           88,268
2013 .......................         8          87,512       4.8       998,702        54.4%        1,775,780
2014 .......................         2           5,619       0.3     1,004,321        54.7%          111,753
(greater than) 2015 ........        29         734,243      40.0     1,738,564        94.6%       10,003,189
Vacant .....................        15          98,411       5.4     1,836,975       100.0%                0
                                    --       ---------     -----                                 -----------
TOTAL ......................        93       1,836,975     100.0%                                $30,222,434

----------
(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       30

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                     SOLANA
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 77.3% of the total net rentable square feet, are:

o    FIRST AMERICAN REAL ESTATE (NYSE: "FAF") (rated "BBB+" by Fitch, rated
     "Baa2" by Moody's and "BBB+" by S&P) occupies 728,783 square feet (39.7% of square feet, 32.8% of income) under a ten-year lease expiring March 31,
     2017 with three 5-year renewal options. This is the headquarters location for First American Title Company and First American Real Estate Information
     Services. First American ("FAF") has approximately 2,000 offices throughout the United States and abroad providing business information and related products and services. Revenues for the firm have grown at approximately
     18% per year since 2000. As of 2005, 73% of FAF's revenues were derived from title insurance with the remainder from specialty insurance and information technology. FAF is a holding company and operates through its subsidiaries, the largest of which includes First American Title Insurance
     Company, which controls its title business, and First Advantage
     Corporation, a separately traded entity, which operates in the information products business. The company reported total revenues of $8.1 billion in
     2005 with an equity market capitalization of $4.09 billion.

o    SABRE HOLDINGS CORPORATION (NYSE: "TSG") (not rated by Fitch, rated "Baa3"
     by Moody's and rated "BB" by S&P) occupies a total of 520,146 square feet
     (28.3% of square feet, 32.3% of income) in three buildings: a) space at 3
     Campus Circle and 6 Campus Circle totals 145,071 square feet under a five-year lease expiring October 31, 2008; and b) space at 1 East Kirkwood totals 375,075 square feet with a five-year lease expiring December 30,
     2011. The three buildings at the Solana office campus represent Sabre
     Holdings Corporation's headquarter location. Sabre Holdings Corporation is a dominant player in the travel reservations industry, operating the world's largest computerized travel reservation system. Individual consumers make travel plans using the company's Travelocity Web site. In
     2005, Sabre purchased lastminute.com giving the company a significant travel presence in Europe. Travel reservations account for almost 70% of
     Sabre Holdings Corporation revenue. The Sabre Travel Network, which markets the Sabre GDS, accounts for a majority of the Sabre Group's revenues (69%
     and 75% in 2005 and 2004, respectively, including inter-segment revenues).
     As of December 2005, travel agencies with about 53,000 locations in more than 113 countries subscribed to the Sabre system. Subscribers could make reservations with 430 airlines, 41 car rental companies, 220 tour operators, nine cruise lines, 35 railroads and 249 hotel companies covering
     60,600 hotels worldwide. It was recently announced that Silver Lake
     Partners and Texas Pacific Group would acquire Sabre Holdings Corporation for $5 billion. It is reported that the company plans to remain based in
     South Lake, Texas and does not expect changes to its executive team. Sabre
     Holdings Corporation reported total revenues of $2.8 billion in 2006 and an equity market capitalization of $3.3 billion. Revenues in 2006 increased by
     12% over 2005, reflecting higher sales from the Travelocity segment, the acquisition of lastminute.com, and higher revenues from the Sabre Airline
     Solutions and Sabre Travel Network segments.

o    CITIGROUP, INC. (NYSE: "C") (rated "AA+" by Fitch, rated "Aa1" by Moody's and rated "AA-" by S&P) occupies a total of 89,974 square feet (4.9% of square feet, 7.4% of income) in two buildings, 7 and 8 Campus Circle, under a five-year lease expiring October 31, 2008, with one 4-year renewal option and one 5-year renewal option. Citigroup, Inc. is a diversified global financial services holding company, whose businesses provide a broad range of financial services to consumer and corporate customers. The activities of Citigroup, Inc. include underwriting and dealing in securities, insurance underwriting and brokerage and making temporary investments in non-financial companies. The segments include Global Consumer Group,
     Corporate and Investment Banking, Global Wealth Management and Alternative
     Investments. Citigroup, Inc. reported a revenue of $23.8 billion and an income of $5.3 billion for the fourth quarter of 2006.

o    WELLS FARGO & COMPANY (NYSE: "WFC") (rated "AA" by Fitch, rated "Aa1" by
     Moody's and rated "AA" by S&P) occupies 80,370 square feet (4.4% of square feet, 6.2% of income) under a 10-year lease expiring August 31, 2010 with no renewal options. Wells Fargo & Company is the fifth largest bank in the
     United States, operating about 3,000 bank branches in over 24 western and mid-western states, in addition to approximately 1,000 home mortgage stores throughout the country. Wells Fargo & Company's services include retail and business banking, investment management, and venture capital investment, as well as international trade activities through a joint venture with HSBC.
     For the fiscal year ended December 31, 2005, Wells Fargo & Company reported total revenues of $40.4 billion and net income of $7.67 billion, a 9%
     increase over 2004.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                     SOLANA
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Solana Mortgage Loan is a $220 million pari passu note (A-1 Note) of a
     $360 million, seven-year loan secured by a first mortgage on Solana Office
     Campus, a Class A office, retail, health club and 198-room full service hotel totaling 2,107,239 square feet located in Westlake, Texas. The Solana
     Mortgage Loan is interest-only for the entire loan term, matures on
     December 11, 2013 and accrues interest at an annual rate of 6.103%.

THE BORROWER:

o    The Solana Borrower, Maguire Partners-Solana Limited Partnership, a Texas
     limited partnership, is a bankruptcy remote single purpose entity structured with two independent directors for which a non-consolidation opinion has been issued by the Solana Borrower's legal counsel.

o    Equity ownership in the Solana Borrower is held by Robert F. Macguire, III who owns the property for his private account. The Solana Mortgaged
     Property is not owned by Maguire Properties, the publicly traded company
     (Maguire Properties REIT) that Mr. Maguire founded in June, 2003. Mr.
     Maguire is the original developer and has owned the property for approximately 20 years. Since 1968, Mr. Maguire has directed the development of over 30 million square feet of institutional-quality projects nationally, usually with major tenants, including Sempra Energy,
     IBM, Wells Fargo Bank, Bank of America, the Walt Disney Company, MGM and
     Time Warner, among many others. Major projects developed by Mr. Maquire include US Bank Tower, Gas Company Tower, Wells Fargo Tower and KPMG Tower
     in Los Angeles, Pasadena's Plaza Las Fuentes, the Glendale Center and
     Commerce Square in downtown Philadelphia.

THE PROPERTY:

o    The Solana Mortgaged Property consists of a fee simple interest in
     1,874,975 square feet of office and retail space, a 198 room Marriott
     Solana Hotel, 5,901 parking spaces, including parking garages with 3,332 spaces, and the 38,000 square foot Solana Club, located in Westlake, Texas
     (the collateral excludes any oil, gas and mineral rights at the property which are owned by a borrower-affiliate). Total property square footage, including the hotel, is 2,107,239 square feet. Excluding the hotel component, the Solana Mortgaged Property is 96.4% leased and 87.3% of the base rent is derived from investment grade tenants.

o    The Solana Mortgaged Property is a 900-acre master planned office campus located along Texas State Highway 114, in one of the submarkets in the
     Dallas/Fort Worth Metroplex. It is located eight miles northwest of Dallas
     Fort Worth, the third busiest airport in the world and 11 miles southeast of Alliance Airport, a major cargo and corporate jet airport. The 900-acre site was developed starting in 1988 in phases as a mixed-use development of low-rise office buildings and a central village and is part of a larger residential and recreational community. To date, over 2.75 million square feet of office space has been constructed as multi- and single-tenanted office buildings and built-to-suits. Conceived as a high technology office park, the property has advanced fiber optic telecommunications capabilities and redundant, low-cost utilities critical to modern technology-reliant companies.

o    The Solana Mortgaged Property includes office space with a centralized hotel, recreation, education, child-care and restaurant amenities. The campus' largest complexes are Campus Circle and Village Center. Campus
     Circle, totaling approximately 1.1 million square feet, consists of eight buildings, including six office buildings, a computer data center building and a multi-purpose building housing office, dining and conference space, the central plant and support facilities. Village Center includes Village
     Retail, 7 & 9 Village Circle, the Solana Marriott Hotel and the Solana
     Club. Village Center's retail component totals 43,684 square feet. The two five-story office buildings, 7 & 9 Village Circle, are 154,263 square feet and 135,379 square feet, respectively. The Solana Club is a 38,000 square foot health, fitness and wellness center within walking distance of the
     Village Center and Campus Circle office buildings. The club is operated by
     Health Fitness Corporation and offers state-of-the-art fitness equipment, free weights, a 75-foot indoor lap pool, gymnasium, outdoor recreational pool, racquetball, squash and basketball courts, four lighted outdoor tennis courts, a dining facility, a Kid's Club and a Pro Shop.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                     SOLANA
--------------------------------------------------------------------------------

o    The seven-story Solana Marriott Hotel, opened in June 1990, has 198 rooms, two restaurants, and extensive meeting and banquet space. The property is integrated with the Village Center and its award winning design contemplated future expansion of 96 hotel rooms and additional meeting
     (3,400 square feet) and ballroom (2,050 square feet) space, which will be built in 2007 and funded by a renovation and expansion reserve totaling $21 million. Mid-week room demand currently exceeds supply (the hotel reportedly turned away 4,000 mid-week room nights in 2006) and is expected to increase further now that First American recently has taken occupancy of the majority of its 728,783 square foot headquarters. The Solana Borrower has budgeted a total of $7.0 million to renovate the existing guest rooms and spent $2 million of this amount out-of pocket in 2006. The remaining
     $5.0 million was held back at closing and will be spent in 2007 to complete the rooms renovation. The balance of the holdback at closing, approximately
     $16 million, will fund the construction of the additional 96 hotel rooms.
     During the renovation and expansion period, Robert Maguire has provided a ten-year master lease providing $3.3 million in annual rental payments to supplement the hotel's annual net cash flow ($1.38 million for the trailing
     12 months through November, 2006 and expected to exceed $1.8 million in
     2007 despite ongoing renovations). This master lease is further supported by $21.0 million in reserves.

o    The Solana Mortgaged Property is located in Westlake, Texas, part of the
     Mid-Cities submarket of the greater Dallas/Fort Worth metropolitan statistical area. Within a five-mile radius of the property, the population is 72,000 and is projected to grow to 84,540 by 2010. In 2005, the population immediately surrounding the Solana Mortgage Property increased by 31,000. The average household income for the four cities surrounding the
     Solana Mortgaged Property (Southlake, Westlake, Trophy Club and
     Colleyville) is over $142,000, as compared to $74,000 for the entire
     Dallas/Fort Worth metropolitan statistical area and 70.9% of the households earn $75,000 or more annually. One contributing factor to the desirability of this area is the high quality residential developments, which are among the most popular in the Dallas-Fort Worth area. The Kirkwood Hollow development, developed by the sponsor, is sold out, but will soon be joined by a 115-acre residential development. The 525-acre Vaquero Golf Club
     Community, featuring 350 homes, a golf course is fully built out. There are approximately 25,000 new residential lots in the process of being developed, with about 10,000 constructed in 2006. Area public schools, largely funded by taxes paid by the Solana Borrower, have won the Texas Cup as the top school system in the state in two of the past four years.

o    The Solana Borrower is required at its sole cost and expense to keep the
     Solana Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The Solana Mortgaged Property is managed by Maguire Properties-Solana
     Services, L.P., a Texas limited partnership and a borrower affiliate. The
     Maguire management team possesses substantial expertise in all aspects of real estate, marketing, leasing, acquisition, development and finance. They directly manage Mr. Maguire's personal investment portfolio and provide development, leasing and management services to the subject portfolio. The
     Maguire senior management team has an average of 22 years of experience in the commercial real estate industry.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    $35,000,0000 in mezzanine debt held outside the Trust.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                     SOLANA
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       34

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                        STRATREAL INDUSTRIAL PORTFOLIO I
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                        STRATREAL INDUSTRIAL PORTFOLIO I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                    Eurohypo
LOAN PURPOSE:                   Acquisition
ORIGINAL PRINCIPAL BALANCE:     $190,000,000
FIRST PAYMENT DATE:             February 11, 2007
TERM/AMORTIZATION:              120/0 months
INTEREST ONLY PERIOD:           120 months
MATURITY DATE:                  January 11, 2017
EXPECTED MATURITY BALANCE:      $190,000,000
BORROWING ENTITY(1):            Various
INTEREST CALCULATION:           Actual/360
CALL PROTECTION(2):             Lockout/Defeasance:
                                117 payments
                                Open: 3 payments
FUTURE MEZZANINE DEBT:          Yes
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:       Yes
   TI/LC RESERVE:               $396,605
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:       Yes
   TI/LC RESERVE(3):            $97,194
   LETTERS OF CREDIT(4):        $8,900,000
   LOCKBOX:                     Hard

----------
(1)  Industrial ACC Owner LLC; Industrial CP III Owner LLC; Industrial Logistics
     Owner LLC; Industrial MCG Owner LLC; Industrial PMT Owner LLC; Industrial
     Southpark Owner LLC; Industrial Tide Court Owner LLC; Industrial Tuggle
     Owner LLC.

(2)  During the defeasance lockout period in connection with the release of a property, the borrower may prepay up to 20% of the loan principal balance subject to payment of yield maintenance. See "Collateral Release" below.

(3)  TI/LC reserves will be approximately $0.21 per square foot per year or approximately $1,170,00 per year, capped at $3,498,984.00. The borrower has the one time option during the term of the loan to post a letter of credit in the amount of $2,000,000 in lieu of ongoing cash reserves.

(4)  The McGraw Hill Companies Inc.'s lease (McGraw--Hill property) permits the tenant to require the borrower to build an expansion space which would be included in the collateral. The borrower posted a $6.5 million letter of credit at closing as additional security, which is releasable upon (i) the completion of the expansion space, and (ii) the tenant taking physical occupancy and paying equal rent per square foot as the existing McGraw Hill space. The borrower posted a $2.4 million letter of credit to cover approximately 18 months of anticipated rent and reimbursements due from
     Advanced Marketing Services, Inc. ("AMS"), which filed for Chapter 11 bankruptcy in December 2006.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:           $190,000,000
CUT-OFF DATE LTV(1):            76.9%
MATURITY DATE LTV(1):           76.9%
UNDERWRITTEN DSCR:              1.32x
MORTGAGE RATE:                  5.596%

----------
(1)  Based on a portfolio valuation.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                  Industrial
PROPERTY SUB-TYPE:              Warehouse/Distribution
LOCATION(1):                    Various (see table)
YEAR BUILT:                     Various (see table)
NET RENTABLE SQUARE FEET:       5,564,074
CUT-OFF BALANCE PER SF:         $34
OCCUPANCY AS OF (VARIOUS)(2):   94.6% (see table)
OWNERSHIP INTEREST:             Fee
PROPERTY MANAGEMENT:            Carter & Associates LLC
UNDERWRITTEN NET CASH FLOW:     $14,211,966
APPRAISED VALUE(3):             $247,000,000

----------
(1)  The 13 buildings included in the trust are dispersed among the three metropolitan statistical areas as follows: eight in the Columbus, Ohio area
     (totaling 2,884,948 square feet, or 51.9% of portfolio NRA); four in
     Memphis, Tennessee (totaling 2,252,053 square feet, or 40.4% of portfolio
     NRA) and one in Woodland, California (totaling 427,073 square feet or 7.7%
     of portfolio NRA).

(2)  Represents percentage of total leased space.

(3)  The appraised value is based on a portfolio valuation. The sum of all individual appraised values equals $231,170,000.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                        STRATREAL INDUSTRIAL PORTFOLIO I
--------------------------------------------------------------------------------

                             FINANCIAL INFORMATION

                                                        TRAILING 12
                                         FULL YEAR        MONTHS
                                       (12/31/2005)    (10/31/2006)    UNDERWRITTEN
                                       -------------   -------------   -------------

Effective Gross Income .............    $17,904,136     $18,728,244     $19,452,710
Total Expenses .....................    $ 2,960,251     $ 3,375,937     $ 3,518,009
Net Operating Income (NOI)..........    $14,943,885     $15,352,307     $15,934,701
Cash Flow (CF) .....................    $14,943,885     $15,352,307     $14,211,966
DSCR on NOI ........................           1.39x           1.42x           1.48x
DSCR on CF .........................           1.39x           1.42x           1.32x

                              PROPERTY INFORMATION

                                      LOCATION      SQUARE   YEAR             ALLOCATED
         PROPERTY NAME              (CITY, STATE)    FEET   BUILT OCCUPANCY  LOAN AMOUNT                TOP TENANTS
-------------------------------- ---------------- --------- ----- --------- ------------ ----------------------------------------

Tuggle Road .................... Memphis, TN      1,135,453  1991   100.0%  $ 33,892,614 Ford Motor Company, Jabil Circuit, Inc.
Memphis Logistic I & II ........ Memphis, TN        716,600  1999   100.0     23,000,407 Ozburn-Hessey Logistics, LLC
PetSmart ....................... Groveport, OH      613,048  2000   100.0     21,009,263 Petsmart, Inc.
McGraw Hill .................... Ashland, OH        602,378  2001   100.0     20,582,202 The McGraw Hill Companies Inc.
Tide Court ..................... Woodland, CA       427,073  2000    95.1     18,425,348 Advanced Marketing Services(1),
                                                                                         Apria Healthcare, Inc.
South Park VIII ................ Grove City, OH     393,969  1996   100.0     15,282,913 ClientLogic Operating Corporation
South Park VII ................. Grove City, OH     393,232  1996    73.9     13,719,838 DecisionOne Corp.
Accel .......................... Lewis Center, OH   304,255  2001   100.0     12,311,682 Accel, Inc.
South Park IV .................. Grove City, OH     290,512  1996   100.0     11,171,648 Briargate Realty, Inc., State Of Ohio,
                                                                                         Rexnord Corporation
Centerpoint III ................ Memphis, TN        400,000  1995    62.6      9,504,850 Levenger Company
South Park VI .................. Grove City, OH     143,335  1995   100.0      5,630,895 Relizon(2), Crafts Americana Group, Inc.
South Park V ................... Grove City, OH     144,219  1996    79.2      5,468,339 Priority Healthcare Corporation,
                                                                                         Cummins Bridgeway, LLC
                                                  ---------         -----   ------------
TOTAL/WTD. AVG. ................                  5,564,074          94.6%  $190,000,000

----------
(1)  The borrower posted a $2.4 million letter of credit to cover approximately
     18 months of anticipated rent and reimbursements due from Advanced
     Marketing Services, Inc. ("AMS") which filed for Chapter 11 bankruptcy in
     December, 2006. AMS's lease represents 5.7% of total square footage and
     7.9% of total base rent. The letter of credit may be released if either (i)
     AMS has emerged from bankruptcy proceedings, has been paying full unabated rent for six months at the same net rental rate and for the same square footage as prior to filing a bankruptcy action, and is not in default under its lease; or (ii) a replacement tenant has leased the entire space for a term of not less than 5 years for rents at the same or better terms than
     AMS was paying. The letter of credit is also subject to reduction if a portion of AMS's space is leased to a replacement tenant.

(2)  Relizon is currently "dark". The mortgagee has considered its space
     (119,470 square feet, 2.2% of total square feet) vacant for underwriting purposes and has excluded Relizon from base rent calculations. While this tenant has been excluded from the base rent for purposes of underwriting, they do continue to pay rent pursuant to a lease which expires in 2010.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       37

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                        STRATREAL INDUSTRIAL PORTFOLIO I
--------------------------------------------------------------------------------

                              TENANT INFORMATION(1)

                                                                                                           %
                                              RATINGS         TOTAL       % OF               POTENTIAL POTENTIAL    LEASE
               TOP TENANTS               FITCH/MOODY'S/S&P  TENANT SF   TOTAL SF   RENT PSF     RENT      RENT    EXPIRATION
---------------------------------------- ----------------- ----------- ---------- --------- ---------- --------- -------------

Ford Motor Co. .........................     B/Caa1/B-         769,436      13.8%    $ 3.30 $2,539,139    15.5%    03/31/2012
Ozburn-Hessey Logistics, LLC ...........     Not Rated         716,600      12.9     $ 2.90  2,078,140    12.7    10/31/2009(3)
PetSmart, Inc. .........................      NR/NR/BB         613,048      11.0     $ 2.95  1,808,492    11.1     07/31/2010
The McGraw-Hill Companies, Inc.(2). ....      A+/A1/A-         602,378      10.8     $ 3.08  1,856,056    11.3     10/31/2016
                                                             ---------      ----            ----------    ----
TOTAL. .................................                     2,701,462      48.6%           $8,281,826    50.6%
                                                             =========      ====            ==========    ====

----------
(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  The McGraw Hill Companies Inc.'s lease (McGraw--Hill property) permits the tenant to require the borrower to build an expansion space which would be included in the collateral. The borrower posted a $6.5 million letter of credit at closing as additional security, which is releasable upon (i) the completion of the expansion space, and (ii) the tenant taking physical occupancy and paying equal rent per square foot as the existing McGraw Hill space.

(3)  Ozburn-Hessey Logistics, LLC occupies 716,600 square feet (12.9% of square feet) in two Memphis TN properties: 433,100 in Memphis Logistics I (7.8% of square feet) and 283,500 square feet in Memphis Logistics II (5.1% of of square feet) under leases expiring October 31, 2009 and October 31, 2010, respectively.

                           LEASE ROLLOVER SCHEDULE(1)

                      # OF LEASES     EXPIRING     % OF     CUMULATIVE     CUMULATIVE    BASE RENT
YEAR OF EXPIRATION     EXPIRING         SF       TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
-------------------   -----------   ----------   --------   ----------   -------------   ----------

2007 ..............       10           725,884       13.0%   1,148,629          20.6%    $2,478,053
2008 ..............        1            23,865        0.4    1,172,494          21.1%    $   78,755
2009 ..............        3           871,901       15.7    2,044,395          36.7%    $2,396,705
2010 ..............        3         1,214,347       21.8    3,258,742          58.6%    $3,936,795
2011 ..............        3           683,118       12.3    3,941,860          70.8%    $2,333,461
2012 ..............        1           769,436       13.8    4,711,296          84.7%    $2,539,139
2013 ..............        1           250,400        4.5    4,961,696          89.2%    $  738,680
2016 ..............        1           602,378       10.8    5,564,074         100.0%    $1,856,056
Vacant ............       --           422,745        7.6    5,564,074         100.0%    $        0
                         ---         ---------      -----
TOTAL .............       23         5,564,074      100.0%
                         ===         =========      =====

-------------
(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       38

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                        STRATREAL INDUSTRIAL PORTFOLIO I
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 48.6% of the total net rentable square feet, are:

o    FORD MOTOR CO. (NYSE: "F") (rated "B" by Fitch, "Caa1" by Moody's and "B-"
     by S&P) ("Ford") occupies 769,436 square feet (13.8% of square feet and
     15.5% of income) under a lease expiring March 31, 2012. Ford engages in the manufacturing and distribution of automobiles worldwide. It manufactures and sells cars and trucks, and related service parts under the Aston
     Martin, Ford, Jaguar, Land Rover, Lincoln, Mazda, Mercury, and Volvo brand names. The company also provides retail customers with after-the-sale vehicle services and products in areas, such as maintenance and light repair, heavy repair, collision, vehicle accessories, and extended service warranties. Ford markets its products through retail dealers in North
     America, and through distributors and dealers outside of North America, as well as sells its products to dealers for sale to fleet customers, including daily rental car companies, commercial fleet customers, leasing companies, and governments. Its financial services subsidiary, Ford Motor
     Credit Company, offers various automotive financing products to and through automotive dealers worldwide. Ford Motor Credit's primary financial products comprise retail and wholesale financing, and other financing, such as making loans to dealers for working capital, improvements to dealership facilities, and the acquisition and refinancing of dealership real estate.
     The company operates in approximately 200 markets across 6 continents. Ford was founded in 1903 and is based in Dearborn, Michigan. As of February 6,
     2007, Ford had a market capitalization of $15.87 billion.

o    OZBURN-HESSEY LOGISTICS, LLC (not rated) occupies 716,600 square feet
     (12.9% of square feet and 12.7% of income) in two Memphis, Tennessee properties: 433,100 square feet in Memphis Logistics I (7.8% of square feet) and 283,500 square feet in Memphis Logistics II (5.1% of square feet)
     under leases expiring October 31, 2009 and October 31, 2010. Ozburn-Hessey
     Logistics is a leading third party logistics company providing comprehensive supply chain management solutions. Founded in 1951, the company operates over 21 million square feet of warehouse space and employs nearly 4,000 individuals. Ozburn-Hessey provides complete supply chain solutions including: Customs Brokerage and Freight Forwarding, Fulfillment
     and E-Commerce Fulfillment, Real Estate, Small Parcel, Transportation and
     Transportation Management, Value Added Services, and Warehousing. The
     company is privately held and is headquartered outside of Nashville in
     Brentwood, Tennessee.

o    PETSMART, INC. (NASDAQ: "PETM") (not rated by Fitch, not rated by Moody's and "BB" by S&P) ("Petsmart") occupies 613,048 square feet (11.0% of square feet and 11.1% of income) under a lease expiring July 31, 2010. PetSmart,
     Inc. provides products, services, and solutions for the lifetime needs of pets in North America. It offers various pet services, including professional grooming, such as precision cuts, baths, toenail trimming, and tooth brushing; pet training; and boarding. The company's PetsHotels provide boarding for dogs and cats, 24-hour supervision, an on-call veterinarian, temperature controlled rooms and suites, daily specialty treats, and play time, as well as day camp for dogs. The company, through its strategic relationship with Banfield, offers veterinary care services, including routine examinations and vaccinations, dental care, a pharmacy, and routine and complex surgical procedures. PetSmart sells its products through its stores, as well as through its website, PetSmart.com. As of
     March 30, 2006, the company operated approximately 825 pet stores. The company was incorporated in 1986 and is based in Phoenix, Arizona.

o    THE MCGRAW-HILL COMPANIES, INC. (NYSE:"MHP") (rated "A+" by Fitch, rated
     "A1" by Moody's and "A-" by S&P) ("Mc-Graw Hill") occupies 602,378 square feet (10.8% of square feet and 11.3% of income) under a lease expiring
     October 31, 2016. McGraw-Hill provides information services and products to the education, financial services, and business information markets worldwide. Its McGraw-Hill Education segment operates as a global educational publisher. This segment comprises of School Education Group, which provides educational and professional development materials to pre-kindergarten to 12th grade market, as well as assessment and reporting services; and Higher Education, Professional, and International Group that provides e-books, online tutoring, customized course Web sites, subscription services, and materials to the higher education market, as well professional, reference, and trade publishing for medical, business, engineering, and other fields. The McGraw-Hill Financial Services segment, operating under the Standard & Poor's brand, provides independent credit ratings covering corporate and government entities, infrastructure projects, and structured finance transactions; data and information services offering financial information on companies, securities, indices, and funds; equity research; portfolio services developing global indices and investable products; and risk management delivering quantitative tools and analytics, and credit risk training. McGraw-Hill was founded in 1888 and is headquartered in New York City. McGraw-Hill had a market capitalization of $24.10 billion as of February 6, 2007.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       39

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                        STRATREAL INDUSTRIAL PORTFOLIO I
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The StratREAL Industrial Portfolio I Mortgage Loan is a $190 million, ten-year loan secured by a first mortgage on 13 industrial buildings located in Columbus, Ohio, Memphis, Tennessee, and Woodland, California.
     The StratREAL Industrial Portfolio I Mortgage Loan is interest-only for the entire loan term, matures on January 11, 2017 and accrues interest at an annual rate of 5.596%.

THE BORROWER:

o    The StratREAL Industrial Portfolio I Borrower is comprised of 8 bankruptcy-remote single purpose entities. Each borrower is a pass-through vehicle, that in turn rents the property via a master lease to another newly-formed bankruptcy-remote single purpose entity (a "Master Lessee") in order to accommodate restrictions under Islamic law with respect to investors in the Master Lessee that are prohibited from paying interest.
     Each Master Lessee pays rent that is equal to the debt service to the related borrower, which the related borrower passes through to the mortgagee. Each master lease is expressly subordinate to the loan documents pursuant to its terms and the terms of a subordination agreement.

o    The sponsor is a high net worth individual represented by Strategic Realty
     Advisors Limited ("StratREAL"), a real estate investment advisor. The loan has been structured to be Shariah-compliant as the ultimate investors adhere to Shariah Law.

THE PROPERTIES:

o    The StratREAL Industrial Portfolio I Mortgaged Properties consist of the fee simple interests in 13 Class "A" industrial warehouse/distribution buildings containing a total of 5,564,074 square feet dispersed among the three metropolitan statistical areas as follows: eight in Columbus, Ohio
     (totaling 2,884,948 square feet, or 51.9% of portfolio square feet); four in Memphis, Tennessee (totaling 2,252,053 square feet, or 40.4% of portfolio square feet) and one in Woodland, California (totaling 427,073 square feet or 7.7% of portfolio square feet). There are seven different zip codes represented.

o    The StratREAL Industrial Portfolio I Mortgaged Properties were built between 1991 and 2001 with an average year built of 1997. No single tenant represents more than 13.8% of portfolio square feet or 24.1% of portfolio base rent rolls in any year during the loan term. The StratREAL Industrial
     Portfolio I is 94.6% occupied by 22 tenants. Three tenants, The McGraw Hill
     Companies Inc., State of Ohio, and Jabil Circuit, Inc., maintain investment grade credit ratings and represent 19.1% of portfolio square feet.

o    The StratREAL Industrial Portfolio I Borrower is generally required at its sole cost and expense to keep the StratREAL Industrial Portfolio I
     Mortgaged Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The StratREAL Industrial Portfolio I Mortgaged Properties are managed by
     Carter USA, which is not affiliated with the borrower. Carter USA is a full-service commercial real estate company. Carter USA currently oversees more than 20 million square feet of space.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The StratREAL Industrial Portfolio I Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including without limitation: (a) the mezzanine lender must enter into an intercreditor agreement with the mortgagee satisfactory to the mortgagee and rating agencies; (b) the amount of the mezzanine financing is no greater than the lesser of (i) $50,000,000; (ii) an amount such that the loan-to-value ratio (including such mezzanine financing) will not exceed 90% of the then appraised value of the properties; and (iii) an amount such that the properties will at all times achieve a minimum debt service coverage ratio (including such mezzanine financing) of 1.10x (as determined by the mortgagee based on the constant payments that would be derived from the actual interest rate and assuming a 30-year amortization schedule); and (c) the mortgagee has received written confirmation from each of the rating agencies that the ratings of the certificates will not be qualified, downgraded or withdrawn as a result of the incurrence of such debt.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       40

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                        STRATREAL INDUSTRIAL PORTFOLIO I
--------------------------------------------------------------------------------

COLLATERAL RELEASE:

o    The StratREAL Industrial Portfolio I Mortgage Loan permits the release of one or more properties: (a) prior to the expiration of the defeasance lockout period through partial prepayment, subject to certain conditions, including (i) the allocated loan amounts for the individual properties being released and the individual properties released to date in the aggregate do not exceed 20% of the original principal amount of the loan, and (ii) the borrower is required to pay an amount equal to 100% of the aggregate of the allocated loan amounts for the individual properties to be released together with the payment of the applicable yield maintenance premium; and (b) after the expiration of the defeasance lockout period through partial defeasance, subject to certain conditions, including (i) if the allocated loan amounts for the individual properties being released and the individual properties released to date in the aggregate do not exceed
     30% of the original principal amount of the loan, the borrower is required to pay 100% of the aggregate of the allocated loan amounts to be released,
     (ii) if the allocated loan amounts for the individual properties being released and the individual properties released to date in the aggregate do not exceed 45% of the original principal amount of the loan, the borrower is required to pay 110% of the aggregate of the allocated loan amounts to be released, and (iii) if the allocated loan amounts for the individual properties being released and the individual properties released to date in the aggregate are equal to 45% or greater of the original principal amount of the loan, the borrower is required to pay 125% of the aggregate of the allocated loan amounts to be released.

o    Any partial release or partial defeasance is further subject to (i)(x) in the case of a partial prepayment, after giving effect to such release, the debt service coverage ratio for the remaining properties is at least equal to the greater of (I) the debt service coverage ratio as of the origination date, and (II) the debt service coverage ratio for the remaining properties
     (including the individual property to be released) for the 12 months prior to the release and (y) in the case of a partial defeasance, after giving effect to such release, the debt service coverage ratio for the remaining properties is at least equal to the greater of (I) the debt service coverage ratio for the 12 full calendar months immediately preceding the origination date and (II) the debt service coverage ratio for the remaining properties (including the individual property to be released and taking into account the debt evidenced by the related defeased note) for the 12 months preceding the release and; (ii)(x) in the case of a partial prepayment, after giving effect to such release, the loan-to-value ratio for the remaining properties (calculated using the allocated loan amounts for the properties then remaining) must be no greater than the lesser of
     (I) the loan-to-value ratio immediately preceding the origination date and
     (II) 78% and (y) in the case of a partial defeasance, after giving effect to such release, the loan-to-value ratio for the remaining properties
     (calculated using the allocated loan amounts for the properties then remaining) must be no greater than the lesser of (i) the loan-to-value ratio immediately preceding the origination date and (ii) the loan-to-value ratio for the remaining properties immediately preceding the release of the individual property; and (iii) the mortgagee has received written confirmation from each of the rating agencies that the ratings of the certificates will not be qualified, downgraded or withdrawn as a result of such release.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                        STRATREAL INDUSTRIAL PORTFOLIO I
--------------------------------------------------------------------------------

                                 [MAPS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                       INLAND -- BRADLEY CROSSED PORTFOLIO
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                      INLAND -- BRADLEY CROSSED PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                      Bank of America
LOAN PURPOSE:                     Acquisition
ORIGINAL PRINCIPAL BALANCE:       $184,806,114
FIRST PAYMENT DATE -- POOL A:     February 1, 2007
FIRST PAYMENT DATE -- POOL B:     March 1, 2007
TERM/AMORTIZATION -- POOL A:      120/0 months
TERM/AMORTIZATION -- POOL B:      119/0 months
INTEREST ONLY PERIOD -- POOL A:   120 months
INTEREST ONLY PERIOD -- POOL B:   119 months
MATURITY DATE:                    January 1, 2017
EXPECTED MATURITY BALANCE:        $184,806,114
BORROWING ENTITY:                 MB BP Portfolio, L.L.C.;
                                  MB Texas BP Portfolio
                                  Limited Partnership;
                                  MB Maryland BP Portfolio
                                  Acquisitions, L.L.C.; MB
                                  Pennsylvania BP Portfolio
                                  DST
INTEREST CALCULATION:             30/360
CALL PROTECTION POOL A:           Lockout: 23 payments
                                  GRTR 1% PPMT or Yield
                                  Maintenance: 2 payments
                                  GRTR 1% PPMT or Yield
                                  Maintenance or
                                  Defeasance: 92 payments
                                  Open: 3 payments
CALL PROTECTION POOL B:           Lockout: 23 payments
                                  GRTR 1% PPMT or Yield
                                  Maintenance: 1 payment
                                  GRTR 1% PPMT or Yield
                                  Maintenance or
                                  Defeasance: 92 payments
                                  Open: 3 payments

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:             $184,806,114
SHADOW RATING (FITCH/MOODY'S):    A/Baa3
CUT-OFF DATE LTV:                 54.4%
MATURITY DATE LTV:                54.4%
UNDERWRITTEN DSCR:                2.10x
CROSSED PORTFOLIO MORTGAGE
   RATE(1):                       5.929%
POOL A MORTGAGE RATE(1):          5.948%
POOL B MORTGAGE RATE(2):          5.905%

----------
(1)  The Pool A Mortgage Rate has five separate mortgage rate "steps" over the course of the loan term. The initial mortgage rate has been used for this calculation (and all other calculations relating to this Mortgage Loan).

(2)  Mortgage rate rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                    Various (see table)
PROPERTY SUB-TYPE:                Various (see table)
LOCATION:                         Various (see table)
YEAR BUILT/RENOVATED:             Various (see table)
NET RENTABLE SQUARE FEET:         4,425,049
CUT-OFF BALANCE PER SF:           $42
LEASED AS OF 02/01/2007:          100.0%
OWNERSHIP INTEREST:               Fee/Leasehold
PROPERTY MANAGEMENT:              Various
UNDERWRITTEN NET CASH FLOW:       $23,042,764
APPRAISED VALUE:                  $339,440,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                      INLAND -- BRADLEY CROSSED PORTFOLIO
--------------------------------------------------------------------------------

                    FINANCIAL INFORMATION -- CROSSED ROLL UP

                                 UNDERWRITTEN
                                 ------------
Effective Gross Income .......   $25,328,926
Total Expenses ...............   $   253,289
Net Operating Income (NOI) ...   $25,075,637
Cash Flow (CF) ...............   $23,042,764
DSCR on NOI ..................          2.29x
DSCR on CF ...................          2.10x

                    TENANT INFORMATION (1) -- CROSSED ROLL UP

                                                            TOTAL      % OF                            %
                                           RATINGS          TENANT    TOTAL    RENT    POTENTIAL   POTENTIAL      LEASE
TOP TENANTS                           FITCH/MOODY'S/S&P       SF        SF     PSF        RENT        RENT     EXPIRATION
-----------------------------------   -----------------   ---------   -----   -----   ----------   ---------   ----------

Pearson Education, Inc. ...........     BBB+/Baa1/BBB+    1,091,435    24.7%  $3.20   $3,492,265      13.6%    10/31/2016
Deluxe Video Services, Inc.(2) ....       NR/NR/BB-         712,000    16.1   $5.03    3,581,360      13.9     12/31/2021
Dopaco, Inc........................      NR/Ba3/BB         309,900     7.0   $3.54    1,097,976       4.3     12/31/2015
Electronic Data Systems Corp.(3) ..     BBB-/Ba1/BBB-       240,426     5.4   $6.88    1,654,813       6.4     08/31/2008
                                                          ---------    ----           ----------      ----
TOTAL .............................                       2,353,761    53.2%          $9,826,414      38.2%

----------
(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Deluxe Video Services Inc.'s space is currently vacant, however, the tenant continues to pay rent pursuant to the terms of the lease.

(3)  Electronic Data Systems Corp. has two separate leases with different lease expiration dates. 113,526 square feet expire on August 31, 2008 with the remaining 126,900 expiring December 31, 2009. The 113,526 square feet at
     EDS(1) is currently vacant, however, the tenant continues to pay rent pursuant to the terms of the lease.

                  LEASE ROLLOVER SCHEDULE(1) -- CROSSED ROLL UP

                     # OF LEASES    EXPIRING   % OF TOTAL   CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION     EXPIRING        SF          SF        TOTAL SF     OF TOTAL SF    EXPIRING
------------------   -----------   ---------   ----------   ----------   ------------   ----------

2007 .............        2           30,000        0.7%        30,000         0.7%     $  270,000
2008 .............        1          113,526        2.6        143,526         3.2%     $1,211,932
2009 .............        3          220,934        5.0        364,460         8.2%     $2,055,263
2010 .............        3          226,555        5.1        591,015        13.4%     $3,175,327
2012 .............        3          220,825        5.0        811,840        18.3%     $1,428,478
2014 .............        2          201,818        4.6      1,013,658        22.9%     $  976,602
2015 .............        2          351,900        8.0      1,365,558        30.9%     $1,530,671
2016 .............        2        1,101,435       24.9      2,466,993        55.8%     $3,589,765
2017 .............        1          202,000        4.6      2,668,993        60.3%     $1,418,248
2018 .............        1           43,450        1.0      2,712,443        61.3%     $  194,222
2021 .............        3          971,000       21.9      3,683,443        83.2%     $6,029,701
2022 .............        4          688,616       15.6      4,372,059        98.8%     $3,072,860
2023 .............        1           52,990        1.2      4,425,049       100.0%     $  761,578
                        ---        ---------      -----
TOTAL ............       28        4,425,049      100.0%

----------
(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       45

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                       INLAND -- BRADLEY CROSSED PORTFOLIO
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

                                                                            NET
                                                        YEAR BUILT/YEAR   RENTABLE    APPRAISED      FEE/
PROPERTY NAME                POOL    LOCATION              RENOVATED        AREA        VALUE     LEASEHOLD         TENANTS
---------------------------  ------  -----------------  ---------------  ---------  ------------  ---------  --------------------

Millennium Inorganic                                                                                         Millennium Inorganic
   Chemicals Building        Pool A  Glen Burnie, MD       1984/1998       120,000  $ 26,100,000     Fee     Chemicals, Inc.
Hartford Fire                                                                                                Hartford Fire
   Insurance Co              Pool A  Santee, CA             2003/NAP        77,000    16,750,000  Leasehold  Insurance Company
OCE-USA Inc                  Pool A  Itasca, IL            1975/2001       202,000    20,100,000     Fee     OCE-USA, Inc.
Kelsey-Seybold Office                                                                                        Kelsey Seybold
   Building                  Pool A  Houston, TX            1993/NAP       119,527    16,100,000     Fee     Clinic
                                                                                                             Electronic Data
EDS (1)                      Pool A  Greensboro, NC         1988/NAP       113,526    12,100,000     Fee     Systems Corp.
Dopaco, Inc.                 Pool A  St. Charles, IL       1970/1990       309,900    14,600,000     Fee     Dopaco, Inc
Pur-Flo MCP                  Pool A  Kenosha, WI            1997/NAP       175,052    13,500,000     Fee     Pur-FLO MCP, Inc.
AMK Holdings (1)             Pool A  Hartland, WI           2000/NAP       134,210    11,400,000     Fee     AMK Holdings Ltd.
                                                                                                             Eastwynn Theaters,
Eastwynn Theaters            Pool A  Athens, GA             1999/NAP        52,990    10,800,000     Fee     Inc.
FMC Corp                     Pool A  Mechanicsburg, PA      1996/NAP       178,600     8,000,000     Fee     FMC Corp
Metals USA                   Pool A  Horicon, WI            1995/NAP       139,000     7,800,000     Fee     Metals USA, Inc.
                                                                                                             BRK Brands First
BRK Brands First Alert       Pool A  Aurora, IL             1995/NAP        60,028     8,300,000     Fee     Alert; Powermate
                                                                                                             Electronic Data
EDS (2)                      Pool A  Clarion, IA            1997/NAP       126,900     5,250,000     Fee     Systems Corp.
                                     Glendale
TSA Stores                   Pool A  Heights, IL            1993/NAP        42,000     6,000,000     Fee     TSA Stores, Inc.
                                                                                                             Caleb Brett USA,
Caleb Brett Lab Facility     Pool A  Deer Park, TX          1999/NAP        23,218     6,000,000     Fee     Inc.
AMK Holdings (2)             Pool A  Waukesha, WI          1967/1991        43,450     2,500,000     Fee     AMK Holdings Ltd.
Ulta 3 Cosmetics Savings             Glendale                                                                ULTA Cosmetics &
   Store                     Pool A  Heights, IL            1987/NAP         8,820     1,930,000     Fee     Salon
Hollywood Entertainment              Virginia Beach,                                                         Hollywood
   Corp                      Pool A  VA                     1997/NAP         7,488     1,900,000     Fee     Entertainment Corp.
                                     Glendale
Discovery Clothing           Pool A  Heights, IL            1987/NAP        10,000     1,860,000     Fee     Cardinal Fitness
                                                                                                             Pearson Education,
Mount Zion Industrial        Pool B  Lebanon, IN            1997/NAP     1,091,435    49,300,000     Fee     Inc.
                                     North Little                                                            Deluxe Video
Deluxe Video Service         Pool B  Rock, AR               1995/NAP       712,000    45,650,000     Fee     Services, Inc.
                                                                                                             Proquest Business
Proquest Business Solutions  Pool B  Richfield, OH          1997/NAP        85,214    17,100,000     Fee     Solutions, Inc.
Lamons Manufacturing                                                                                         Lamons Metal
   Facility                  Pool B  Houston, TX            1999/NAP       223,599    14,000,000     Fee     Gasket Company
                                                                                                             Trimas Fasteners
Entegra Fasteners            Pool B  Wood Dale, IL          1988/NAP       137,607    10,400,000     Fee     Corp.
                                                                                                             Cequent Trailer
Fulton Performance Products  Pool B  Mosinee, WI            1992/NAP       193,200     9,200,000     Fee     Products, Inc.
                                                                                                             OfficeMax Contract,
OfficeMax Contract Inc       Pool B  Ottawa, IL             1992/NAP        38,285     2,800,000     Fee     Inc.
                                                                         ---------  ------------
TOTAL                                                                    4,425,049  $339,440,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                      INLAND -- BRADLEY CROSSED PORTFOLIO
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 53.2% of the total net rentable square feet, are:

o    PEARSON EDUCATION, INC. ("Pearson Plc", NYSE: "PSO") (rated "BBB+" by
     Fitch, "Baa1" by Moody's and "BBB+" by S&P) leases 1,091,435 square feet of industrial space (24.7% of square feet, 13.6% of income) located in
     Lebanon, Indiana under a 20-year lease expiring on October 31, 2016. The current rental rate per square foot of $3.20 increases to $3.36 on January
     1, 2008, $3.55 on November 1, 2011 and $3.72 on January 1, 2013. There is
     one five-year option to renew the lease with the rental rate per square foot determined at 95% of the then fair market rent. Pearson Education is a global leader in educational publishing, providing scientifically research-based print and digital programs to help students learn at their own pace, in their own way. Pearson Education, Inc. offers a comprehensive range of educational programs, in all subjects, for every age and level of student and on into professional life. Brand names include Pearson Prentice
     Hall, Pearson Longman, Pearson Scott Foresman, Pearson Learning Group,
     Pearson Digital Learning, Pearson Educational Measurement, Pearson AGS
     Globe, Pearson Achievement Solutions and Pearson Addison-Wesley. Pearson
     Education, Inc. is part of Pearson Plc, an international media company. In addition to Pearson Education, Pearson Plc's operations include the
     Financial Times Group and the Penguin Group. Pearson Plc is headquartered in London and employs approximately 32,200 people. As of the fiscal year ended December 31, 2005, Pearson Plc reported revenue of approximately $7.0 billion, net income of $707.2 million and stockholder equity of $6.6 billion.

o    DELUXE VIDEO SERVICES, INC. ("The Rank Group Plc", Other OTC: "RANKF.PK")
     (not rated by Fitch, not rated by Moody's and "BB-" by S&P) leases 712,000 square feet of industrial space (16.1% of square feet, 13.9% of income)
     located in North Little Rock, Arkansas under a 20-year lease expiring on
     December 31, 2021. Deluxe Video Services Inc.'s space is currently vacant, however, the tenant continues to pay rent pursuant to the terms of the lease. The current rental rate per square foot of $5.03 increases annually by approximately 2.0%. There are two ten-year options to renew the lease with the rental rate per square foot increasing annually by approximately
     0.75%. Deluxe Video Services engages in VHS duplication, CD/DVD replication and distribution of video services. The lease is guaranteed by The Rank
     Group Plc, a leading European gaming business based in the United Kingdom and listed on the London Stock Exchange ("RNK"). The Rank Group Plc's
     principal activities are the operation of bingo clubs and casinos in the
     United Kingdom with complementary on-line gaming and bookmaking services.
     Businesses include Mecca Bingo, Top Rank Espana, Grosvenor Casinos and Blue
     Square. The Rank Group Plc employs approximately 16,000 people in 150 gaming operations. As of the fiscal year ended December 31, 2005, The Rank
     Group Plc reported revenue of approximately EUR $810.3 million, net income of EUR $49.0 million and stockholder equity of EUR $168.1 million.

o    DOPACO, INC. ("Cascades, Inc.") (not rated by Fitch, "Ba3" by Moody's and
     "BB" by S&P) leases 309,900 square feet of industrial space (7.0% of square feet, 4.3% of income) located in St. Charles, Illinois under a 12-year lease expiring on December 31, 2015. The current rental rate per square foot of $3.54 increases to $3.91 on January 1, 2009 and $4.32 on January 1,
     2014. There is one five-year option to renew the lease with the rental rate per square foot increasing to $4.49 during the first lease renewal year, then annually thereafter by approximately 2.0%. Dopaco, Inc. provides food service packaging products to clients worldwide. Products include folding cartons for meals, nested cartons for French fries, trays for hot dogs/subs, clamshells for pizza slices, cups and lids for both hot and cold drinks, and paper plates and bowls. Clients include McDonald's, Burger King and Hardee's. Dopaco, Inc. is owned by Cascades, Inc. Cascades, Inc.
     employs approximately 15,600 people in 140 locations. As of the fiscal year ended December 31, 2005, Cascades, Inc. reported revenue of approximately
     CAN $3.5 billion, net income of CAN $251.0 million and stockholder equity of CAN $897.0 million.

o    ELECTRONIC DATA SYSTEMS CORP. (NYSE: "EDS") (rated "BBB-" by Fitch, "Ba1"
     by Moody's and "BBB-" by S&P) leases a total of 240,426 square feet (5.4%
     of square feet, 6.4% of income) under two leases, of which one for 126,900 square feet of industrial space located in Clarion, Iowa is a 12-year lease expiring on December 31, 2009 and one for 113,526 square feet of office space located in Greensboro, North Carolina is a five-year lease renewal expiring on August 31, 2008. The 113,526 square feet is currently vacant, however, the tenant continues to pay rent pursuant to the terms of the lease. The current rental rate per square foot of $3.49 for the industrial space increases to $3.59 on January 1, 2008 and $3.69 on January 1, 2009.
     There are two five-year options to renew the lease with the rental rate per square foot increasing by the greater of 50% of the CPI increase or 3%. The rental rate per square foot of $10.68 for the office space is constant during the remaining lease renewal period. There are three five-year options remaining to renew the lease for the office space with the rental rate per square foot increasing by CPI. Electronic Data Systems Corp.
     provides information technology and business process outsourcing services worldwide. Electronic Data Systems Corp. offers infrastructure services, such as hosting, workplace, storage, security and privacy and communications services, applications services that helps organizations plan, develop, integrate, and manage custom applications, packaged software, and services, such as applications development services, application management services, integrated applications services, industry-specific application solutions and business process outsourcing services. Electronic Data Systems Corp. serves manufacturing, financial services, healthcare, communications, energy, transportation, and consumer and retail industries, as well as the governments. Electronic Data Systems
     Corp. employs approximately 117,000 people. As of the fiscal year ended
     December 31, 2005, Electronic Data Systems Corp. reported revenue of approximately $19.8 billion, net income of $150.0 million and stockholder equity of $7.5 billion.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                       INLAND -- BRADLEY CROSSED PORTFOLIO
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    Inland-Bradley Crossed Portfolio consists of two cross-collateralized, cross-defaulted mortgage loans totaling $184.8 million. Each of the mortgage loans representing the Inland-Bradley Crossed Portfolio is a ten-year loan, is interest-only for its entire loan term and matures on
     January 1, 2017. The mortgage loans representing the Inland-Bradley Crossed
     Portfolio are secured by first mortgages on 26 mixed-use, single tenant
     (except, in the case of one such property, that has two tenants) net leased properties. The Inland-Bradley Portfolio Pool A Mortgage Loan of $104.8
     million accrues interest at an annual rate of 5.948%. The Inland-Bradley
     Portfolio Pool B Mortgage Loan of $80.0 million accrues interest at an annual rate, rounded to three decimal places, of 5.905%. The Inland-Bradley
     Crossed Portfolio accrues interest at an annual rate, rounded to three decimal places, of 5.929%.

THE BORROWER:

o    The Inland-Bradley Portfolio Pool A Borrowers are MB BP Portfolio, L.L.C.,
     a Delaware limited liability company, MB Texas BP Portfolio Limited
     Partnership, an Illinois limited partnership, MB Maryland BP Portfolio
     Acquisitions, L.L.C., a Delaware limited liability company, MB Pennsylvania
     BP Portfolio DST, a Delaware statutory trust, and MB Maryland BP Portfolio,
     L.L.C., a Delaware limited liability company, as Guarantor, all of which are single purpose bankruptcy remote entities with at least one independent director for which the Inland-Bradley Portfolio Pool A Borrowers' legal counsel has delivered a non-consolidation opinion, individually and collectively, jointly and severally, the Inland-Bradley Portfolio Pool A
     Borrower. Equity ownership of all borrowers is eventually held 100% by
     Minto Builders (Florida), Inc., a Florida corporation, as the borrower principal.

o    The Inland-Bradley Portfolio Pool B Borrowers are MB BP Portfolio, L.L.C.,
     a Delaware limited liability company, and MB Texas BP Portfolio Limited
     Partnership, an Illinois limited partnership, both of which are single purpose bankruptcy remote entities with at least one independent director for which the Inland-Bradley Portfolio Pool B Borrowers' legal counsel has delivered a non-consolidation opinion, individually and collectively, jointly and severally, the Inland-Bradley Portfolio Pool B Borrower. Equity
     ownership of both borrowers is eventually held 100% by Minto Builders
     (Florida), Inc., a Florida corporation, as the borrower principal.

o    Minto Builders (Florida), Inc. acquires and manages a portfolio of office, industrial and retail properties. During 2005, Minto Builders (Florida),
     Inc. invested approximately $753.0 million to acquire five office properties, one industrial distribution building and 31 retail centers containing a total of approximately 3.8 million square feet. As of the fiscal year ended December 31, 2005, Minto Builders (Florida), Inc.
     reported stockholder equity of approximately $562.4 million.

o    The Inland Real Estate Group of Companies is comprised of independent real estate investment and financial companies doing business nationwide. With
     35 years of experience specializing in investment, property management, commercial real estate brokerage, land development, acquisition and mortgage lending, the Inland Real Estate Group of Companies is one of the
     nation's largest privately held real estate companies. Inland is a self-administered real estate investment trust based in Oak Brook
     (Chicago), Illinois. Inland Real Estate Group of Companies owns, acquires and manages mostly neighborhood and community retail centers. Inland is the fifth largest shopping center owner and property management company in the
     United States. The Inland Real Estate Group of Companies retail portfolio consists of approximately 130 million square feet located in 41 states.
     Inland Real Estate Group of Companies employs approximately 1,000 people.
     As of January 23, 2007, Inland Real Estate Group of Companies owns approximately 98.0% of MB REIT, a joint venture between Minto Builders
     (Florida), Inc. and Inland Real Estate Group of Companies. As of January 1,
     2007, the joint venture between Minto Builders (Florida), Inc. and Inland
     Real Estate Group of Companies had closed on the acquisition of 78 properties, including 52 retail, 12 office, 13 industrial and one multifamily property for a total of 12.1 million square feet.

THE PROPERTY:

o    The Inland-Bradley Crossed Portfolio Mortgaged Properties consist of a portfolio of 26 mixed-use, net leased properties, of which five are office buildings containing a total of 455,295 square feet (10.3%), 16 are industrial buildings containing a total of 3,848,456 square feet (87.0%)
     and five are retail buildings containing a total of 121,298 square feet
     (2.7%). The 26 properties are located in 23 cities and 13 states, contain a total of 4,425,049 square feet and are situated on a total of 398.19 acres.
     One property (Santee, CA, 8.23 acres) is located on a ground lease. The largest concentrations by state are Indiana with one property of 1,091,435 square feet (24.7%), Illinois with eight properties totaling 808,640 square feet (18.3%), Arkansas with one property of 712,000 square feet (16.1%) and
     Wisconsin with five properties totaling 684,912 square feet (15.5%). The
     Inland-Bradley Crossed Portfolio Mortgaged Properties were built from 1967 to 2003. Tenants in the portfolio include Hartford Insurance, Carmike
     Cinemas, Electronic Data Systems Corp. (two locations), Sunbeam, Ford Motor
     Credit, ITT, OfficeMax, Deluxe Video Services, Inc. and Pearson Education,
     Inc., among others.

o    The Inland-Bradley Crossed Portfolio Borrowers are generally required at their sole cost and expense to keep the Inland-Bradley Portfolio Pool A and
     Pool B Mortgaged Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                       INLAND -- BRADLEY CROSSED PORTFOLIO
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT:

o    Inland American Management, LLC (Office, Industrial and Retail divisions, collectively Inland) manages the Inland-Bradley Crossed Portfolio Mortgage
     Properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

COLLATERAL RELEASE:

o    At any time after the expiration of the related lockout period (December 1,
     2008 for the Inland-Bradley Portfolio Pool A Mortgage Loan and January 1,
     2009 for the Inland-Bradley Portfolio Pool B Mortgage Loan) and in
     connection with a partial prepayment of the Inland-Bradley Portfolio Loan in connection with a sale of some or all of the portions of the
     Inland-Bradley Portfolio Mortgaged Property (each, an "Individual
     Property") to an unaffiliated third party, the Inland-Bradley Portfolio
     Borrower may obtain the release of such Individual Property or Individual
     Properties, subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default exists; (ii) payment of 110% of the "Allocated Amount" (as defined in the related loan agreement) related to such Individual Property or Individual Properties to be released; (iii)
     payment of the related "Prepayment Premium" (as defined in the related loan agreement); and (iv) the debt service coverage ratio after giving effect to the release must be not less than (a) the debt service coverage ratio immediately preceding the release of such portion of the Inland-Bradley
     Portfolio Mortgaged Property and (b) the debt service coverage ratio that existed on the closing date of the related Mortgage Loan (provided, however, if the debt service coverage ratio tests are not met through the payment of 110% of the Allocated Amount, then payment of a percentage in excess of 110% of the Allocated Amount for such Individual Property will also satisfy such debt service coverage ratio requirement).

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                       INLAND -- BRADLEY CROSSED PORTFOLIO
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                              HIRSCHFELD PORTFOLIO
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                              HIRSCHFELD PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                     Bank of America
LOAN PURPOSE:                    Acquisition
ORIGINAL PRINCIPAL BALANCE:      $167,000,000
FIRST PAYMENT DATE:              February 1, 2007
TERM/AMORTIZATION:               72/0 months
INTEREST ONLY PERIOD:            72 months
MATURITY DATE:                   January 1, 2013
EXPECTED MATURITY BALANCE:       $167,000,000
BORROWING ENTITY:                Magazine Portfolio Holdings, L.L.C.
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Lockout/Defeasance: 63 payments
                                 Open: 9 payments
FUTURE MEZZANINE DEBT:           Yes
UP-FRONT RESERVES:
   TAX RESERVE:                  Yes
   IMMEDIATE REPAIR              $8,905,519
      RESERVE:
ONGOING MONTHLY RESERVES:
   TAX RESERVE:                  Yes

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $167,000,000
CUT-OFF DATE LTV:                78.4%
MATURITY DATE LTV:               78.4%
UNDERWRITTEN DSCR:               1.25x
MORTGAGE RATE:                   5.699%

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Multifamily
PROPERTY SUB-TYPE:               Garden
LOCATION:                        Various (see table)
YEAR BUILT/RENOVATED:            Various (see table)
UNITS:                           1,841
CUT-OFF BALANCE PER UNIT:        $90,712
OCCUPANCY AS OF 11/12/2006(1):   86.8% (see table)
OWNERSHIP INTEREST:              Fee
PROPERTY MANAGEMENT:             Hirschfeld Management, Inc.
UNDERWRITTEN NET CASH FLOW:      $12,076,453
APPRAISED VALUE:                 $213,000,000

----------
(1)  Rent Rolls range from November 12, 2006 to November 15, 2006.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

                                                       YEAR                                                   NET
                                                    BUILT/YEAR                     OCCUPANCY                RENTABLE     APPRAISED
PROPERTY NAME                        LOCATION        RENOVATED   OCCUPANCY %          DATE         UNITS      AREA         VALUE
-------------                    ----------------   ----------   -----------   -----------------   -----   ---------   ------------

Eagles Walk at White Marsh ...   Rosedale, MD        1973/2006      81.9%      November 12, 2006     692     532,264   $ 73,700,000
Steeplechase .................   Cockeysville, MD    1970/2003      89.4%      November 14, 2006     540     502,878     64,700,000
Tall Oaks ....................   Laurel, MD          1966/1992      88.7%      November 15, 2006     352     368,224     54,400,000
Ridge View ...................   Rosedale, MD        1973/1992      91.8%      November 15, 2006     257     217,849     20,200,000
                                                                    ----                           -----   ---------   ------------
TOTAL/WTD. AVG ...............                                      86.8%                          1,841   1,621,215   $213,000,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       52

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                              HIRSCHFELD PORTFOLIO
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                                                TRAILING 12
                                   FULL YEAR      FULL YEAR       MONTHS
                                 (12/31/2004)   (12/31/2005)   (08/31/2006)   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

Effective Gross Income .......    $15,570,511    $16,254,135    $15,864,278    $19,879,396
Total Expenses ...............    $ 5,742,693    $ 6,719,919    $ 7,394,357    $ 7,342,693
Net Operating Income (NOI) ...    $ 9,827,818    $ 9,534,216    $ 8,469,921    $12,536,703
Cash Flow (CF) ...............    $ 9,827,818    $ 9,534,216    $ 8,469,921    $12,076,453
DSCR on NOI ..................           1.02x          0.99x          0.88x          1.30x
DSCR on CF ...................           1.02x          0.99x          0.88x          1.25x

              OPERATIONAL STATISTICS -- EAGLES WALK AT WHITE MARSH

                                 1 BEDROOM   2 BEDROOM
                                 ---------   ---------
Number of Units ..............       342         350
Average Rent .................      $743        $862
Average Unit Size (SF) .......       683         853

                     OPERATIONAL STATISTICS -- STEEPLECHASE

                                 1 BEDROOM   2 BEDROOM
                                 ---------   ---------
Number of Units ..............       269          271
Average Rent .................      $885       $  999
Average Unit Size (SF) .......       805        1,057

                       OPERATIONAL STATISTICS -- TALL OAKS

                                 1 BEDROOM   2 BEDROOM   3 BEDROOM
                                 ---------   ---------   ---------
Number of Units ..............       117          166          69
Average Rent .................      $885       $1,097      $1,371
Average Unit Size (SF) .......       844        1,110       1,234

                      OPERATIONAL STATISTICS -- RIDGE VIEW

                                 1 BEDROOM   2 BEDROOM
                                 ---------   ---------
Number of Units ..............       128         129
Average Rent .................      $702        $808
Average Unit Size (SF) .......       724         970

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                              HIRSCHFELD PORTFOLIO
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    Hirschfeld Portfolio Mortgage Loan is a $167.0 million, six-year fixed rate loan secured by a first mortgage on four multifamily complexes located in the Baltimore/Washington, D.C. area. Hirschfeld Portfolio Mortgage Loan is interest only for the entire loan term, matures on January 1, 2013 and accrues interest at an annual rate of 5.699%.

THE BORROWER:

o    The Hirschfeld Portfolio Borrower is Magazine Portfolio Holdings, L.L.C., a
     Delaware limited liability company, is a single purpose, bankruptcy remote entity with at least two independent directors. Equity ownership, through various different levels of ownership, is held by Star/Hirsch Portfolio
     L.L.C., a Delaware limited liability company, with ultimate ownership held by Starwood Capital Group, LLC (95.0%) and Hirschfeld Properties (5.0%).

o    Starwood Capital Group Global, LLC is a real estate investment company specializing in commercial and residential land development, multifamily units, hotels, offices, retail locations, mixed use and industrial facilities, health clubs, golf courses and mezzanine debt. Based in
     Greenwich, Connecticut, Starwood has completed over 300 transactions representing assets in excess of $15.9 billion. Public companies created by
     Starwood Capital Group Global, LLC have gone on to acquire an additional
     $20 billion in assets. Starwood Capital Group, LLC is controlled by
     Starwood Capital Group, LLC, which has investments in more than 22 million square feet of office and retail space, 950 hotels, 1,450 senior housing units, 3.3 million square feet of industrial space, 20,000 acres of residential land, and 260 golf courses. Starwood Capital Group, LLC has investments in the United States, Europe, Japan and Thailand. Subsidiary
     Starwood Energy Group Global invests in energy infrastructure.

THE PROPERTIES:

o    The Hirschfeld Portfolio Mortgaged Properties consist of a fee simple interest in four multifamily complexes consisting of 87 three-story buildings containing 1,621,215 net rentable square feet and are situated on
     107.76 acres located in the Baltimore/Washington, D.C. area. The portfolio unit mix consists of 856 one bedroom units, 916 two bedroom units and 69 three bedroom units.

     Eagles Walk at White Marsh -- Eagles Walk Apartment complex consists of 22 three-story buildings, constructed in 1973 and renovated in 2006, containing 692 units with 532,264 square feet situated on 46.94 acres. The apartment unit mix consists of 342 one bedroom/one bath units and 350 two bedroom/one bath units. Unit amenities include modern kitchens with oak cabinets, gas range/oven with built-in microwave, dishwasher, garbage disposal, refrigerator, separate dining area, ceiling fans, walk-in closets, cultured marble tub surround, a new bathroom with ceramic tile floor and a private patio/balcony. Eagles Walk Apartment complex amenities include a recently renovated clubhouse, new swimming pool, fitness center, community room and a children's playground. Over the last two years, 86 units have been renovated with new kitchens and baths, plumbing, walls and ceilings, balconies, windows and sliding doors.

     Eagles Walk Apartment complex is located in the Baltimore metropolitan statistical area and the Dundalk/Essex/Rosedale submarket which has 16,812 units. The 2004 estimated population within a one-, three- and five-mile radius is 6,417, 119,840 and 322,197 and is projected to increase to 6,591,
     123,231 and 327,378 by 2009. The estimated average household income within the same radii is $57,837, $58,823 and $55,066. The Eagles Walk Apartment
     complex neighborhood is located just north of the I-95/I-695 interchange, approximately seven miles east of the Baltimore central business district.
     The neighborhood is a mix of commercial, industrial and residential developments.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                              HIRSCHFELD PORTFOLIO
--------------------------------------------------------------------------------

     Steeplechase -- The Steeplechase Apartment complex consists of 17 three-story buildings constructed in 1970 and renovated in 2003, containing
     540 units with 502,878 square feet situated on 32.08 acres located in
     Cockeysville, Maryland. The apartment unit mix consists of 269 one bedroom/one bath units and 271 two bedroom/one bath units. Unit amenities include a modern kitchen with a gas range/oven, refrigerator with icemaker, separate dining area, walk-in closets and private patio/balcony. The
     Steeplechase amenities include a resident clubhouse with community room, swimming pool with sundeck, 24-hour state-of-the-art fitness center and executive resident business center.

     Steeplechase Apartment complex is located in the Baltimore metropolitan statistical area and the Towson/Timonium/Hunt Valley submarket which has
     12,560 units. The 2005 estimated population within a one-, three- and five-mile radius is 13,917, 47,265 and 92,207 and is projected to increase to 14,250, 49,664 and 97,042 by 2010. The estimated average household income within the same radii is $54,698, $89,596 and $99,889. The
     Steeplechase Apartment complex neighborhood is located 12 miles north of the Baltimore central business district and four miles north of the
     Baltimore Beltway (I-495). The neighborhood is a mix of commercial and residential developments.

     Tall Oaks -- Tall Oaks Apartment complex consists of 27 three-story buildings constructed in 1966 and renovated in 1992, containing 352 units with 368,224 square feet situated on 14.84 acres. The unit mix consists of
     117 one bedroom/one bath units, 166 two bedroom/one and a half bath units and 69 three bedroom/two bath units. Unit amenities include modern kitchen with range/oven, refrigerator, separate dinning area and private patio/balcony. Tall Oaks Apartment complex amenities include an
     Olympic-size swimming pool, a children's playground and a professional on-site daycare center.

     Tall Oaks Apartment complex is located in the Baltimore metropolitan statistical area, the Annapolis/Crofton submarket which has 4,779 units.
     The 2005 estimated population within a one-, three- and five-mile radius is
     10,329, 70,101 and 127,792 and is projected to increase to 11,290, 74,668 and 136,276 by 2010. The estimated average household income within the same radii is $80,972, $70,003 and $76,126. The Tall Oaks Apartment complex neighborhood is located on Laurel Bowie Road between the
     Baltimore-Washington Parkway and I-95, approximately midway between the two cities. The neighborhood is a mix of commercial and residential development. Tall Oaks is located approximately 3 miles west of Ft. Meade
     Military Base which is also home to the National Security Agency which currently employ approximately 130,000 employees.

     Ridge View -- Ridge View Apartment complex consists of 21 three-story buildings constructed in 1973 and renovated in 1992, containing 257 units with 217,849 square feet situated on 13.71 acres. The unit mix consists of
     128 one bedroom/one bath units and 129 two bedroom/one bath units. Unit amenities include choice of gas or electric range/oven with built-in microwave, refrigerator, dishwasher, a garbage disposal, separate dining area, ceiling fan, walk-in closets and private patio/balcony. Ridge View
     Apartment complex amenities include a clubhouse with community room and a children's playground.

     Ridge View Apartment complex is located in the Baltimore metropolitan statistical area and the Dundalk/Essex/Rosedale submarket which has 16,812 units. According to a Claritas study, the 2004 estimated population within a one-, three- and five-mile radius is 7,488, 100,225 and 298,402 and is projected to increase to 7,781, 102,322 and 303,119 by 2009. The estimated average household income within the same radii is $54,629, $55,159 and
     $54,229. The Ridge View Apartment complex is located just north of the
     I-95/I-695 interchange, approximately seven miles east of the Baltimore central business district. The neighborhood is a mix of commercial, industrial and residential developments.

o    The Hirschfeld Portfolio Borrower is generally required at its sole cost and expense to keep the Hirschfeld Portfolio Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Hirschfeld Management, Inc. manages the Hirschfeld Portfolio Mortgaged
     Properties. Hirschfeld Management, Inc. provides professional property management for the properties developed, acquired and owned by Hirschfeld
     Properties. Hirschfeld Management, Inc. provides leasing personnel for the various projects developed by the firm. The firm uses internet based IT systems to better serve their tenant's needs and provide quality service in all facets of property management and leasing. Hirschfeld Management, Inc.
     has been in business for 40 years.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                              HIRSCHFELD PORTFOLIO
--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Hirschfeld Portfolio Borrower is permitted to incur, on a one-time basis, mezzanine financing upon the satisfaction of the following terms and conditions, including without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Hirschfeld
     Portfolio Mortgage Loan, results in a loan-to-value ratio no greater than
     80% and a debt service coverage ratio greater than or equal to 1.10x; and
     (e) the confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the
     Hirschfeld Portfolio Mortgage Loan.

COLLATERAL RELEASE:

o    At any time 24 months after the closing date of the securitization and in connection with a partial defeasance of the Hirschfeld Portfolio Loan, the
     Hirschfeld Portfolio Borrower may obtain the release of some or all of the portions of the Hirschfeld Portfolio Mortgaged Property (each, an
     "Individual Property"), subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default exists; (ii) payment of 110% of the "Allocated Loan Amount" (as defined in the related loan agreement) related to such Individual Property or Individual Properties to be released; (iii) delivery of a pledge and security agreement in form and substance satisfactory to a prudent lender and defeasance collateral meeting the requirements of the related loan agreement; (iv) confirmation from the rating agencies that such a release will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Hirschfeld
     Portfolio Mortgage Loan; and (v) the debt service coverage ratio after giving effect to such release must be at least 1.25x and the loan-to-value ratio after giving effect to such release must not be greater than 80%.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                              HIRSCHFELD PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       57

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                 PACIFIC SHORES
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                 PACIFIC SHORES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                       Bank of America
LOAN PURPOSE:                      Acquisition
ORIGINAL NOTE A-1 PRINCIPAL        $165,875,000
   BALANCE(1):
FIRST PAYMENT DATE:                February 1, 2007
TERM/AMORTIZATION:                 60/0 months
INTEREST ONLY PERIOD:              60 months
MATURITY DATE:                     January 1, 2012
EXPECTED NOTE A-1 MATURITY         $165,875,000
   BALANCE(1):
BORROWING ENTITY:                  VII Pac Shores Investors,
                                   L.L.C.
INTEREST CALCULATION:              Actual/360
CALL PROTECTION:                   Lockout: 24 payments
                                   GRTR 1% PPMT or
                                   Yield Maintenance:
                                   29 payments
                                   Open: 7 payments
PARI PASSU DEBT:                   Note A-2 $165,875,000
EXISTING MEZZANINE DEBT:           $150,800,000
UP-FRONT RESERVES:
   TAX RESERVE:                    Yes
   TI/LC RESERVE:                  $466,115
   CHILDCARE FACILITY RESERVE:     $5,000,000
ONGOING MONTHLY RESERVES:
   TAX RESERVE:                    Yes
   TI/LC RESERVE:                  $102,027
LOCKBOX:                           Hard

----------
(1)  The $331,750,000 Pacific Shores Pari Passu Whole Loan has been split into two pari passu notes: the $165,875,000 Note A-1 (included in the Trust
     Fund) and the $165,875,000 Note A-2 (not included in the Trust Fund).

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:   $331,750,000
NOTE A-1 CUT-OFF DATE BALANCE:     $165,875,000
NOTE A-2 CUT-OFF DATE BALANCE:     $165,875,000
CUT-OFF DATE LTV(1):               55.0%
MATURITY DATE LTV(1):              55.0%
UNDERWRITTEN DSCR(1):              1.65x
MORTGAGE RATE:                     5.477%

----------
(1)  Calculated based on the aggregate Cut-off Date principal balance of the
     Note A-1 (included in the Trust Fund) and the Note A-2 (not included in the
     Trust Fund).

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                     Office
PROPERTY SUB-TYPE:                 Suburban
LOCATION:                          Redwood City, California
YEAR BUILT/RENOVATED:              2002/NAP
NET RENTABLE SQUARE FEET:          1,224,326
CUT-OFF BALANCE PER SF(1):         $271
OCCUPANCY AS OF 12/01/2006(2):     65.8%
OWNERSHIP INTEREST:                Fee
PROPERTY MANAGEMENT:               Cushman & Wakefield
UNDERWRITTEN NET CASH FLOW:        $30,389,145
APPRAISED VALUE:                   $603,400,000

----------
(1)  Calculated based on the aggregate Cut-off Date principal balance of the
     Note A-1 (included in the Trust Fund) and the Note A-2 (not included in the
     Trust Fund).

(2)  As of December 1, 2006, the Pacific Shores Mortgaged Property is 65.8%
     occupied and 77.3% leased. Eidos, Inc. has a lease for 62,118 square feet that begins on April 1, 2007.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                 PACIFIC SHORES
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                       UNDERWRITTEN
                                       ------------
Effective Gross Income .............    $48,009,459
Total Expenses .....................    $16,133,648
Net Operating Income (NOI) .........    $31,875,811
Cash Flow (CF) .....................    $30,389,145
DSCR on NOI ........................          1.73x
DSCR on CF .........................          1.65x

                              TENANT INFORMATION(1)

                                         RATINGS         TOTAL      % OF      RENT    POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                         FITCH/MOODY'S/S&P  TENANT SF  TOTAL SF     PSF       RENT          RENT    EXPIRATION
----------------------------------  -----------------  ---------  --------   ------  -----------  -----------  ----------

Informatica Corp(2). .............      Not Rated       290,305     23.7%    $49.88  $14,481,233      32.3%    07/14/2013
Nuance Communications(3) .........       NR/NR/B        141,180     11.5     $60.57    8,551,555      19.1     07/31/2012
Dreamworks, LLC ..................      Not Rated       119,730      9.8     $28.50    3,412,052       7.6     07/31/2012
Eidos, Inc.(4) ...................      Not Rated        62,118      5.1     $21.00    1,304,478       2.9     03/31/2014
                                                        -------     ----             -----------      ----
TOTAL ............................                      613,333     50.1%            $27,749,318      61.9%

----------
(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Information Informatica Corp. subleases 278,127 square feet to four tenants.

(3)  Nuance Communications subleases 74,199 square feet to two tenants.

(4)  The Eidos, Inc. lease for 62,118 square feet begins on April 1, 2007.

                           LEASE ROLLOVER SCHEDULE(1)

                     # OF LEASES   EXPIRING    % OF    CUMULATIVE    CUMULATIVE    BASE RENT
YEAR OF EXPIRATION     EXPIRING       SF     TOTAL SF   TOTAL SF   % OF TOTAL SF    EXPIRING
-------------------  -----------  ---------  --------  ----------  -------------  -----------

2007 ..............       3          54,614      4.5%      54,614        4.5%     $ 1,204,421
2008 ..............       1          33,790      2.8       88,404        7.2%     $   527,124
2009 ..............       1          34,210      2.8      122,614       10.0%     $   829,250
2010 ..............       2          40,143      3.3      162,757       13.3%     $ 1,242,324
2011 ..............       5          75,883      6.2      238,640       19.5%     $ 1,411,692
2012 ..............       3         311,395     25.4      550,035       44.9%     $12,963,210
2013 ..............       2         290,305     23.7      840,340       68.6%     $14,481,233
2014 ..............       1          62,118      5.1      902,458       73.7%     $ 1,304,478
2015 ..............       1          44,928      3.7      947,386       77.4%     $   721,903
Vacant ............      --         276,940     22.6    1,224,326      100.0%     $         0
                         --       ---------    -----
TOTAL .............      19       1,224,326    100.0%

----------
(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                 PACIFIC SHORES
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 50.1% of the total net rentable square feet, are:

o    INFORMATICA CORP. (NASDAQ: "INFA") (not rated) occupies 290,305 square feet
     (23.7% of square feet, 32.3% of income) under two leases expiring July 14,
     2013 with one 5-year renewal option with 12 months written notice at fair market rent with 3.5% annual rate increases. The current blended rental rate per square foot of $49.88 increases every year ranging from $1.44 per square foot to $2.04 per square foot at the end of the initial lease term.
     Informatica Corp. subleases 278,127 square feet to four tenants. One tenant, Openwave Systems Inc., leases 191,762 of the subleased space.
     Informatica Corp. engages in the development and marketing of enterprise data integration software and services. Informatica Corp.'s software offers a range of enterprise data integration initiatives, including data migration, data consolidation, data synchronization, data warehousing and the establishment of data hubs and data services. Informatica Corp. markets its software products and services in North America, Europe, Latin America, and Asia-Pacific markets. Its strategic partners include Accenture, IBM,
     Tata Consultancy Services, Mantas, Hewlett-Packard, Infosys, Sun
     Microsystems, Siebel Systems, Teradata, Northrop Grumman, Siebel Systems
     and i2 Technologies. Informatica Corp. was founded in 1993 and is headquartered in Redwood City, California. Informatica Corp. acquired
     Similarity Systems Limited in January 2006. As of the fiscal year ended
     December 31, 2005, Informatica Corp. reported revenue of approximately
     $215.2 million, net income of $33.8 million and stockholder equity of
     $222.7 million. Openwave Systems, Inc. (NASDAQ: "OPWV") (not rated)
     provides software software products and services for the communications and media industries worldwide. As of the fiscal year ended June 30, 2006,
     Informatica Corp. reported revenue of approximately $282.1 million, net income of $5.2 million, liquidity of $175.4 million and stockholder equity of $538.4 million.

o    NUANCE COMMUNICATIONS (NASDAQ: "NUAN") (not rated by Fitch, not rated by
     Moody's and rated "B" by S&P) occupies 141,180 square feet (11.5% of square feet, 19.1% of income under an 11-year lease expiring July 31, 2012 with one 5-year renewal option with 18 months written notice at fair market rates. The current rental rate per square foot is $60.57 with an annual compounded rate increase of 3.5%. Nuance Communications subleases 74,199 square feet to two tenants. Nuance Communications provides speech and imaging solutions for businesses and consumers worldwide. Nuance
     Communications delivers speech solutions that use the human voice to interact with information systems and devices; and imaging solutions that converts and manages information as moved from paper formats to electronic systems. Nuance Communications speech technologies enable voice-activated services over a telephone, transform speech into written word, and permit the control of devices and applications by speaking. Nuance Communications was founded in 1992 as Visioneer, Inc. Nuance Communications changed its name to ScanSoft, Inc. in 1999 and to Nuance Communications, Inc. in
     October 2005. Nuance Communications is headquartered in Burlington,
     Massachusetts. As of the fiscal year ended September 30, 2006, Nuance
     Communications reported revenue of approximately $267.5 million, net loss of $22.9 million and stockholder equity of $576.6 million.

o    DREAMWORKS, LLC (NYSE: "DWA") (not rated) occupies 119,730 square feet
     (9.8% of square feet, 7.6% of income) under a 10-year lease expiring July
     31, 2012 with two 5-year renewal options at 95% of fair market rates with
     12 months written notice. The current rental rate per square foot is $28.50 with a rate increase alternating between $0.84 per square foot to $0.96 per square foot every other year, respectively. The tenant is responsible for all operating expenses and to provide the lessor a letter of credit in the amount of $1,000,000 issued by any money center bank with the paying office in the San Francisco or Los Angeles area. DreamWorks, LLC principally engages in developing and producing computer generated animated feature films in the United States. Dreamworks LLC has theatrically released a total of 12 animated feature films, including Antz, Shrek, Shrek 2, Shark
     Tale, Madagascar, Wallace & Gromit: The Curse of the Were-Rabbit and Over
     the Hedge. Dreamworks, LLC has strategic alliances with McDonald's
     Corporation, Kellogg Company, Hewlett-Packard and Advanced Micro Devices,
     Inc. Dreamworks, LLC was founded in 1985 and is headquartered in Glendale,
     California. As of the fiscal year ended December 31, 2005, Dreamworks, LLC reported revenue of $191.3 million, net income of $104.6 million, liquidity of 403.8 million and stockholder equity of $946.2 million.

o    EIDOS, INC. (not rated) will occupy 62,118 square feet (5.1% of square feet, 2.9% of income) beginning on April 1, 2007 under a 7-year lease expiring March 31, 2014. The lease provides for an initial rate of $21.00 per square foot. Eidos, Inc. develops interactive video and computer games such as the "Tomb Raider" series primarily for personal computers and Sony
     PlayStation 2, but also for Nintendo GameCube, Nokia's N-Gage, and
     Microsoft's Xbox. Other titles include "Hitman 2: Silent Assassin" and
     "TimeSplitters 2". Eidos, Inc. the "Tomb Raider" series has sold more than
     30 million games worldwide and has been the basis for two "Tomb Raider"
     movies. Eidos, Inc. is privately held by SCi Entertainment.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                 PACIFIC SHORES
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION
THE LOAN:

o    The Pacific Shores Pari Passu Whole Loan is a $331.75 million, five-year fixed rate loan secured by a first mortgage on ten multi-story office buildings containing 1,224,326 square feet located in Redwood City,
     California. The Pacific Shores Pari Passu Whole Loan is part of a split loan structure evidenced by two pari passu promissory notes referred to as the Pacific Shores Pari Passu Note A-1 (which is included in the trust fund and secures the Pacific Shores Pari Passu Mortgage Loan) and Pacific Shores
     Pari Passu Note A-2 (which is excluded from the trust fund). The Pacific
     Shores Pari Passu Whole Loan is interest only for the entire loan term and matures on January 1, 2012. The Pacific Shores Pari Passi Mortgage Loan
     accrues interest at an annual rate of 5.477%.

THE BORROWER:

o    The Pacific Shores Borrower, VII Pac Shores Investors, L.L.C., a Delaware
     limited liability company, is a single purpose, bankruptcy remote entity with a least two independent directors. Equity ownership in Pacific Shores
     Borrower, through several levels of ownership, is held by Starwood Capital
     Group Global, L.L.C. (100.0%), the Sponsor.

o    The Pacific Shores Sponsor, Starwood Capital Group Global, L.L.C., is a
     real estate investment company specializing in commercial and residential land development, multifamily units, hotels, offices, retail locations, mixed use and industrial facilities, health clubs and golf courses. To date
     Starwood Capital Group, L.L.C. investments have included more than approximately 22 million square feet of office and retail space, 950 hotels, 1,450 senior housing units, 3.3 million square feet of industrial space, 20,000 acres of residential land and 260 golf courses. Starwood
     Capital Group, L.L.C. has investments in the United States, Europe, Japan and Thailand.

THE PROPERTY:

o    The Pacific Shores Mortgaged Property consists of a fee simple interest in buildings one through eight containing 1,224,326 net rentable square feet.
     Campus amenities include a 38,000 square foot fitness center with a outdoor junior Olympic pool and a rock climbing wall, a 15,506 square foot public cafeteria, two soccer fields/baseball fields, amphitheatre, outdoor basketball court, a three-mile bike and pedestrian path walkway. Pacific
     Shores Mortgaged Property is situated on 106.0 acres and is 65.8% occupied and 77.3% leased as of December 1, 2006. The tenant, Eidos, Inc., has a lease for 62,118 square feet that begins on April 1, 2007. The three largest tenants, Informatica Corp., Nuance Communications and DreamWorks,
     LLC represent 45.0% of the square footage.

o    The Pacific Shores Mortgaged Property is located 2.5 miles east of the
     Redwood City shopping district in the San Mateo County office/biotechnology market and the South County submarket which has 8.3 million square feet.
     The estimated 2005 population within the market area is 2.4 million and is projected to increase to 2.5 million by 2010. The Pacific Shores Mortgaged
     Property is located in the Greater Silicon Valley Regional Market area, which has an average household income of $107,500. The 2005 estimated population within the submarket is 699,600 and is projected to increase to
     727,200 by 2010.

o    The Pacific Shores Borrower is generally required at its sole cost and expense to keep the Pacific Shores Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The Pacific Shores Mortgaged Property is managed by Cushman & Wakefield.
     Founded in 1917, Cushman & Wakefield has 200 offices in approximately 60 countries and currently manages approximately 7,500 locations containing approximately 428 million square feet. In addition to property management and brokerage services, Cushman & Wakefield also provides research and analysis on markets worldwide. It has also partnered with Business
     Integration Group and Yardi Systems to develop Web-based real estate management services software. The Rockefeller Group, a Mitsubishi Estate subsidiary currently owns Cushman & Wakefield.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    $150,800,000 mezzanine piece held outside of the Trust.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

COLLATERAL RELEASE:

o    The Pacific Shores Borrower at any time after the expiration of the scheduled payment date in January 2009, may obtain the release of a portion of the Pacific Shores Mortgaged Property, subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default exists; (ii) payment of 110% of the portion of the Pacific Shores Pari
     Passu Mortgage Loan allocated to such portion of the Pacific Shores
     Mortgaged Property to be released; and (iii) the debt service coverage ratio after giving effect to the release must be not less than the greater of (a) the debt service coverage ratio for the 12 full calendar months immediately preceding the closing date of the Pacific Shores Pari Passu
     Mortgage Loan or (b) the debt service coverage ratio for the 12 full calendar months immediately preceding the release of such portion of the
     Pacific Shores Mortgaged Property.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                 PACIFIC SHORES
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                              575 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                              575 LEXINGTON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                     Bank of America
LOAN PURPOSE:                    Acquisition
ORIGINAL NOTE A-1 PRINCIPAL      $162,500,000
   BALANCE(1):
FIRST PAYMENT DATE:              November 1, 2006
TERM/AMORTIZATION:               84/0 months
INTEREST ONLY PERIOD:            84 months
MATURITY DATE:                   October 1, 2013
EXPECTED NOTE A-1                $162,500,000
   MATURITY BALANCE(1):
BORROWING ENTITY:                575 Lexington Avenue
                                 Acquisition LLC
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Lockout/Defeasance:
                                 78 payments
                                 Open: 6 payments
PARI PASSU DEBT:                 Note A-2 -- $162,500,000
UP-FRONT RESERVES:
   TAX RESERVE:                  Yes
   TI/LC RESERVE:                $15,000,000
OTHER RESERVE(2):                $5,642,764
ONGOING MONTHLY RESERVES:
   TAX RESERVE:                  Yes
   REPLACEMENT RESERVE:          $10,628
FUTURE MEZZANINE DEBT:           Yes
LOCKBOX:                         Hard

----------
(1)  The $325,000,000 575 Lexington Avenue Pari Passu Whole Loan has been split into two pari passu notes: the $162,500,000 Note A-1 (included in the Trust
     Fund) and the $162,500,000 Note A-2 (not included in the Trust Fund).

(2)  Represents $1,300,900 to fund tenant improvements relating to that portion of the Property leased to Boies Schiller & Flexner LLP; $3,902,700 to fund tenant improvements pursuant to the Boies Schiller Lease; and $439,164 which shall be held as additional collateral for the Loan representing the aggregate rent that would otherwise be payable during the free rent period by the tenant under the "Boies Schiller Lease".

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE          $325,000,000
   BALANCE:
NOTE A-1 CUT-OFF DATE BALANCE:   $162,500,000
NOTE A-2 CUT-OFF DATE BALANCE:   $162,500,000
CUT-OFF DATE LTV(1):             74.9%
MATURITY DATE LTV(1):            74.9%
UNDERWRITTEN DSCR(1):            1.08x
MORTGAGE RATE (2):               5.728%

----------
(1)   Calculated based on the aggregate Cut-off Date principal balance of the
      Note A-1 (included in the Trust Fund) and the Note A-2 (not included in the Trust Fund).

(2)   Mortgage rate is rounded to three decimal places.

--------------------------------------------------------------------------------
                      PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Office
PROPERTY SUB-TYPE:               Central Business District
LOCATION:                        New York, New York
YEAR BUILT/RENOVATED:            1958/1990
NET RENTABLE SQUARE FEET(1):     637,685
CUT-OFF BALANCE PER SF:          $510
OCCUPANCY AS OF 11/01/2006:      94.1%
OWNERSHIP INTEREST:              Fee
PROPERTY MANAGEMENT:             Silverstein Properties, Inc.
UNDERWRITTEN NET CASH FLOW:      $20,469,245
APPRAISED VALUE:                 $434,200,000

----------
(1)  Calculated based on the aggregate Cut-off Date principal balance of the
     Note A-1 (included in the Trust Fund) and the Note A-2 (not included in the
     Trust Fund).

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                              575 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                           UNDERWRITTEN
                                         --------------
Effective Gross Income ..............      $35,065,700
Total Expenses ......................      $13,505,289
Net Operating Income (NOI) ..........      $21,560,411
Cash Flow (CF) ......................      $20,469,245
DSCR on NOI .........................             1.14x
DSCR on CF ..........................             1.08x

                             TENANT INFORMATION(1)

                                          RATINGS         TOTAL       % OF      RENT     POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                         FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF     PSF       RENT          RENT      EXPIRATION
---------------------------------   -----------------   ---------   --------   ------   ----------   -----------   -----------

Cornell University ..............       Not Rated        106,055      16.6%    $35.93   $3,810,622      16.6%      03/31/2018
Boies, Schiller, & Flexner(2) ...       Not Rated         65,045      10.2     $29.76    1,935,528       8.4       06/30/2019
Palestrini Post Production ......       Not Rated         41,585       6.5     $33.89    1,409,258       6.1       05/31/2008
Regent Business Centers .........       Not Rated         34,333       5.4     $30.00    1,029,990       4.5       12/31/2009
                                                         -------      ----              ----------      ----
TOTAL ...........................                        247,018      38.7%             $8,185,398      35.6%

----------
(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  The base rent increases to $39.50 per square foot, $42.00 per square foot and $44.50 per square foot on January 1, 2008, January 1, 2010 and January
     1, 2014, respectively.

                           LEASE ROLLOVER SCHEDULE(1)

                                                                      CUMULATIVE
                     # OF LEASES   EXPIRING     % OF     CUMULATIVE      % OF       BASE RENT
YEAR OF EXPIRATION     EXPIRING       SF      TOTAL SF    TOTAL SF     TOTAL SF      EXPIRING
------------------   -----------   --------   --------   ----------   ----------   ----------

2007 .............         2         13,039      2.0%       13,039        2.0%     $  400,322
2008 .............        23        102,482     16.1       115,521       18.1%     $3,628,990
2009 .............        11        110,764     17.4       226,285       35.5%     $3,293,645
2010 .............         5         33,982      5.3       260,267       40.8%     $1,462,460
2011 .............         7         39,462      6.2       299,729       47.0%     $2,217,608
2012 .............         2         30,008      4.7       329,737       51.7%     $  980,364
2013 .............         4         33,471      5.2       363,208       57.0%     $1,209,261
2014 .............         1          8,238      1.3       371,446       58.2%     $  288,330
2015 .............         2         41,780      6.6       413,226       64.8%     $1,588,820
2016 .............         3         20,400      3.2       433,626       68.0%     $  751,396
2018 .............         7         86,315     13.5       519,941       81.5%     $3,155,452
2019 .............         1         65,045     10.2       584,986       91.7%     $1,935,528
2020 .............         1          9,425      1.5       594,411       93.2%     $  329,875
MTM ..............         7          7,397      1.2       601,808       94.4%     $  469,007
Vacant ...........        --         35,877      5.6       637,685      100.0%     $        0
                         ---        -------    -----
TOTAL ............        76        637,685    100.0%

----------
(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                              575 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 38.7% of the total net rentable square feet, are:

o    CORNELL UNIVERSITY (not rated) occupies a total of 106,055 square feet
     (16.6% of square feet, 16.6% of income) under two leases of various terms ranging from eight to 16 years and expiring from April 30, 2009 to March
     31, 2018. The current blended rental rate per square foot of $35.93 increases every five lease years according to the respective leases. There are two five-year options to renew the leases on 86,315 square feet and one five-year option to renew the leases on 19,740 square feet with the rental rates per square foot determined at 95% of the then fair market. Founded in
     1898, and affiliated with what is now New York-Presbyterian Hospital since
     1927, Weill Medical College of Cornell University is a clinical and medical research center. In addition to offering degrees in medicine, Weill Cornell also has PhD programs in biomedical research and education at the Weill
     Graduate School of Medical Sciences, and with neighboring Rockefeller
     University and the Sloan-Kettering Institute, has established a joint
     MD-PhD program for students. The Joan and Sanford I. Weill Medical College and Graduate School of Medical Sciences of Cornell University are
     accredited by the Liaison Committee for Medical Education of the American
     Medical Association and the Association of American Medical Colleges.

o    BOIES, SCHILLER & FLEXNER (not rated) occupies 65,045 square feet (10.2% of square feet, 8.4% of income) under a 14-year lease expiring on June 30,
     2019. The current rental rate per square foot of $29.76 increases to $42.25 on January 1, 2008, $45.25 on January 1, 2010 and $47.25 on January 1,
     2014. There is one five-year option to renew the lease with the rental rates per square foot determined at the then fair market. Boies, Schiller &
     Flexner is a private law firm specializing in complex commercial litigation, including antitrust, securities and class actions, and international arbitration. Boies, Schiller & Flexner also represents corporate clients and financial institutions in mergers and acquisitions, corporate finance, commercial banking, and project finance and private fund transactions. Boies, Schiller & Flexner has 195 attorneys located in 12 offices nationwide.

o    PALESTRINI POST PRODUCTION (doing business as The Blue Rock Editing Co.)
     (not rated) occupies a total of 41,585 square feet (6.5% of square feet,
     6.1% of income) under ten leases of various terms ranging from five to 14 years, all expiring on May 31, 2008. The current blended rental rate per square foot of $33.89 is constant during the remaining lease terms. There are no options to renew the leases. Blue Rock Editing Co. is a commercial editing company specializing in post production services for the advertising, film and music video industries. Blue Rock Editing Co. has been an industry leader known for its creative diversity and innovative integration of technology for more than 20 years.

o    REGENT BUSINESS CENTERS (not rated) occupies a total of 34,333 square feet
     (5.4% of square feet, 4.5% of income) under two leases of various terms, both expiring on December 31, 2009. The current rental rate per square foot of $30.00 is constant during the remaining lease terms. There are no options to renew the leases. Regent Business Centers is a provider of business facilities and services for corporations requiring flexible, cost-effective office space. Lease terms are flexible, allowing companies the ability to expand and contract space as necessary. Regent Business
     Centers offers services such as secretarial service, conference rooms, catering and state-of-the-art business equipment. Regent Business Centers operates 12 business centers located in New York, Georgia, Colorado and
     California. Additionally, through Regent Business Center's association with
     The Alliance Business Centers Network, Regent Business Centers provides access to more than 475 offices worldwide.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                              575 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The 575 Lexington Avenue Pari Passu Whole Loan is a $325.0 million, seven-year fixed rate loan secured by a first mortgage on a central business district office building located in New York, New York County, New
     York. The 575 Lexington Avenue Pari Passu Whole Loan is part of a split loan structure evidenced by two pari passu promissory notes referred to as the 575 Lexington Avenue Pari Passu Note A-1 (which is included in the trust fund and secures the 575 Lexington Avenue Mortgage Loan) and the 575
     Lexington Avenue Pari Passu Note A-2 (which is excluded from the trust fund). The 575 Lexington Avenue Pari Passu Whole Loan is interest only for the entire loan term, matures on October 1, 2013 and accrues interest at an annual rate, rounded to three decimal places, of 5.728%.

THE BORROWER:

o    The 575 Lexington Avenue Borrower is 575 Lexington Avenue Acquisition LLC,
     a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the 575 Lexington
     Avenue Borrower's legal counsel has delivered a non-consolidation opinion.
     Equity ownership is held 97.0% by California State Teachers' Retirement
     System, a public entity, and 3.0% by Silverstein Metro Fund LLC, a Delaware limited liability company.

o    California State Teachers' Retirement System is the second largest public pension plan and the largest teachers' retirement fund in the United
     States. California State Teachers' Retirement System had a total membership of approximately 775,917 and assets of approximately $156.1 billion as of
     November 2006. The primary responsibility of the California State Teachers'
     Retirement System is to provide retirement related benefits and services to teachers in public schools from kindergarten through community college.

o    Silverstein Properties is one of the New York metropolitan area's most active real estate development, ownership and management organizations. The firm has consummated in excess of $8 billion in transactions, developed and/or improved more than 20 million square feet of real estate, and owns, manages and leases over 7 million square feet of office and residential space in Manhattan.

THE PROPERTY:

o    The 575 Lexington Avenue Mortgaged Property consists of a fee simple interest in a central business district office building built in 1958. The
     34-story Class A improvements contain 637,685 square feet and are situated on 0.86 acres. The major tenants are Cornell University, Boies, Schiller &
     Flexner, Palestrini Post Production and Regent Business Centers, which together occupy 38.7% of the total square feet and contribute 35.6% of the gross potential rental income. The 575 Lexington Avenue Mortgaged Property is currently occupied by approximately 30 additional office tenants located on floors three to 34, 20 retail tenants located on the ground level and the New York Sports Club located on the second floor. Additional improvements include a basement-level parking garage containing 230 spaces.

o    The 575 Lexington Avenue Mortgaged Property is located on the northeast corner of Lexington Avenue and East 51st Street in the Midtown office district. The neighborhood includes some of Manhattan's attractions, including Radio City Music Hall, Rockefeller Center, St. Patrick's
     Cathedral and Grand Central Station. Land uses in the immediate area consist of Class "A" office buildings, retail and restaurants, hotels and mid- to high-rise residential buildings.

o    The 575 Lexington Avenue Borrower is generally required at its sole cost and expense to keep the 575 Lexington Avenue Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The 575 Lexington Avenue Mortgaged Property is managed by Silverstein
     Properties, Inc. Silverstein Properties, Inc. currently manages over 7 million square feet of office and residential space in Manhattan.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The 575 Lexington Avenue Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including without limitation: (a) no event of default has occurred and is continuing;
     (b) a permitted mezzanine lender originates such mezzanine financing; (c)
     the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the 575 Lexington Avenue Mortgage Loan, results in a loan-to-value ratio no greater than 80% and a debt service coverage ratio of at least 1.25x; and (e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the
     575 Lexington Avenue Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       68

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                              575 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       69

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                            TANFORAN SHOPPING CENTER
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                            TANFORAN SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                  Eurohypo
LOAN PURPOSE:                 Refinance
ORIGINAL PRINCIPAL BALANCE:   $144,000,000
FIRST PAYMENT DATE:           March 6, 2007
TERM/AMORTIZATION:            120/360 months
INTEREST ONLY PERIOD:         60 months
MATURITY DATE:                February 6, 2017
EXPECTED MATURITY BALANCE:    $135,062,204
BORROWING ENTITY:             Tanforan Park Shopping
                              Center LLC
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/Defeasance:
                              119 payments
                              Open: 1 payment
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:     Yes
   TI/LC RESERVE(1):          $4,754,490
OTHER RESERVE(2):             $9,149,609
ONGOING MONTHLY RESERVES:
   INSURANCE RESERVE:         Yes
   REPLACEMENT RESERVE:       $7,369
   GROUND RENT RESERVE:       $12,500
   TI/LC RESERVE:             $13,765
COMPLETION GUARANTY(3):       $15,500,000

----------
(1)  Up-front collection of TI/LCs is inclusive of outstanding tenant improvement costs, free rent and leasing commissions. $3,500,000 of this reserve is attributed to the outstanding tenant improvement costs associated with the Century Theatres.

(2)  Up-front collection is comprised of (i) $3,986,702.50 for the completion of the Sears garage and the Century Theatres sky bridges and (ii)
     $5,162,906.25 for the completion of the J.C. Penney garage.

(3)  Breevast NV has provided a $15,500,000 completion guaranty for the Century
     Theatre's building. If in the event completion of this space has not occurred by April 2008, and the Century Theatres tenant is not paying rent, the borrower is required to post a letter of credit in the amount of
     $15,500,000 as additional security.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:   $144,000,000
CUT-OFF DATE LTV:       77.2%
MATURITY DATE LTV:      72.4%
UNDERWRITTEN DSCR(1):   1.18x
MORTGAGE RATE:          6.101%

----------
(1)  During the interest only period, the DSCR is 1.39x.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                 Retail
PROPERTY SUB-TYPE:             Anchored
LOCATION:                      San Bruno, California
YEAR BUILT/RENOVATED:          1969/2006
NET RENTABLE SQUARE FEET(1):   560,628
CUT-OFF BALANCE PER SF:        $257
OCCUPANCY AS OF                93.9%
   12/31/2006(2):
OWNERSHIP INTEREST:            Fee/Leasehold
PROPERTY MANAGEMENT:           General Growth
                               Management, Inc.
UNDERWRITTEN NET CASH FLOW:    $12,396,612
APPRAISED VALUE:               $186,550,000

----------
(1)  Represents collateral square footage. The entire center is 980,835 square feet including Sears and J.C. Penney which are not included in the collateral.

(2)  Occupancy is reflective of total collateral occupancy, excluding non-owned anchor space.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       71

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                            TANFORAN SHOPPING CENTER
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                  ANNUALIZED
                                 (07/31/2006)   UNDERWRITTEN
                                 ------------   ------------
Effective Gross Income .......    $16,349,946    $20,914,451
Total Expenses ...............    $ 6,813,786    $ 7,917,825
Net Operating Income (NOI) ...    $ 9,536,160    $12,996,627
Cash Flow (CF) ...............    $ 9,536,160    $12,396,612
DSCR on NOI ..................           0.91x          1.24x
DSCR on CF ...................           0.91x          1.18x

----------
(1)  Underwritten effective gross income is higher than historical income as the property underwent an extensive redevelopment in 2004 and 2005 at an approximate cost of $144 million. Since the completion of the gut rehabilitation the property's occupancy and rents have increased, resulting in higher income.

                              TENANT INFORMATION(1)

                             FITCH/        TOTAL       % OF                 POTENTIAL   % POTENTIAL                 LEASE
      TOP TENANTS          MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT         RENT      SALES PSF   EXPIRATION
-----------------------   ------------   ---------   --------   --------   ----------   -----------   ---------   ----------

Target ................     A+/A1/A+      152,000       27.1%    $ 1.08    $  163,950        1.4%         NAV     09/01/2017
Century Theatres(3) ...     Not Rated      72,000       12.8      23.79     1,713,591       14.3          NAV     08/31/2015
Barnes & Noble ........     Not Rated      28,060        5.0      24.06       675,000        5.6          170     01/31/2016
Old Navy ..............   BB+/Baa3/BB+     16,798        3.0      15.00       251,970        2.1          286     08/31/2015
Petco .................     NR/Ba3/NR      12,000        2.1      23.30       279,600        2.3          NAV     08/31/2015
                                          -------       ----               ----------       ----         ----
TOTAL .................                   280,858       50.1%              $3,083,520       25.8%        $321(2)

----------
(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Sales PSF figure is based on comparable in-line tenants under 10,000 square feet, reporting for the previous 12 month period as of December 31, 2006.

(3)  Tenant is not in occupancy or paying rent as space is being constructed.

                           LEASE ROLLOVER SCHEDULE(1)

                     # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION     EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF     EXPIRING
------------------   -----------   --------   --------   ----------   -------------   ----------

2007 .............         2          3,631       0.6%       3,631          0.6%      $  168,300
2010 .............         3          1,145       0.2        4,776          0.9%      $  249,996
2011 .............         1          1,547       0.3        6,323          1.1%      $  110,007
2012 .............         1            150       0.0        6,473          1.2%      $   60,000
2013 .............         2          6,448       1.2       12,921          2.3%      $  187,701
2014 .............         6         10,667       1.9       23,588          4.2%      $  622,248
2015 .............        74        262,081      46.7      285,669         51.0%      $8,299,067
2016 .............        11         74,347      13.1      359,016         64.0%      $1,792,295
2017 .............         5        167,537      29.9      526,553         93.9%      $  475,014
Vacant ...........        --         34,075       6.1      560,628        100.0%      $        0
                         ---        -------     -----
TOTAL ............       105        560,628     100.0%

----------
(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       72

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                            TANFORAN SHOPPING CENTER
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

ANCHORS (NOT PART OF COLLATERAL):

o    SEARS (NASDAQ: "SHLD") (rated "BB" by Fitch, "Ba1" by Moody's and rated
     "BB+" by S&P) Sears occupies 24.1% of the total mall area (not part of collateral) and is owned and operated by Sears Holding Corporation. The company is the third largest retailer in the nation with approximately
     3,900 stores including 900 full-line, mall based locations. Sears stores sell a variety of products including apparel, appliances, hardware, and home furnishings. The company is publicly traded on the NASDAQ under the ticker symbol SHLD, and for the fiscal year 2005, the company reported gross revenue of $19.7 billion with net income of $1.1 billion.

o    J.C. PENNEY (NYSE: "JCP") (rated "BBB" by Fitch, "Baa3" by Moody's and rated "BBB-" by S&P) J.C. Penney occupies 19.2% of the total mall area (not part of collateral) and is owned by and operated by J.C. Penney Company,
     Inc. The company is one of America's largest department store, catalog, and
     e-commerce retailers, employing approximately 151,000 associates. As of
     April 29, 2006, J. C. Penney Corporation, Inc. operated 1,021 J.C. Penney department stores throughout the United States and Puerto Rico. J.C. Penney is the nation's largest catalog merchant of general merchandise, and
     jcp.com is one of the largest apparel and home furnishings sites on the
     Internet. J.C. Penney refers to the Internet/catalog business as Direct.
     J.C. Penney's is publicly traded on the NYSE under the ticker symbol JCP, and for the fiscal year 2005, the company reported gross revenues of $18.4 billion with net income of $524 million and total assets of $14.1 billion.

The four largest tenants, representing 48.0% of the total net rentable square feet, are:

o    TARGET (NYSE: "TGT") (rated "A+" by Fitch, "A1" by Moody's and rated "A+"
     by S&P) Target occupies 27.1% of the total collateral square footage, and
     1.4% of income and is owned by the Target Corporation. The company is one of the nation's leading discount retailers. Founded in 1881, the company now operates approximately 1,500 stores in 47 states. Target Corporation is publicly traded on the NYSE under the ticker symbol TGT and for the fiscal year ending January 29, 2005, the company reported gross revenue of $46.8 billion with net income of $3.2 billion and total assets of $32.3 billion.

o    CENTURY THEATRES (not rated) Century Theatres leases 12.8% of the total collateral square footage and 14.3% of income and is owned and operated by
     Cinemark USA, Inc. Cinemark USA, Inc. is one of the largest motion picture exhibitors in North America operating 397 theatres, with 4,506 screens in
     33 states and internationally in Argentina, Brazil, Canada, Chile,
     Colombia, Costa Rica, Ecuador, El Salvador, Honduras, Nicaragua, Mexico,
     Peru, Panama and Taiwan. The tenant is not currently in occupancy or paying rent as its space is being constructed.

o    BARNES & NOBLE (NYSE: "BKS") (not rated) Barnes & Noble, Inc. occupies 5.2%
     of the total collateral square footage, and 5.6% of income. Barnes & Noble,
     Inc. operates as a bookseller in the United States. The company operates its bookstores under the trade names Barnes & Noble Booksellers and B.
     Dalton Bookseller. As of November 22, 2006, the company operated 801 bookstores in 50 states. Barnes & Noble, Inc. was incorporated in 1986 and is based in New York, New York.

o    OLD NAVY (NYSE: "GPS") (rated "BB+" by Fitch, "Baa3" by Moody's and "BB+"
     by S&P) Old Navy occupies 3.0% of the total collateral square footage, and
     2.1% of income and is owned and operated by The Gap, Inc. The parent company, which also operates Gap, Banana Republic, Baby Gap and Gap Kids, launched Old Navy brand in 1994. The Gap currently operates approximately
     900 Old Navy Stores throughout North America. The brand offers a broad selection of reasonably priced apparel, shoes and accessories for men, women and children.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       73

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                            TANFORAN SHOPPING CENTER
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Tanforan Shopping Center Mortgage loan is a $144 million ten-year loan secured by a first mortgage interest on a regional mall located at 1150 El
     Camino Real in San Bruno, California, on the southern end of the San
     Francisco peninsula between the City of San Francisco to the north and San
     Jose to the south. The Tanforan Shopping Center Mortgage Loan is interest only for the first five years of the loan term, matures on February 6, 2017 and accrues interest at an annual rate of 6.101%.

THE BORROWER:

o    The Tanforan Shopping Center Borrower, Tanforan Shopping Center LLC, is a
     single purpose, bankruptcy remote entity structured with two independent directors for which a non-consolidation opinion has been issued by the
     Borrower's legal counsel.

o    Equity ownership in the Tanforan Shopping Center Borrower is held by
     Breevast BV and Wattson Breevast, LLC. Breevast BV was founded in 1963 in the Netherlands. The firm develops and manages retail, office and industrial properties throughout the Netherlands, Belgium and the United
     States. In the United States, Breevast BV operates its business under the wholly owned company, Breevast U.S. The firm partners with professional third parties, including developers and investment banks to develop commercial real estate. Breevast BV holds a 51% interest in Wattson
     Breevast, LLC.

o    Wattson Breevast, LLC is a joint venture of Breevast and The Wattson Group, was founded in 1984 by Donald A. "Tony" Wattson, Jr. The firm develops, builds and manages retail, office, industrial and residential properties throughout North America. Wattson Breevast has developed more than 13 million square feet of properties totaling approximately $2.0BN. The firm's
     North American headquarters are in Newport Beach, California.

THE PROPERTY:

o    The Tanforan Shopping Center is a 980,835 square feet, two-level Class-A regional mall located in San Bruno, California. The Tanforan Shopping
     Center Mortgage Loan consists of a fee simple interest in 560,628 square feet of mall space and a leasehold interest in an adjoining pad site. The mall is situated on approximately 47.3 acres and is bounded by San Bruno
     Avenue to the south, Interstate 280 to the west, West Borough Boulevard to the north and US Highway 101 to the east, one mile north of the San
     Francisco International Airport.

o    The Tanforan Shopping Center was originally built in 1969 by Hapsmith
     Realty and expanded in 1971 and 1973. The mall was completely renovated in
     2004-2005. The mall corridors and interior design were reconfigured and modernized and a large portion of the entire mall (mall shops, corridors, finishes, skylights) was replaced. The renovation was performed in conjunction with the installation of a new Bay Area Rapid Transportation system commuter station and urban renewal of local roadways and sidewalks.
     This process, nearly now complete, has created a virtually brand new shopping mall coupled with a commuter train station which accommodates approximately 10,000 daily passengers, a new police station, new parking garages, new streets, lighting, traffic signals and sidewalks.

o    The Tanforan Shopping Center is anchored by J.C. Penney, Sears, Target and a 20-screen Century Theatres, currently under construction and slated to open November 1, 2007. Target, on a long-term lease expiring in 2015 is part of the collateral. Sears and J.C. Penney own their own stores and pads and operate under reciprocal easement agreements that also expire in 2015.
     Century Theatres subleases a pad site from the Borrower, which, in turn leases land from Sears. The ground lease expires in 2054 and has four
     10-year renewal options with CPI rent steps every 10 years. On this land, the Borrower constructed a three-story parking garage and on top of this garage Century Theatres is now constructing its 72,000 building, which is expected to have 20 screens and approximately 3,200-3,700 stadium style seats. Century Theatres will relocate from its nearby location into the new building at the mall. The Tanforan Shopping Center borrower is currently installing three sky bridges from this parking garage to the ticket office located in the Tanforan Shopping Center Mortgaged Property near the food court and from the food court back to the movie theater. A third sky bridge will allow shoppers to walk from the garage to the Sears building. Funds for these borrower obligations were held back at closing and will be released in phases as the sky bridges are completed. As of December 31,
     2006, the overall occupancy of the Tanforan Shopping Center was 96.5%, collateral occupancy was 93.9% and collateral in-line occupancy was 89.9%.

PROPERTY MANAGEMENT:

o    General Growth Management Inc. manages the property. General Growth
     Management, Inc. owns, develops, operates, and/or manages shopping malls in
     44 states with ownership interests in and/or management responsibility for more than 215 regional shopping malls totaling more than 200 million square feet of retail space.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       74

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                            TANFORAN SHOPPING CENTER
--------------------------------------------------------------------------------

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       75

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                          TANFORAN PARK SHOPPING CENTER
--------------------------------------------------------------------------------

                              [FLOOR PLANS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       76

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                            TANFORAN SHOPPING CENTER
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       77

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                              SUSSEX COMMONS I & II
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       78

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                             SUSSEX COMMONS I & II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                  Eurohypo
LOAN PURPOSE:                 Acquisition
ORIGINAL PRINCIPAL BALANCE:   $102,583,000
FIRST PAYMENT DATE:           February 11, 2007
TERM/AMORTIZATION:            60/0 months
INTEREST ONLY PERIOD:         60 months
MATURITY DATE:                January 11, 2012
EXPECTED MATURITY BALANCE:    $102,583,000
BORROWING ENTITY:             ASN Gresham Commons LLC;
                              ASN Sussex Commons LLC
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout: 25 payments
                              Defeasance: 11 payments
                              2% PPMT or Defeasance:
                              11 payments
                              1% PPMT or Defeasance:
                              9 payments
                              Open: 4 payments
ONGOING MONTHLY RESERVES:
   TAX RESERVE(1):            Springing
   INSURANCE RESERVE(1):      Springing
   CAPITAL EXPENDITURE        Springing
      RESERVE(1):
   CAPITAL EXPENDITURE        $4,000,000
      GUARANTY(2):

----------
(1)  Commences upon an event of default.

(2)  Lasalle Income and Growth Fund IV provided a guaranty of $4.0 million. The guaranty terminates upon the borrower expending $4.0 million in capital expenditures (excluding routine maintenance and repairs) to the property, as reasonably acceptable to the mortgagee.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:         $102,583,000
CUT-OFF DATE LTV:             66.6%
MATURITY DATE LTV:            66.6%
UNDERWRITTEN DSCR:            1.20x
MORTGAGE RATE:                5.498%

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                Multifamily
PROPERTY SUB-TYPE:            Garden
LOCATION:                     Alexandria, Virginia
YEAR BUILT/RENOVATED:         1991/NAP
UNITS:                        556
CUT-OFF BALANCE PER UNIT:     $184,502
OCCUPANCY AS OF 11/28/2006:   92.6%
OWNERSHIP INTEREST:           Fee
PROPERTY MANAGEMENT:          Riverstone Residential
                              Northeast, LLC
UNDERWRITTEN NET CASH FLOW:   $6,876,787
APPRAISED VALUE:              $154,000,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       79

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                             SUSSEX COMMONS I & II
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                                           YTD
                                         Full Year     Annualized
                                       (12/31/2005)   (10/31/2006)   Underwritten
                                       ------------   ------------   ------------

Effective Gross Income .............    $9,283,669     $9,620,349     $9,870,480
Total Expenses .....................    $2,589,476     $3,013,069     $2,882,493
Net Operating Income (NOI) .........    $6,694,193     $6,607,280     $6,987,987
Cash Flow (CF) .....................    $6,694,193     $6,607,280     $6,876,787
DSCR on NOI ........................          1.17x          1.16x          1.22x
DSCR on CF .........................          1.17x          1.16x          1.20x

----------
(1)  Underwritten net cash flow is based on the November 28, 2006 rent roll.

                             OPERATIONAL STATISTICS

                                   1 BEDROOM --   1 BEDROOM --   2 BEDROOM --   2 BEDROOM --
                                      1 BATH         2 BATH         2 BATH         3 BATH
                                   ------------   ------------   ------------   ------------

Number of Units ................         207             64            221             64
Average Rent ...................      $1,389         $1,597         $1,587         $1,775
Average Unit Size (SF) .........         907          1,097          1,130          1,303

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       80

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                             SUSSEX COMMONS I & II
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Sussex Commons I & II Mortgage Loan is a $102.6 million, five-year fixed rate loan secured by a first mortgage on a garden style apartment complex located in Alexandria, Virginia. The Sussex Commons I & II Mortgage
     Loan is interest-only for the entire loan term, matures on January 11, 2012 and accrues interest at an annual rate of 5.498%.

THE BORROWER:

o    The Sussex Commons I & II Borrower is ASN Gresham Commons LLC and ASN
     Sussex Commons LLC collectively, each a Delaware limited liability company, and a single purpose bankruptcy-remote entity with one independent director for which the Sussex Commons I & II Borrower's legal counsel has delivered a non-consolidation opinion. The Sussex Commons I & II Borrower is wholly owned by the sponsor, LaSalle Income and Growth Fund IV.

o    LaSalle Income and Growth Fund IV, the sponsor, is a Maryland real estate investment trust, which raised $508 million of equity with a final fund closing in May of 2005. The Fund has since invested approximately $199 million in capital in over $552 million of real estate assets. The Fund's total assets as of September 30, 2006 were $609 million, with a stockholder's equity of $165 million.

o    LaSalle Investment Management ("LIM") acts as Advisor and maintains broad discretion over the Fund's investments. LIM began the Income and Growth
     Fund series in 1996 and currently has assets under management of $40 billion. LIM began managing institutional real estate in 1980. During the last two decades, LIM has actively participated in both the public and private real estate markets across North America and Europe and more recently in Asia Pacific. LIM operates across all the major property types and across all major markets within North America, Europe and Asia Pacific.

THE PROPERTY:

o    The Sussex Commons I & II Mortgage Loan consists of a fee simple interest in a Class A, 556-unit, garden-style apartment complex constructed in 1991 in Alexandria, Virginia. The complex is situated on approximately 21 acres and consists of 23 three- and four-story buildings. The complex's unit mix consists of 207 one-bed/one bath units, 64 one-bed/two bath units, 221 two-bed/two bath units and 64 two-bed/three bath units. The complex has 920 parking spaces (1.65 per unit).

o    Sussex Commons I has 424 units. Amenities include a Clubhouse with fitness center, two racquetball courts and a clubroom with a bar. There is an outdoor swimming pool, picnic/barbeque area, a volleyball court, a playground and a tennis court. Several of the units at Sussex Commons I are loft style apartments. The property consists of 17 three and four-story buildings and has a total of 454,884 square feet. The average unit size is
     1,073 square feet. Units feature patios/balconies, walk-in closets and fireplaces. Select units have washer/dryers, dens, sunrooms and breakfast bars.

o    Sussex Commons II has 132 units. Amenities consist of a Clubhouse, a swimming pool and a playground. The Mortgaged Property consists of six three and four-story buildings and has a total of 135,955 square feet. The average unit size is 1,030 square feet. Units feature patios/balconies, walk-in closets and fireplaces. Select units have washer/dryers, dens, sunrooms and breakfast bars.

o    The neighborhood is situated 15 miles southwest of Washington, D.C. Primary access to the neighborhood is provided by I-395 and I-495/95, which are the major north/south and east/west traffic arteries providing direct access to
     Arlington and Washington D.C. to the north and to downtown Alexandria and
     Maryland to the east. The property is conveniently located close to the
     Franconia and the Springfield Metro stations, providing access to
     Washington D.C. Tenants at Sussex Commons I & II are typically professionals.

o    The Sussex Commons I & II Borrower is generally required at its sole cost and expense to keep the Sussex Commons I & II Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       81

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                              SUSSEX COMMONS I & II
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT:

o    The property will be managed by Riverstone Residential Group, which is not affiliated with the borrower. Riverstone Residential Northeast, LLC, formerly Trammell Crow Residential Service, is the largest independent property management company in the country with over 180 properties under management. Riverstone Residential Group manages numerous types of real estate ranging from various types of multifamily complexes (subsidized housing, high-rises, HUD financed, Tax Credit, Class C rehabs, student-oriented facilities), and corporate buildings.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.

CAPITAL EXPENDITURES GUARANTY:

o    Lasalle Income and Growth Fund IV provided a guaranty of $4.0 million. The guaranty terminates upon the borrower expending $4.0 million in capital expenditures (excluding routine maintenance and repairs) to the property, as reasonably acceptable to the mortgagee.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       82

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                             SUSSEX COMMONS I & II
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       83

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                 1412 BROADWAY
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       84

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                 1412 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                     Bank of America
LOAN PURPOSE:                    Acquisition
ORIGINAL PRINCIPAL BALANCE:      $102,000,000
FIRST PAYMENT DATE:              January 1, 2007
TERM/AMORTIZATION:               60/0 months
INTEREST ONLY PERIOD:            60 months
MATURITY DATE:                   December 1, 2011
EXPECTED MATURITY BALANCE:       $102,000,000
BORROWING ENTITY:                1412 Broadway, LLC
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Lockout/Defeasance:
                                 57 payments
                                 Open: 3 payments
EXISTING MEZZANINE DEBT:         $20,000,000
UP-FRONT RESERVES:
   TI/LC RESERVE(1):             $4,442,591
   REPLACEMENT RESERVE:          $3,500,000
ONGOING MONTHLY RESERVES:
   TAX RESERVE:                  Yes
LOCKBOX:                         Hard

----------
(1)  The TI/LC Reserve of $4,442,591 is comprised of Future Leases ($3,800,000)
     and outstanding tenant obligations ($642,591).

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $102,000,000
CUT-OFF DATE LTV:                56.8%
MATURITY DATE LTV:               56.8%
UNDERWRITTEN DSCR:               1.21x
MORTGAGE RATE(1):                5.823%

----------
(1)   Mortgage rate rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Office
PROPERTY SUB-TYPE:               Central Business District
LOCATION:                        New York, New York
YEAR BUILT/RENOVATED:            1927/2000
NET RENTABLE SQUARE FEET:        397,710
CUT-OFF BALANCE PER SF:          $256
OCCUPANCY AS OF 01/26/2007(1):   86.3%
OWNERSHIP INTEREST:              Fee
PROPERTY MANAGEMENT:             Murray Hill Properties LLC
UNDERWRITTEN NET CASH FLOW:      $7,293,855
APPRAISED VALUE:                 $179,700,000

----------
(1)  As of January 26, 2007, the 1412 Broadway Mortgaged Property is 86.3%
     occupied and 89.5% leased.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       85

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                 1412 BROADWAY
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                         FULL YEAR      ANNUALIZED
                                       (12/31/2005)    (09/30/2006)   UNDERWRITTEN
                                       -------------   ------------   ------------

Effective Gross Income .............    $14,571,129    $14,762,527    $15,246,988
Total Expenses .....................    $ 6,817,470    $ 6,785,692    $ 7,292,693
Net Operating Income (NOI) .........    $ 7,753,659    $ 7,976,835    $ 7,954,295
Cash Flow (CF) .....................    $ 7,753,659    $ 7,976,835    $ 7,293,855
DSCR on NOI ........................           1.29x          1.32x          1.32x
DSCR on CF .........................           1.29x          1.32x          1.21x

                              TENANT INFORMATION(1)

                             RATINGS        TOTAL      % OF               POTENTIAL  % POTENTIAL     LEASE
     TOP TENANTS       FITCH/MOODY'S/S&P  TENANT SF  TOTAL SF  RENT PSF     RENT        RENT      EXPIRATION
---------------------  -----------------  ---------  --------  --------  ----------  -----------  ----------

One Step Up .........      Not Rated        40,679     10.2%    $30.00   $1,220,370       8.7%    12/01/2014
Kasper ASL ..........     NR/Baa3/BBB-      40,666     10.2     $27.25    1,108,149       7.9     03/01/2008
Escada ..............      NR/B1/BB-        33,384      8.4     $32.00    1,068,288       7.6     12/01/2020
FYC 8(2) ............      Not Rated        23,955      6.0     $33.31      798,058       5.7     03/01/2010
                                           -------     ----              ----------      ----
TOTAL ...............                      138,684     34.9%             $4,194,864      29.7%

----------
(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  FYC8 is under two different leases. 6,856 square feet expires on March 1,
     2010 and the remaining 17,099 square feet expires on October 1, 2013.

                           LEASE ROLLOVER SCHEDULE(1)

                     # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION     EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------   -----------   --------   --------   ----------   -------------   ----------

2007 .............         6        22,173        5.6%      22,173          5.6%      $  711,236
2008 .............        11        83,873       21.1      106,046         26.7%      $2,829,807
2009 .............         7        18,698        4.7      124,744         31.4%      $  576,600
2010 .............         5        15,713        4.0      140,457         35.3%      $  490,662
2011 .............         7        25,243        6.3      165,700         41.7%      $  887,043
2012 .............         4        13,831        3.5      179,531         45.1%      $  500,836
2013 .............         4        32,743        8.2      212,274         53.4%      $1,167,402
2014 .............         2        41,679       10.5      253,953         63.9%      $1,305,600
2015 .............         5        21,908        5.5      275,861         69.4%      $  880,110
2016 .............         2         9,024        2.3      284,885         71.6%      $  589,211
2017 .............         1        12,422        3.1      297,307         74.8%      $  422,348
2019 .............         2        11,495        2.9      308,802         77.6%      $  605,247
2020 .............         1        33,384        8.4      342,186         86.0%      $1,068,288
2021 .............         2         4,622        1.2      346,808         87.2%      $  270,618
MTM ..............         4         8,990        2.3      355,798         89.5%      $  314,781
Vacant ...........        --        41,912       10.5      397,710        100.0%      $        0
                         ---       -------      -----
TOTAL ............        63       397,710      100.0%

----------
(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       86

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                 1412 BROADWAY
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 34.9% of the total net rentable square feet, are:

o    ONE STEP UP (not rated) occupies 40,679 square feet (10.2% of square feet,
     8.7% of income) under a ten-year lease expiring on December 1, 2014. The current rental rate per square foot of $30.00 increases to $32.00 on
     October 1, 2010. There are no options to renew the lease. One Step Up supplies clothing to Wal-Mart and Macy's, as well as specialty stores such as Charlotte Russe and Forever 21.

o    KASPER ASL (Jones Apparel Group, Inc., NYSE: "JNY") (not rated by Fitch,
     "Baa3" by Moody's and "BBB-" by S&P) occupies 40,666 square feet (10.2% of square feet, 7.9% of income) under a ten-year lease expiring on March 1,
     2008. The current rental rate per square foot of $27.25 is constant during the remaining lease term. There are no options to renew the lease, however, the 1412 Broadway Borrower has indicated the tenant is currently negotiating a renewal. Kasper ASL is owned by Jones Apparel Group, a leading designer, marketer and wholesaler of branded apparel, footwear and accessories. Jones Apparel Group markets directly to consumers through a chain of specialty retail and value-based stores, and operates the Barneys
     New York chain of luxury stores. Nationally recognized brands include Jones
     New York, Evan-Picone, Norton McNaughton, Gloria Vanderbilt, Erika, l.e.i.,
     Energie, Nine West, Easy Spirit, Enzo Angiolini, Bandolino, Joan & David,
     Mootsies Tootsies, Sam & Libby, Napier, Judith Jack, Kasper, Anne Klein,
     Albert Nipon, Le Suit and Barneys New York. 14 luxury stores and 674 outlet stores. Jones Apparel Group employs approximately 13,500 people. As of the fiscal year ended December 31, 2005, Jones Apparel Group reported revenue of approximately $5.1 billion, net income of $274.3 million and stockholder equity of $2.7 billion.

o    ESCADA (not rated by Fitch, rated "B1" by Moody's and "BB-" by S&P)
     occupies 33,384 square feet (8.4% of square feet, 7.6% of income) under a
     15-year lease expiring on December 1, 2020. The current rental rate per square foot of $32.00 increases to $34.00 during lease years six to ten and
     $36.00 during lease years 11 to 15. There are no options to renew the lease. Escada sells women's designer fashions for daytime, evening, business, leisure, sports, luxury spa and special occasions as well as couture. The range of fashions is supplemented with accessories like handbags, shoes, and small leather goods. Fragrances, eyewear, kids wear and jewelry from licensed partners are also sold under the Escada brand.
     Escada operates 201 company-owned shops and 303 franchise shops in more than 60 countries. Escada is owned by Escada AG of Munich, Germany. Escada
     AG employs approximately 4,000 people. For the fiscal year 2004/2005,
     Escada AG reported revenue of EUR $648.6 million, net income of EUR $13.7 million and stockholder equity of EUR $99.0 million.

o    FYC 8 (aka "Donna Ricco") (not rated) occupies a total of 23,955 square feet (6.0% of square feet, 5.7% of income) under two leases of various terms expiring from March 1, 2010 to October 1, 2013. The current blended rental rate per square foot of $33.31 increases annually by approximately
     3.0%. There are no options to renew the leases. Donna Ricco is the brand name for a collection of dresses and separates designed by fashion designer, Donna Ricco. The Donna Ricco brand is available in better specialty and department stores across the country. The seasonal collections are sized in petite, missy and women's.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       87

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                 1412 BROADWAY
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The 1412 Broadway Mortgage Loan is a $102.0 million, five-year fixed rate loan secured by a first mortgage on a central business district office building located in Manhattan, New York County, New York. The 1412 Broadway
     Mortgage Loan is interest only for the entire loan term, matures on
     December 1, 2011 and accrues interest at an annual rate, rounded to three decimal places, of 5.823%.

THE BORROWER:

o    The 1412 Broadway Borrower is 1412 Broadway, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the 1412 Broadway Borrower's legal counsel has delivered a non-consolidation opinion.

o    Equity ownership is held 92.5% by 1412 Broadway Member, LLC, a Delaware limited liability company, which is owned by Principal Life Insurance
     Company, and 7.5% by 1412 MHP Member, LLC, a Delaware limited liability company, which is owned by Murray Hill Properties Real Estate Investment
     III L.P., a Delaware limited partnership. The borrower principal is Norman
     Sturner.

o    Principal Life Insurance Company is owned by Principal Financial Group
     (NYSE: "PFG") (rated "A" by Fitch, "A2" by Moody's and "A" by S&P).
     Principal Finance Group provides retirement savings, investment, and insurance products and services in the United States and internationally.
     Principal Life Insurance Company operates through three segments: U.S.
     Asset Management and Accumulation, International Asset Management and
     Accumulation, and Life and Health Insurance. The U.S. Asset Management and
     Accumulation segment offers retirement savings and related investment products and services for defined contribution pension plans and non-qualified executive benefit plans, and employee stock ownership plan consulting services to small and medium-sized businesses. The Life and
     Health Insurance segment provides individual life insurance, group health insurance, and specialty benefits, including group dental and vision, individual and group disability, and group life insurance services. PFG employs approximately 14,500 people. As of the fiscal year ended December
     31, 2005, PFG reported revenue of approximately $9.0 billion, net income of
     $919.0 million and stockholder equity of $7.8 billion.

o    Murray Hill Properties invests in, develops, leases and manages commercial and residential real estate in the New York tri-state area. Norman Sturner co-founded Murray Hill Properties in 1973.

THE PROPERTY:

o    The 1412 Broadway Mortgaged Property (aka the "Fashion Gallery Building")
     consists of a fee simple interest in a central business district office building built in 1927. The 28-story improvements contain 397,710 square feet and is situated on 0.41 acres. The major tenants are One Step Up,
     Kasper ASL, Escada, and FYC 8 (aka Donna Ricco), which together occupy
     34.9% of the total square feet and contribute 29.7% of the gross potential rental income. The building is currently occupied by approximately 45 additional office tenants and seven ground floor retail tenants.

o    The 1412 Broadway Mortgaged Property is located on the northeast corner of
     Broadway and West 39th Street in the Midtown office district. The neighborhood includes some of Manhattan's most popular attractions, including Radio City Music Hall, Rockefeller Center, St. Patrick's
     Cathedral, Times Square and Grand Central Station.

o    The 1412 Broadway Borrower is generally required at its sole cost and expense to keep the 1412 Broadway Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Murray Hill Properties LLC manages the 1412 Broadway Mortgaged Property.
     Murray Hill Properties LLC currently manages 20 properties containing a total of approximately 4.2 million square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    $20,000,000 mezzanine piece held outside of the trust.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       88

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
--------------------------------------------------------------------------------
                                 1412 BROADWAY
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       89